Filed on: April 30, 2024	File No. 033-85592 File No. 811-08836

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	32	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	51	☒
(Check appropriate box or boxes)
SBL VARIABLE ANNUITY ACCOUNT VIII
(Variflex LS)

(Exact Name of Registrant)
Security Benefit Life Insurance Company

(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001

(Address of Depositor’s Principal Executive Offices)
(785) 438-3000

(Depositor’s Telephone Number, Including Area Code)
Chris Swickard, Deputy General Counsel
Security Benefit Life Insurance Company
One Security Benefit Place, Topeka, KS 66636-0001

(Name and Address of Agent for Service
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2024, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on May 1, 2024, pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 2024

VARIFLEX® LS VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69114-00 2024/05/01
V6911

VARIFLEX® LS VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account VIII
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Variflex LS Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account VIII (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2024
V6911
32-69114-00 2024/05/01

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Commencement Date — The date when annuity payments are to begin.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Commencement Date during which annuity payments are made.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Commencement Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
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Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account VIII, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt and any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples
Transaction Charges	There are no charges for other transactions.	Not Applicable
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FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table – Examples Charges and Deductions – Mortality and Expense Risk Charge Charges and Deductions – Administration Charge Appendix A – Underlying Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.40%	1.40%
	Investment options[2] (Underlying Fund fees and expenses)	0.61%	4.44%
	1 As a percentage of Contract Value allocated to the Separate Account. 2 As a percentage of Underlying Fund average net assets.
There are no optional benefits available under this Contract.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,783.80	Highest Annual Cost: $4,339.19
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge and Underlying
Fund fees and expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•Tax deferral is more beneficial to investors with a long time horizon.
The Contract – General
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option, including the Fixed Account (if available), has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
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	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

The Contract –
Allocation of Purchase
Payments
The Contract – Transfers
of Contract Value –
Frequent Transfer
Restrictions
The Fixed Account –
Transfers and
Withdrawals from the
Fixed Account
Other Information –
Changes to Investments

Optional Benefits	•There are no optional benefits available under this Contract.	Not Applicable
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Federal Tax Matters Federal Tax Matters – Income Taxation of Annuities in General—Non Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your
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financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Commencement Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5 and 6, withdrawals (other than systematic withdrawals) are permitted after the Annuity Commencement Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 75 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the greatest of total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, and any uncollected premium tax), the Contract Value, or the stepped-up death benefit. The stepped-up death benefit is the largest death benefit on any Contract anniversary that is a multiple of six that occurs prior to the oldest Owner or Annuitant attaining age 76, plus Purchase Paymentsand less withdrawals made since the applicable Contract anniversary. For Contract Owners aged 76 and older on the Contract issue date, the standard death benefit will be the greater of the Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, and any uncollected premium tax).
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. If a loan is taken it must be repaid prior to the Annuity Commencement Date. A loan must be taken and repaid prior to the Annuity Commencement Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
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Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
Charge
Base Contract Expenses (as a percentage of average Contract Value)[1]	1.40%
Net Loan Interest Charge[2]	2.50%
1  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge, both of which are deducted daily. The mortality and expense risk charge is 1.25% and also applies during the Annuity Period. The administration charge applies during the Annuity Period, unless one of Annuity Options 1 through 4 is chosen.
2 The net loan cost equals the difference between the amount of interest the Company charges you for a loan, 5.5%, and the amount of interest the Company credits to the Loan Account, which is 3.0%.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.61%	4.44%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.61%	2.19%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2025.

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Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$5,815.47	$17,300.28	$28,592.95	$56,005.00
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$5,815.47	$17,300.28	$28,592.95	$56,005.00
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$2,040.05	$6,304.96	$10,828.73	$23,376.11
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$2,040.05	$6,304.96	$10,828.73	$23,376.11
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Loan Risk — The amount in the Loan Account does not participate in the investment experience of the Subaccounts, therefore, loans can impact the Contract Value and death benefit, even if the loan is repaid in full. If the Contract is surrendered while there is an outstanding loan, the surrender value will be reduced by the amount of the loan plus loan interest rate. Upon the death of the Annuitant, we will pay the Beneficiary the Contract Value less the outstanding loan and loan interest due. If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the total outstanding loan balance will be deemed to be in default for tax reporting purposes.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $51.4 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting
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the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on September 12, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance,
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and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees of up to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.55% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment
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advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Commencement Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed
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Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.25% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts. The administration charge is not assessed against Contract Value which has been applied under Annuity Options 1 through 4.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 5.5%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
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Variations in Charges — The Company may reduce or waive the amount of the administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 403(b), 408, 408A, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals’ retirement plans (sometimes called HR10 and Keogh plans), (2) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (3) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (4) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
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Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is also $1,000. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
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Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than 1% of any payment being allocated to any one Subaccount or the Fixed Account. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the
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price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option Program, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Asset Reallocation Option — For no additional charge, prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. The Asset
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Reallocation Option will terminate automatically if a transfer is made to, or from, any Subaccount included in the allocation selected by the Contract Owner. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Commencement Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $1,000, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value from the Subaccounts to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
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•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Funds IS® Asset Allocation, American Funds IS® Global Growth, American Funds IS® Global Growth and Income, American Funds IS® International	30 days
BlackRock High Yield V.I.	30 days
BNY Mellon IP Technology Growth	60 days
ClearBridge Variable Growth, ClearBridge Variable Small Cap Growth	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF
High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity,
Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
Invesco V.I. American Value, Invesco V.I. Comstock, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Government Securities, Invesco V.I. Global Real Estate, Invesco V.I. Health Care, Invesco
V.I. Main Street Mid Cap Fund®, Invesco V.I. Main Street Small Cap® Invesco V.I. Value
Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson VIT Enterprise	30 days
LVIP American Century Ultra®, LVIP American Century Value	30 days
MFS® VIT II Research International, MFS® VIT Mid Cap Value, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Micro-Cap	30 days
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In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the
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Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract.
The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions, such as loans, full or partial withdrawals (including systematic withdrawals, and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract, affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
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The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, (5) the administration charge under the Contract, and (6) the deduction of the Underlying Fund’s fees and expenses.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — A Contract Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed Account, limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 and 6. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order, In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.”
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or a part of the Contract for another investment be made upon a transfer form provided by the Company, which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $1,000, except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request, less any applicable premium tax charge. Any premium tax charge on partial withdrawals will be deducted from the requested payment amount. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, the Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge in addition to the payment amount. See “Premium Tax Charge.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the
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Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $5,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account according to the Contract Owner’s instructions to the Company. If a Contract Owner does not specify the allocation, the Company will deduct the withdrawal from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in the receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contract Owner may elect to receive systematic withdrawals before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. A Contract Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contract Owner may also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contract Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax.
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contract Owner’s Contract Value in the Subaccounts and the Fixed Account, as directed by the Contract Owner. If a Contract Owner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months as described under “The Fixed Account.” You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals
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made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program” and “Federal Tax Matters.”
Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If the Owner dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of death of the Owner and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If the Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any applicable death benefit will terminate at the Annuity Commencement Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:
•
The sum of all Purchase Payments, less any reductions caused by previous withdrawals,
•
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or
•
The stepped-up death benefit, if applicable.
The stepped-up death benefit is: (1) the largest death benefit on any Contract anniversary that is an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (2) any Purchase Payments made since the applicable Contract anniversary, less (3) any withdrawals since the applicable Contract anniversary. The stepped-up death benefit is not payable and will not be included as part of the Death Benefit calculation if you die prior to the end of the fifth Contract Year.
If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.
The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of the age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or (2) the total Purchase Payments received less any reductions caused by previous withdrawals. However, if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Designated Beneficiary. However, if the Owner has
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completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” for a discussion of the tax consequences in the event of death.
Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are made
(ii)
In Contract Year five, the Contract Value is $105,000
(iii)
The Owner takes one withdrawal of $10,000 in Contract Year seven
(iv)
The Owner dies in Contract Year 10
(v)
At the time of the Owner’s death, the Contract Value is $89,000
(vi)
There is no outstanding Contract Debt at the time of the Owner’s death
If the Owner was 76 years old or older on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals. The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals is $90,000. Thus, the death benefit is $90,000.
If the Owner was 75 years old or younger on the Contract Date, the standard death benefit is the greatest of sum of all Purchase Payments less withdrawals, the Contract Value, or the stepped-up death benefit. The stepped-up death benefit is the largest death benefit on any Contract anniversary that is a multiple of five and occurs prior to the oldest Owner (or Annuitant) reaching age 76 plus Purchase Payments made and less withdrawals taken since the applicable Contract anniversary. Assuming the Owner was less than 76 years old in Contract Year five, the stepped-up death benefit is calculated as follows:
Death Benefit in Contract Year Five + Purchase Payments since Contract Year Five – Withdrawals since Contract Year Five =
$105,000 + $0 - $10,000 = $95,000
The death benefit is $95,000.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax advisor for more information on this subject.
For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Commencement Date or receive the death benefit proceeds.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
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For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 75 or Younger
Provides a death benefit equal to
the greatest of (1) all Purchase
Payments less any withdrawals,
(2) the Contract Value, or (3) the
stepped-up death benefit, which
is the largest death benefit on any
Contract anniversary that is a
multiple of five and that occurs
prior to the oldest Owner
attaining age 76, plus Purchase
Payments made and less
withdrawals taken since the
applicable Contract anniversary.
There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The stepped-up death benefit will not be included as part of the death benefit calculation if death occurs prior to the end of the fifth
Contract Year.
•The calculation of this death benefit differs for Contracts issued in
Florida.

Standard Death Benefit – Contract Issue Age 76 and Older	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, or the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The calculation of this death benefit differs for Contracts issued in
Florida.

Systematic Withdrawals	Allows you to set up an automatic periodic payments from your Contract Value.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of those two options.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.
•The Company may discontinue, modify, or suspend the Asset
Reallocation Option at any time.
•You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of those two options.

Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	N/A
Loans	You may be able to borrow money under your Contract using the Contract Value as the only security for the loan.	Annual net loan interest of up to 2.16% plus the total charges for riders you have selected (as a percentage of loan amount).
•Only available to participants in a tax deferred retirement plan that allows participant loans.
•Loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment.
•Collateral in the Loan Account does not participate in the
investment experience of the Subaccounts, which can impact the
Contract Value and death benefit, even if the loan is repaid in full.

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or Program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account.” Amounts allocated to the Loan Account earn 3.0% on an annual basis. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate under Fixed Account.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to 5.5%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
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Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by the IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the debt. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
Annuity Period

General — You select the Annuity Commencement Date at the time of application. The Annuity Commencement Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Commencement Date is selected, the Annuity Commencement Date will be the Annuitant’s 95th birthday. Any applicable death benefit will terminate at the Annuity Commencement Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.
On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by any applicable premium taxes and any outstanding Contract Debt.
The Contracts currently provide for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4, the annuity
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rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Commencement Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option, which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.
You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commencement Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals or surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 and 6, an Owner may make full and partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable premium tax charge.
The Contract specifies annuity tables for Annuity Options 1 through 4 described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurs prior to the due date of the second annuity payment, two if death occurs prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant, regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments to the Designated Beneficiary will continue during the remainder of such period.
Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continue to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will continue to the Designated Beneficiary.
Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants die prior to the second annuity payment due date, two if both die prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving annuitant, regardless of the number of payments received.
Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until the amount applied and interest thereon are exhausted, with the guarantee that if, at the
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death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase, and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment, but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. For Non-Qualified Contracts, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may, in its discretion, pay interest at a rate
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(“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the transfer is effected, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contract Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
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The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $1,000 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to waive or limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers, and to limit the amount that may be subject to transfers and the amount remaining in an account after a transfer.
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options and any systematic withdrawals from the Fixed Account will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging, Asset Reallocation or systematic withdrawals from the Fixed Account by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging or systematic withdrawal option is cancelled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. A Contract Owner may make a partial withdrawal from the Fixed Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals and (3) once per Contract Year in an amount equal to the greater of $5,000 or 10% of the Contract Value in the Fixed Account at the time of the partial withdrawal. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months. Any change in the type, frequency or number of Systematic Withdrawals from the Fixed Account requires that a new 36 month period be started. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Contract Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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•
For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions
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made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a
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Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
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Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Commencement Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) from a Non-Qualified Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this
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“partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under federal law.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
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Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.
In order for a retirement plan to be “qualified” under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of “highly compensated” employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.
A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow “Roth” contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a “qualified distribution.” Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.
Each employee’s interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches their “applicable age” as defined in the Code or retires (“required beginning date”). If the employee attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If employee attains age 74 after 2032, their applicable age is 75. The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains their applicable age. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by
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the Internal Revenue Service. For plan years beginning in 2024, Roth designated contributions in a 401(k) plan are not subject to minimum required distribution rules during the Contractowner’s lifetime.
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed to a designated beneficiary starting before the close of the calendar year following the year of the employee’s death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached their applicable age. Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individual who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee’s investment. The portion so excluded is determined by dividing the employee’s investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee’s investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.
Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches their “applicable age” as defined in the Code or retires (“required beginning date”). If the employee attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If employee attains age 74 after 2032, their applicable age is 75. Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached their applicable age (defined above). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions
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must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship. Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation (for 2024).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be
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reduced or eliminated based on the individual’s adjusted gross income for the year ($123,000 to $143,000 for a married couple filing a joint return and $77,000 to $87,000 for a single taxpayer in 2024). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $230,000 to $240,000 (for 2024). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches their applicable age (as defined above)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $146,000 to $161,000 in adjusted gross income for 2024 ($230,000 to $240,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.
Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the
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distribution of a participant’s benefits until the participant attains age 59½, terminates employment or incurs an “unforeseeable emergency.”
Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.” Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity (IRA).
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
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Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
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Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer
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required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
48

State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 6663-60001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2023, 2022, and 2021, the amounts paid to SDL in connection with all variable annuity contracts sold through the Separate Account were $554,714, $394,907, and $177,478, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 3.0% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs
49

may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2023 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Cetera Advisors LLC, Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Osaic Wealth, Inc.; PlanMember Securities Corporation; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the Underlying Fund prospectuses, shareholder reports*, and other documents, which may be amended or updated from time to time, and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=2&prodID=10&prodCat=VA.
*Due to changes in Underlying Fund report delivery requirements, effective on and after June 30, 2024, all Underlying Fund reports for your current investment allocation(s) will be printed and mailed to you.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	14.02%	8.92%	6.98%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.02%	22.29%	13.36%	9.30%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	25.82%	13.08%	10.63%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	15.56%	4.58%	3.15%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	12.94%	5.49%	4.21%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	59.00%	15.31%	12.94%
Large Cap Growth	ClearBridge Variable Growth – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: ClearBridge Investments, LLC	1.10%	24.13%	8.05%	6.38%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: ClearBridge Investments, LLC	0.80%	8.40%	9.56%	7.89%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.14%	8.52%	11.41%	8.28%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	4.44%	8.38%	1.99%	2.09%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.34%	12.02%	4.50%	3.92%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	9.27%	11.27%	8.47%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.92%	12.75%	5.76%	3.32%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.07%	14.12%	7.68%	6.06%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.25%	10.29%	10.21%	5.55%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.15%	9.73%	11.98%	7.59%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.45%	26.90%	14.83%	11.72%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.64%	39.91%	18.00%	14.25%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.48%	26.41%	12.72%	9.97%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.77%	21.01%	9.41%	7.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	1.04%	6.95%	1.28%	3.00%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.14%	12.28%	9.97%	6.94%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	15.29%	12.45%	6.98%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	12.10%	13.20%	8.65%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.12%	12.85%	12.47%	9.52%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	10.24%	9.64%	6.78%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	17.86%	8.15%	4.07%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.02%	9.05%	2.11%	3.10%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.61%	4.60%	1.53%	0.93%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.94%	4.46%	0.42%	0.90%
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.98%	3.02%	8.75%	6.87%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	14.14%	10.32%	6.45%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	17.78%	13.14%	11.82%
Large Cap Growth	LVIP American Century Ultra – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.94%	43.27%	19.07%	14.47%
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.89%	9.02%	11.71%	8.36%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.21%	12.83%	8.23%	3.89%
Mid Cap Value	MFS® VIT Mid Cap Value – Service Class Adviser: Massachusetts Financial Services Company	1.05%	12.39%	12.60%	8.46%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	10.22%	8.27%	6.27%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	-2.33%	8.05%	6.13%
Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.16%	26.57%	13.69%	9.74%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.28%	8.14%	6.02%	4.04%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Adminis- trative Class Adviser: Pacific Investment Management Company LLC	1.64%	-7.85%	8.55%	-0.80%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	1.28%	9.02%	1.64%	3.06%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.69%	4.97%	0.99%	0.92%
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.84%	3.67%	3.16%	2.25%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.24%	19.31%	12.80%	5.72%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121208?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000028570

VARIFLEX® LS VARIABLE ANNUITY
May 1, 2024
SBL Variable Annuity Account VIII
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the Variflex LS Variable Annuity dated May 1, 2024, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
6911A
32-69110-01 2024/05/01

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account VIII as a separate account under Kansas law on September 12, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2023, 2022, and 2021, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $554,714, $394,907, and $177,478, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $69,000, or (b) 100% of the Participant’s annual compensation. Salary reduction contributions to a cash-or-deferred 401(k) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity to $23,000 for tax year 2024. The $23,000 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $7,500 can be made to a 403(b) annuity during the 2024 tax year. The $7,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2024 is the lesser of (i) $69,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$23,000 in 2024 with a $7,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 a year (subject to a $15,000 lifetime limit) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $23,000 elective contribution limit makes $11,000 in contributions to a Roth 403(b) annuity contract, the individual can only make $12,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $69,000 (for 2024). Salary reduction contributions, if any, are subject to additional annual limits.
Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $23,000 or (ii) 100% of the employee’s includable compensation. The $23,000 limit may be adjusted for inflation in $500 increments for future tax years.
If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the
3

employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a Section 457 plan established by a governmental employer during the tax year equal to $7,500.
The $7,500 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of all charges including the mortality and expense risk charge and the administrative charge.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to
4

differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account VIII at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account VIII at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

CONSOLIDATED FINANCIAL STATEMENTS

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2023, 2022 and 2021

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2023, 2022, and 2021

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

A member firm of Ernst & Young Global Limited	1

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2024

A member firm of Ernst & Young Global Limited	2

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2023	2022
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($40,239.2 million and $35,049.9 million in amortized cost for 2023 and 2022, respectively; includes $1,961.4 million and $1,815.7 million related to consolidated variable interest entities for 2023 and 2022, respectively; includes $8.1 million in credit loss allowances for 2023)	$39,589,948	$33,044,201
Fixed maturities, trading	95,862	51,955
Equity securities at fair value	703,317	610,428
Notes receivable from related parties	995,715	1,692,107
Mortgage loans	787,674	785,987
Policy loans	64,371	66,308
Cash and cash equivalents (includes $30.3 million and $10.9 million related to consolidated variable interest entities for 2023 and 2022, respectively)	1,552,939	1,276,213
Short-term investments	160,883	692,835
Call options	759,014	330,501
Other invested assets	1,772,410	2,383,387

Total investments	46,482,133	40,933,922
Accrued investment income (includes $36.4 million and $24.8 million related to consolidated variable interest entities for 2023 and 2022, respectively)	795,032	689,023
Accounts receivable	360,985	320,205
Reinsurance recoverable	9,358,717	7,481,844
Deferred income tax asset	99,757	141,163
Property and equipment, net	48,027	47,107
Deferred policy acquisition costs	1,352,451	1,301,251
Deferred sales inducement costs	506,915	385,580
Value of business acquired	951,486	1,168,312
Goodwill	96,941	96,941
Other assets	227,191	272,469
Separate account assets	5,625,096	5,131,121

Total assets	$65,904,731	$57,968,938

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2023	2022
	(In Thousands, except as noted)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$41,794,451	$38,249,148
Funds withheld and held liability	7,758,490	5,680,690
Accounts payable and accrued expenses	122,633	120,945
Surplus notes	114,299	115,367
Debt from consolidated variable interest entities	237,533	148,779
Option collateral	647,922	512,640
Other liabilities	551,148	508,232
Repurchase agreements	1,012,497	900,379
Separate account liabilities	5,625,096	5,131,121

Total liabilities	57,864,069	51,367,301
Stockholder’s equity:
Common stock (1)	7,000	7,000
Additional paid-in capital	4,394,107	3,959,107
Accumulated other comprehensive income (loss)	(230,289)	(902,354)
Retained earnings	3,869,844	3,537,884

Total stockholder’s equity	8,040,662	6,601,637

Total liabilities and stockholder’s equity	$65,904,731	$57,968,938

(1)	$10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Revenues:
Net investment income	$2,695,803	$2,038,760	$1,943,765
Asset-based and administrative fees	66,893	69,912	80,086
Other product charges	245,274	237,203	235,928
Change in fair value of options, futures and swaps	184,326	(688,811)	605,835
Investment related gains (losses)	(85,647)	242,064	379,814
Other revenues	131,493	113,888	93,943

Total revenues	3,238,142	2,013,016	3,339,371
Benefits and expenses:
Index credits and interest credited to account balances	586,521	404,318	921,703
Change in fixed index annuity embedded derivative and related benefits	377,405	(354,962)	(139,349)
Other benefits	468,916	129,991	413,350

Total benefits	1,432,842	179,347	1,195,704
Commissions and other operating expenses	396,857	395,928	396,253
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	390,073	88,617	387,607
Interest expense	158,168	81,044	9,192

Total benefits and expenses	2,377,940	744,936	1,988,756

Income before income tax expense	860,202	1,268,080	1,350,615
Income tax expense	173,330	253,202	277,626

Net income	$686,872	$1,014,878	$1,072,989

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Net income	$686,872	$1,014,878	$1,072,989
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	1,002,838	(1,755,789)	213,018
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	(161,726)	347,925	(33,742)
Policy reserves and annuity account values	(169,047)	265,096	(49,633)

Total other comprehensive income (loss), net of tax	672,065	(1,142,768)	129,643

Comprehensive income (loss)	$1,358,937	$(127,890)	$1,202,632

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total
	(In Thousands)
Balance at January 1, 2021	$7,000	$3,459,107	$110,771	$1,550,017	$5,126,895
Net income	—	—	—	1,072,989	1,072,989
Other comprehensive income (loss), net	—	—	129,643	—	129,643
Contribution from parent	—	200,000	—	—	200,000

Balance at December 31, 2021	7,000	3,659,107	240,414	2,623,006	6,529,527
Net income	—	—	—	1,014,878	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)

Balance at December 31, 2022	7,000	3,959,107	(902,354)	3,537,884	6,601,637
Net income	—	—	—	686,872	686,872
Other comprehensive income (loss), net	—	—	672,065	—	672,065
Adoption of new accounting standards [1]	—	—	—	(4,912)	(4,912)
Contribution from parent	—	435,000	—	—	435,000
Dividends paid	—	—	—	(350,000)	(350,000)

Balance at December 31, 2023	$7,000	$4,394,107	$(230,289)	$3,869,844	$8,040,662

[1]

Effective January 1, 2023, the Company adopted ASU 2016-13, Financial Instruments - Credit Losses, Measurement of Credit Losses on Financial Instruments, as clarified and amended by ASU 2019-04, Codification Improvements to Topic 326; ASU 2019-05 Financial Instruments - Credit Losses (Topic 326): Targeted Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Operating activities
Net income	$686,872	$1,014,878	$1,072,989
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities:
Index credits and interest credited to account balances	586,521	404,318	921,703
Policy acquisition costs deferred	(366,519)	(336,381)	(197,024)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	390,073	88,617	387,607
Investment related losses (gains)	85,647	(242,064)	(379,814)
Change in fair value of options, futures and swaps	(184,326)	688,811	(605,835)
Change in fixed index annuity embedded derivative and related benefits	377,405	(354,962)	(139,349)
Amortization of investment premiums and discounts	(54,087)	(24,163)	(53,590)
Depreciation and amortization	12,342	11,902	11,776
Change in reinsurance activity, net	2,077,799	251,166	72,964
Deferred income taxes	(135,938)	(7,709)	127,657
Change in annuity guarantees	423,126	112,284	419,244
Change in accounts receivable	23,027	169,750	(374,136)
Change in investment income due and accrued	(431,741)	(189,574)	(357,901)
Change in accounts payable	7,280	(47,408)	1,410
Change in other liabilities	92,781	127,918	16,067
Other changes in operating assets and liabilities	(333,778)	(55,525)	21,942

Net cash and cash equivalents provided by (used in) operating activities	3,256,484	1,611,858	945,710
Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	8,021,523	9,295,573	13,537,160
Mortgage loans	103,769	296,179	406,236
Call options	228,232	166,257	665,519
Notes receivable from related parties	3,788,848	6,609,085	4,930,847
Net sales (purchases) of fixed maturities, trading	(35,834)	(10,130)	25,692
Other invested assets	868,683	445,505	412,203

	12,975,221	16,802,469	19,977,657
Acquisitions of investments:
Fixed maturities available for sale	(12,723,875)	(12,598,386)	(15,511,898)
Mortgage loans	(100,406)	(127,675)	(161,497)
Call options	(377,257)	(581,798)	(20,000)
Notes receivable from related parties	(3,086,017)	(5,511,951)	(6,404,040)
Net sales (purchases) of equity securities at fair value	(49,388)	(74,556)	(223,989)
Other invested assets	(378,225)	(419,557)	(1,027,994)

	(16,715,168)	(19,313,923)	(23,349,418)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Net sales (purchases) of property and equipment	$(3,377)	$(677)	$(61)
Net sales (purchases) of short-term investments	547,351	(206,459)	(446,609)
Net decrease (increase) in policy loans	1,936	2,078	46

Net cash and cash equivalents provided by (used in) investing activities	(3,194,037)	(2,716,512)	(3,818,385)
Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	88,754	(45,527)	194,157
Capital contribution from parent	435,000	300,000	200,000
Dividends paid to parent	(350,000)	(100,000)	—
Net change in repurchase agreements	112,119	854,704	45,674
Deposits to annuity account balances	4,132,870	3,800,712	4,495,259
Withdrawals from annuity account balances	(4,204,464)	(3,218,339)	(2,484,084)

Net cash and cash equivalents provided by (used in) financing activities	214,279	1,591,550	2,451,006

Increase (decrease) in cash and cash equivalents	276,726	486,896	(421,669)
Cash and cash equivalents at beginning of period	1,276,213	789,317	1,210,986

Cash and cash equivalents at end of period	$1,552,939	$1,276,213	$789,317

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$60,645	$44,634	$8,472

Income taxes	$321,301	$266,000	$139,100

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$81,441	$14,167	$14,167

Securities purchased not yet settled in cash	$(49,760)	$(54,135)	$(159,599)

Securities sold not yet settled in cash	$110,914	$47,107	$32,036

Accrued interest paid in kind	$382,913	$354,044	$224,226

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2023, 2022 and 2021

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as SBLIC, the Company, or we), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of individual annuities, including fixed, fixed index, and variable annuities. The Company’s annuities are offered on a non-tax-qualified basis and on a tax-qualified basis as IRAs and 403(b) contracts.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; FHI Investor, LLC; and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of investment impairments and valuation allowances; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stock. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of investment related gains (losses) in the consolidated statements of operations.

Equity securities include mutual funds, common stock, and non-redeemable preferred stock. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the investment related gains (losses) in the consolidated statements of operations.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of investment related gains (losses) in the consolidated statements of operations. Beginning in 2023, credit losses are also reported within investment related gains (losses) in the consolidated statements of operations. Prior to 2023, other than temporary impairments (OTTIs) were reported separately in the consolidated statement of operations.

Upon the adoption of ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments in 2023, the Company’s new process for evaluating fixed maturity securities helps with identifying which securities may require an allowance for credit loss. This process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit risk. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent the Company determines an unrealized loss is due to credit risk, an allowance for credit loss is recognized through a reduction to net income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees. The Company does not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts in fixed maturities, available for sale deemed uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if the Company intends to sell a security or whether it is more likely than not that the Company will be required to sell the security before the recovery of its amortized cost, which in some cases, may extend to maturity. Any additional impairment, other than for credit loss, is recorded as a component of other comprehensive income (OCI), net of income taxes.

Prior to the adoption of authoritative guidance in 2023, to the extent the Company determined that an equity security accounted for under the measurement alternative or equity method of accounting was deemed other-than-temporarily impaired, the difference between carrying value and fair value was charged to earnings. For debt securities, if the Company intended to sell the security or it was more likely than not the Company would be required to sell the security before the recovery of the amortized cost basis, the Company recognized an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company did not expect to recover the amortized cost basis, and the Company did not plan to sell nor was it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcated the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion was recognized in OCI.

Also prior to 2023, the credit loss component of a structured security impairment was estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows varied depending on the type of security. For fixed rate securities, the present value was determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value was determined using the best estimate cash flows discounted at the variable rate that existed as of the date the cash flow estimate was made. The structured securities cash flow estimates were based on bond-specific facts and circumstances that may have included collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. Any change in the mortgage loan valuation allowances are reported in investment related gains (losses) on the consolidated statements of operations. See Note 2 for details regarding the valuation allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product or the transaction, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized as a component of change in fixed index annuity embedded derivative and related benefits in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be inforce policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized as a component of other benefits in the consolidated statements of operations.

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Goodwill

Goodwill is recognized as the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 7.0% during each of the years 2023, 2022, and 2021. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date.

Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2023, 2022 and 2021 amounted to $20.4 million, $20.7 million, and $23.8 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2023, 2022, and 2021 amounted to $8.8 million, $9.4 million, and $10.8 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

The Company evaluates the need for a credit loss allowance for accounts receivable that it believes will not be collected in full. There was no allowance for credit losses at December 31, 2023 or 2022.

Recently Issued Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts:

(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures. This update revise certain disclosures on income taxes including rate reconciliation, income taxes paid, and certain amendments on disaggregation by federal, state and foreign taxes. The guidance is effective for annual periods beginning on January 1, 2026 for the Company. Early adoption is permitted. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2026.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Recently Adopted Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (FASB) issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments. Under this guidance, the incurred loss impairment methodology used for loans and other financial instruments was replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning credit loss estimates. The identification of purchase credit deteriorated (PCD) financial assets includes all assets that have experienced a more-than-insignificant deterioration in credit since origination. Additionally, changes in the expected cash flows of PCD financial assets are recognized immediately in the income statement. AFS securities are not in scope of the new credit loss model, but were subject to targeted improvements including the establishment of a valuation allowance for credit losses versus the previous direct write down approach. We adopted this update effective January 1, 2023 on a modified retrospective approach with a cumulative-effect adjustment that decreased retained earnings by $4.9 million, net of tax. The adjustment to retained earnings primarily relates to unfunded commitments, commercial loans, and reinsurance recoverable.

Reclassifications

Certain prior period amounts in the consolidated statements of operations have been reclassified to conform to the current period’s presentation. Changes were made to the classification of net realized / unrealized gains (losses), excluding impairment losses on available for sale securities and total other-than-temporary impairment losses on available for sale securities and other invested assets from 2022 and 2021. These are now classified as investment related gains (losses).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair values, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. Prior to the adoption of authoritative guidance in 2023, OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2023
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$37,870	$—	$98	$2,557	$35,411
Obligations of government-sponsored enterprises	572,981	—	5,983	9,543	569,421
Corporate	22,671,069	1,062	202,165	500,962	22,371,210
Municipal obligations	18,080	—	54	618	17,516
Commercial mortgage-backed	51,196	7,089	563	2,320	42,350
Residential mortgage-backed	17,367	—	64	1,381	16,050
Collateralized debt obligations	6,718	—	1,295	152	7,861
Collateralized loan obligations	14,445,904	—	193,794	453,838	14,185,860
Redeemable preferred stock	24,029	—	—	716	23,313
Other asset backed	2,393,988	—	3,896	76,928	2,320,956

Total fixed maturity investments	$40,239,202	$8,151	$407,912	$1,049,015	$39,589,948

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2022
	Cost/ Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTIs in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$8	$3,205	$43,977	$—
Obligations of government-sponsored enterprises	130,282	101	12,549	117,834	—
Corporate	19,399,960	45,272	862,100	18,583,132	—
Municipal obligations	18,455	149	2,489	16,115	—
Commercial mortgage-backed	61,458	770	7,209	55,019	—
Residential mortgage-backed	15,830	7	1,580	14,257	—
Collateralized debt obligations	6,618	1,381	194	7,805	—
Collateralized loan obligations	13,287,384	188,596	1,220,784	12,255,196	(7,490)
Redeemable preferred stock	24,120	—	3,470	20,650	—
Other asset backed	2,058,628	5,486	133,898	1,930,216	—

Total fixed maturity investments	$35,049,909	$241,770	$2,247,478	$33,044,201	$(7,490)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of fixed maturity investments at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value
	(In Thousands)
Due one year or less	$4,184,069	$4,154,068
Due after one year through five years	14,903,076	14,724,189
Due after five years through ten years	2,412,711	2,357,528
Due after ten years	1,232,477	1,188,353
Structured securities with variable principal payments	17,506,869	17,165,810

	$40,239,202	$39,589,948

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses, for which an allowance for credit loss has not been recorded, as of December 31, 2023 and 2022, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2023
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$352	$8	$32,327	$2,549	$32,679	$2,557
Obligations of government-sponsored enterprises	107,410	469	93,077	9,074	200,487	9,543
Corporate	7,013,346	326,059	6,480,605	174,994	13,493,951	501,053
Municipal obligations	(2,542)	(130)	7,443	914	4,901	784
Commercial mortgage-backed	8,466	2,256	29,554	7,153	38,020	9,409
Residential mortgage-backed	357	—	9,838	1,380	10,195	1,380
Collateralized debt obligations	—	—	2,823	152	2,823	152
Collateralized loan obligations	772,905	30,743	7,042,687	423,125	7,815,592	453,868
Redeemable preferred stock	—	—	23,313	716	23,313	716
Other asset backed	150,941	4,903	924,005	72,025	1,074,946	76,928

Total fixed maturity investments, available for sale	$8,051,235	$364,308	$14,645,672	$692,082	$22,696,907	$1,056,390

Number of securities with unrealized losses		1,260		2,712		3,972
Percent investment grade (AAA through BBB-)		74%		76%		75%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2022
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$42,349	$3,184	$158	$21	$42,507	$3,205
Obligations of government-sponsored enterprises	102,816	9,348	9,694	3,201	112,510	12,549
Corporate	14,565,081	756,379	849,748	105,721	15,414,829	862,100
Municipal obligations	12,736	2,393	357	96	13,093	2,489
Commercial mortgage-backed	32,349	5,260	14,801	1,949	47,150	7,209
Residential mortgage-backed	12,642	1,107	1,261	473	13,903	1,580
Collateralized debt obligations	2,396	104	380	90	2,776	194
Collateralized loan obligations	6,799,303	497,958	3,886,489	722,826	10,685,792	1,220,784
Redeemable preferred stock	20,650	3,470	—	—	20,650	3,470
Other asset backed	782,814	50,373	958,425	83,525	1,741,239	133,898

Total fixed maturity investments, available for sale	$22,373,136	$1,329,576	$5,721,313	$917,902	$28,094,449	$2,247,478

Number of securities with unrealized losses		1,222		571		1,793
Percent investment grade (AAA through BBB-)		81%		80%		80%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company did not record an allowance for credit loss on these securities at December 31, 2023 and did not consider those investments to be other-than-temporarily impaired at December 31, 2022.

The Company closely monitors those securities where credit loss concerns may exist by considering relevant facts and circumstances to evaluate whether changes are necessary to the allowance for credit loss of the security. Prior to 2023, the Company monitored those securities where an impairment concern existed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of the allowance for credit loss by major security type was as follows:

	December 31, 2023
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$—	$1,151	$(1,151)	$—	$1,062	$1,062	$—
Commercial mortgage-backed	—	7,089	—	—	—	7,089	—

Total fixed maturity investments, available for sale	$—	$8,240	$(1,151)	$—	$1,062	$8,151	$—

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:

	Year Ended December 31,
	2022	2021
	(In Thousands)
Balance at beginning of period	$(9,815)	$(15,204)
Credit losses for which an other-than-temporary impairment was not previously recognized	—	(683)
Reduction for securities sold during the year or intended to be sold	176	6,072
Additional credit loss impairments on securities previously impaired	(968)	—

Balance at end of period	$(10,607)	$(9,815)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Interest on fixed maturity investments available for sale	$2,838,826	$2,000,990	$1,553,925
Interest on fixed maturity investments, trading	4,094	2,473	2,709
Interest on notes receivable from related parties	126,366	187,777	88,499
Dividends on equity securities at fair value	45,657	25,930	34,202
Interest on mortgage loans	64,590	65,045	84,534
Interest on policy loans	2,621	2,613	2,767
Interest on short-term investments	109,102	73,020	43,331
Investment income on cash and cash equivalents	53,373	11,651	2,393
Income on equity method accounting adjustments	80,456	82,281	233,655
Other	34,975	19,783	(2,015)

Total investment income	3,360,060	2,471,563	2,044,000
Less:
Investment expenses	154,509	110,658	80,031
Cede to reinsurer	509,748	322,145	20,204

Net investment income	2,695,803	2,038,760	1,943,765

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Proceeds from sales	3,599,826	$3,665,659	$2,044,326
Gross realized gains	239,736	14,536	242,534
Gross realized losses	44,418	41,816	5,934

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Investment related gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,

	2023	2022	2021
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	195,131	$(27,796)	$236,670

Total realized gains (losses), available for sale	195,131	(27,796)	236,670
Realized/unrealized gains (losses), other invested assets	(20,307)	(62,091)	70,356
Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	11,832	(16,191)	(1,369)
Other realized/unrealized gains (losses):
Foreign currency gains (losses)	115,238	(152,673)	(47,440)
Foreign exchange derivatives	(128,421)	204,729	76,338
Equity securities at fair value	17,140	(231,585)	91,575
Embedded derivative, funds withheld reinsurance	(263,804)	509,235	(27,900)
Other	(13,044)	470	849

Total other realized/unrealized gains (losses)	(272,891)	330,176	93,422

Net realized/unrealized gains (losses) before ceded reinsurance	(86,235)	224,098	399,079
Net ceded reinsurance (gains) losses	617	23,625	200

Net realized/unrealized gains (losses) before impairments	(85,618)	247,723	399,279
Net credit losses (1)	(29)	(5,659)	(19,465)

Investment related gains (losses)	$(85,647)	$242,064	$379,814

(1)

Upon adoption of authoritative guidance effective January 1, 2023, net credit losses include adjustments to the credit loss valuation allowance, write-offs and recoveries on available for sale securities. Prior to 2023, net credit losses included other than temporary impairment losses and recoveries on available for sale securities.

There were no outstanding agreements to sell securities at December 31, 2023.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company recognized $11.7 million and $230.1 million of net unrealized losses on equity securities at fair value held at December 31, 2023 and 2022, respectively.

At December 31, 2023 and 2022, the Company pledged various fixed maturity investments with a market value of approximately $508.1 million and $207.7 million respectively, as collateral in relation to certain institutional products.

At December 31, 2023 and 2022, the Company pledged securities with a market value of approximately $199.9 million and $215.2 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).

At December 31, 2023 and 2022, available for sale bonds with a carrying value of $3.2 million and $3.2 million, respectively, were held in joint custody at various state insurance departments to comply with applicable statutes and regulations.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	December 31,
	2023	2022
	(In Thousands)
Commercial mortgage loans	$786,339	$780,115
Allowance for credit losses on commercial mortgage loans (1)	(3,037)	(3,245)

Commercial mortgage loans, net of allowances	783,302	776,870
Residential mortgage loans	4,372	9,117

Total mortgage loans, net of allowances	$787,674	$785,987

(1)

The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs. Any changes in the loan valuation allowance are reported in investment related gains (losses) on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $36.6 million and sold no commercial mortgage loans during the year ended December 31, 2023. The Company acquired $20.0 million and sold no commercial mortgage loans during the year ended December 31, 2022.

The commercial mortgage loan net of allowances portfolio diversification by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

	2023		2022
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$416,464	53%	$475,150	61%
South Atlantic	278,493	36	228,397	29
West North Central	24,325	3	25,054	4
East North Central	38,142	5	21,719	3
Mountain	17,848	2	17,867	2
New England	8,030	1	8,683	1

Total	$783,302	100%	$776,870	100%

	2023		2022
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$526,030	67%	$491,417	63%
Hotel/Motel	118,776	15	129,305	17
Apartments/Multifamily	72,884	9	78,942	10
Retail	45,707	6	70,593	9
Industrial	—	—	6,613	1
Other	19,905	3	—	—

Total	$783,302	100%	$776,870	100%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2023	2022
	(In Thousands)
CM1	$53,737	$98,103
CM2	84,172	103,994
CM3	468,076	407,075
CM4 and Below	177,317	167,698

	$783,302	$776,870

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2023 and 2022 there were no commercial mortgage loans on non-accrual status.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Reinsurance Recoverables

Our reinsurance recoverables include amounts due from reinsurers for policy benefits. We cede life insurance and annuities to other insurance companies through reinsurance. Reinsurance recoverables are reported with premiums due and other receivables in the consolidated statements of financial position. See Note 10 regarding additional details on the Company’s reinsurance recoverables.

Financing Receivables Credit Monitoring

The Company establishes a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. The Company does not measure a credit loss allowance on accrued interest receivable because the Company writes off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. The Company incurred no write-offs of commercial mortgage loan accrued interest receivable during the year ended December 31, 2023.

For commercial mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any domestic commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

The Company’s reinsurance recoverables are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. A reinsurance recoverable is evaluated individually if it does not continue to share similar risk characteristics of a pool. The Company analyzes the need for an individual evaluation for any reinsurance recoverable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables is included in other benefits expense on the consolidated statements of operations.

A rollforward of our valuation allowance was as follows:

	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$893	$—	$893
Provision	1,142	—	1,142
Charge-offs	(3)	—	(3)

Ending balance	$2,032	$—	$2,032

Prior to 2023, the Company reviewed the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which was based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determined through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company would then individually assess the loan for impairment and may assign a specific loan loss allowance. The Company did not have any significant impaired mortgage loans in 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2023 were 22 days to 3.33 years. The carrying value of the securities pledged for the repurchase agreements, which consisted primarily of collateralized loan obligations, was $1,059.1 million as of December 31, 2023. The repurchase obligations was $1,012.5 million as of December 31, 2023, and is included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2022 was 45 to 120 days. The carrying value of the securities pledged for the repurchase agreements, which consisted primarily of collateralized loan obligations and corporate debt securities, was $954.1 million as of December 31, 2022. The repurchase obligations was $900.4 million as of December 31, 2022, and is included in repurchase agreements on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost.

The total assets of consolidated CFEs were $2,028.1 million and $1,851.5 million at December 31, 2023 and 2022, respectively. The total liabilities of consolidated CFEs were $237.5 million and $152.2 million at December 31, 2023 and 2022, respectively.

Unconsolidated Variable Interest Entities

Collateralized Financing Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not have (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. When the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $3,241.6 million and $4,153.4 million at December 31, 2023 and 2022, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2023 and 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

In the normal course of business, the Company will invest in structured investments, including unconsolidated VIEs, for which we are not considered the primary beneficiary. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment including unfunded commitments (see Note 15). See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Joint Ventures and Partnerships

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,441.8 million and $1,807.1 million at December 31, 2023 and 2022, respectively, compared to its maximum exposure to loss of $1,711.4 million and $2,495.7 million at December 31, 2023 and 2022, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of unconsolidated investments accounted for under the equity method of accounting amounted to $1,299.5 million and $1,664.7 million at December 31, 2023 and 2022, respectively. Total carrying value of unconsolidated investments accounted for under the fair value option amounted to $142.3 million and $142.4 million at December 31, 2023 and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company is exposed to certain risks relating to its ongoing business operations which it may seek to hedge through the use of derivatives. The Company’s risk of loss when using derivative instruments is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. Such changes in value are generally offset by opposite changes in the value of the hedged item. For non-exchange traded derivative instruments, the Company is exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings, daily exchange of collateral, and by establishing and monitoring of transfer threshold amounts.

The primary risks managed by using derivative instruments are equity market risk, foreign currency risk and interest rate risk. The most common types of derivatives used by the Company are call options, foreign currency forwards, exchange traded futures, equity total return swaps, interest rate options, and interest rate swaps.

The Company purchases call options to manage the equity and market risk associated with products in which the interest credited is tied to an external equity or other market index. The Company sells fixed index annuity contracts where interest is credited to policyholders based on a percentage of the gain in a specified market index, which cannot be less than zero. Most of the premium received is invested in fixed income securities and a portion is used to purchase derivatives, typically call options, consisting of a range of maturities up to five years to fund the index credits due to the fixed index annuity policyholders. On the applicable anniversary dates of the fixed index annuity, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity and/or market returns for the period covering the current policyholder crediting period.

The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. No cash is exchanged at the time the agreement is entered into.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company uses interest rate swaps and interest rate options to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In a swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional amount. The Company uses interest rate swaps to synthetically convert fixed rate liabilities to floating rate liabilities (“fair value hedge”). The Company also uses interest rate swaps to synthetically convert variable rate coupons on existing financial instruments to fixed rates (“cash flow hedge”).

Our accounting for the ongoing changes in fair value of a derivative depends on the use of the derivative and whether it is designated in a hedge accounting relationship. Derivatives designated as fair value hedges and which are determined to be a highly effective hedge are reported in the same consolidated statement of operations line item that is used to report the earnings effect of the hedged item. Derivatives that are designated for cash flow hedging and determined to be a highly effective hedge are reported at fair value as a component of OCI. At the time when the variability of cash flows being hedged impact net income, the related portion of the deferred gain or loss on the derivative is reclassified and reported in net income. For derivatives which either do not qualify or are not designated for hedge accounting, all changes in fair value are reported in net income.

The Company enters into currency forwards to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed rate instruments to eliminate the exposure to future currency volatility on those items.

The Company utilizes derivatives to hedge index credits associated with business reinsured with SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The embedded derivative reinsurance contracts asset of $813.0 million and $386.8 million as of December 31, 2023 and 2022, respectively, is related to the ceded liability to SkyRidge Re and is reflected by the Company within reinsurance recoverable on the consolidated balance sheets. The embedded derivative reinsurance contracts liability of $211.3 million and $55.6 million as of December 31, 2023 and 2022, respectively, is the fair value of the embedded derivative within the hedging agreement of the reinsurance contract to SkyRidge Re. These amounts are recorded within other liabilities on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following amounts were recorded on the consolidated balance sheet related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

Line item in the consolidated balance sheet in	Carrying amount of hedged item		Cumulative amount of fair value hedging basis adjustment increase (decrease) included in the carrying amount of the hedge item
which the hedged item is included	2023	2022	2023	2022
	(in thousands)
Fixed maturities, available for sale:
Active hedging relationships	$2,567,114	$2,094,494	$—	$—

Total fixed maturities, available for sale in in active or discontinued hedging relationships	$2,567,114	$2,094,494	$—	$—

Policy reserves and annuity account values:
Active hedging relationships	$3,028,317	$—	$(22,122)	$—

Total policy reserves and annuity account values in active or discontinued hedging relationships	$3,028,317	$—	$(22,122)	$—

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on the Fair Value Hedging Relationship
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from effectiveness testing (1) (2)	Gains (losses) included in effectiveness testing (2)	Gains (losses) (2)
Foreign currency forwards	Fixed maturity	2023	$(18,077)	$(116,597)	$116,597
Interest rate swap	Annuity account	2023	559	(28,984)	22,122
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Interest rate swap	Annuity account	2022	—	—	—
Foreign currency forwards	Fixed maturity	2021	(9,378)	55,484	(55,484)
Interest rate swap	Annuity account	2021	—	—	—

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the consolidated statements of operations as investment related gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

The notional amounts and fair value of the Company’s derivative instruments as of December 31 were as follows:

				2023
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)
Barclays Bank PLC	A		A1	$2,675,218	$106,518	$3,268
BNP Paribas	A	+	Aa3	1,521,295	51,712	4,412
Bank of America, N.A.	A	+	Aa2	691,080	27,016	—
Bank of Montreal	A	+	Aa2	2,953,050	143,426	897
Canadian Imperial Bank of Commerce	A	+	Aa2	2,551,918	63,079	47,943
Citibank, N.A.	A	+	Aa3	5,484,123	122,314	77,132
Goldman Sachs International	A	+	A1	293,400	8,860	—
JPMorgan Chase Bank, N.A.	A	+	Aa2	1,128,164	34,869	1,937
Morgan Stanley & Co International PLC	A	+	Aa3	2,168,290	30,289	—
Morgan Stanley Capital Services LLC	A	+	Aa3	1,127,650	39,400	4,728
Natixis, SA	A		A1	723,191	20,347	13,705
NatWest Markets PLC	A	—	A1	22,911	1,983	20
Royal Bank of Canada	AA	—	A1	1,225,830	66,343	4,606
Societe Generale	A		A1	1,942,639	69,120	5,114
UBS AG	A	+	Aa3	1,986,834	29,650	33
Exchange Traded/Centrally Cleared	N/A		N/A	8,699,883	198,552	21,576

				$35,195,476	$1,013,478	$185,371

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

				2022
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)
Barclays Bank PLC	A		A1	$2,188,068	$34,294	$7,419
BNP Paribas	A	+	Aa3	1,159,415	16,887	1,836
Bank of America, N.A.	A	+	Aa2	737,970	20,163	—
Bank of Montreal	A	+	Aa2	2,383,263	60,395	—
Canadian Imperial Bank of Commerce	A	+	Aa2	1,728,988	132,778	35,103
Citibank, N.A.	A	+	Aa3	3,283,398	257,965	111,749
Goldman Sachs International	A	+	A1	392,046	5,324	1,947
JPMorgan Chase Bank, N.A.	A	+	Aa2	2,349,933	32,081	—
Morgan Stanley & Co International PLC	A	+	Aa3	2,045,795	11,248	6,915
Morgan Stanley Capital Services LLC	A	+	Aa3	1,473,008	54,655	4,994
Natixis, SA	A		A1	544,855	78,436	48,589
NatWest Markets PLC	A	-	A2	53,089	5,597	—
Royal Bank of Canada	AA	-	A2	942,493	16,396	—
Societe Generale	A		A1	188,989	4,705	—
UBS AG	A	+	Aa3	1,716,388	16,735	—
Exchange Traded/Centrally Cleared	N/A		N/A	4,615,228	41,226	23,062

				$25,802,926	$788,885	$241,614

Collateral posted by counterparties at December 31, 2023 and 2022, applicable to derivative instruments, was $647.9 million and $512.6 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2023 and 2022, the balance of this account was $80.6 million and $82.2 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2023
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,013,478	$(185,371)	$(647,922)	$180,185
Derivative liabilities	185,371	(185,371)	(1,080)	(1,080)

	2022
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$788,885	$(241,614)	$(512,639)	$34,632
Derivative liabilities	241,614	(241,614)	(4,970)	(4,970)

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 was as follows:

	Derivative Asset		Derivative Liability
	2023	2022	2023	2022	Balance reported in
	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate swaps	$43,163	$—	$7,020	$—	Other invested assets and other liabilities
Currency forwards	68,378	182,630	38,077	17,655	Other invested assets and other liabilities
Derivatives not designated as hedging instruments Under Subtopic 815-20
Interest rate swaps	16,398	23,573	8,911	30,964	Other invested assets and other liabilities
Total return swaps	14,017	—	6,510	—
Call options	759,014	330,501	16,913	9,605	Call options and other liabilities
Currency forwards	107,254	251,424	101,888	174,213	Other invested assets and other liabilities
Futures	5,253	757	305	674	Other invested assets and other liabilities
Interest rate cap	—	—	5,747	8,503	Other invested assets and other liabilities
Other derivatives	781	22,700	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$1,014,258	$811,585	$185,371	$241,614

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$3,705	$4,140	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	2,810,892	1,873,472	Policy reserves and annuity account values
Funds withheld receivable	(12,306)	(22,163)	—	—	Accounts receivable
Funds withheld liability	—	—	(141,255)	(414,915)	Funds withheld liability
Reinsurance contracts	814,694	388,398	211,297	55,598	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$802,388	$366,235	$2,884,639	$1,518,295

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding embedded derivatives within fixed index annuity contracts and reinsurance recoverable associated with fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2023	2022	2021	Change of fair value reported in
	(In Thousands)
Derivatives:
Interest rate swaps	$41,497	$18,343	$22,914	Change in fair value of options, futures and swaps
Total return swaps	6,212	(26,548)	16,250	Change in fair value of options, futures and swaps
Call options	145,373	(664,929)	563,483	Change in fair value of options, futures and swaps
Futures	(15,233)	(11,214)	3,188	Change in fair value of options, futures and swaps
Interest rate cap	6,477	(4,463)	—	Change in fair value of options, futures and swaps
Other derivatives	(22,115)	(38,598)	35,177	Investment related gains (losses)

Change in fair value of derivatives	162,211	(727,409)	641,012
Interest rate swaps designated for hedging	940	—	—	Index credits and interest credited to account balances

Change in fair value of options, futures and swaps	$163,151	$(727,409)	$641,012

Change in currency forwards designated for hedging	$(134,674)	$186,899	$46,106
Change in currency forwards not designated for hedging	6,253	17,830	65,409

Change in currency forwards and swaps	$(128,421)	$204,729	$111,515	Investment related gains (losses)

Embedded derivatives:
Funds withheld receivable	$(9,856)	$(22,163)	$—	Investment related gains (losses)
Funds withheld liability	285,725	562,836	(22,513)	Investment related gains (losses)

Change in embedded derivatives recorded in investment related gains (losses)	275,869	540,673	(22,513)
Less: embedded derivatives recorded in benefits
GMWB and GMAB reserves	$(435)	$(5,144)	$(2,885)	Other benefits
Reinsurance contracts	44,968	63,279	—	Other benefits

Total change in embedded derivative financial instruments	$231,336	$482,538	$(19,628)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2023	2022	2021	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives	$179,719	$(539,723)	$144,875	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	197,686	184,761	(284,224)	Change in fixed index annuity embedded derivative and related benefits

	$377,405	$(354,962)	$(139,349)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

The Company has no cash flow hedge exposure to variability in future cash flows for forecasted transaction, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.

Derivatives in cash flow hedging relationships	Related hedged item	Amount of gain (loss) recognized in AOCI on derivatives for the year ended December 31,
		2023	2022	2021
		(in thousands)
Interest rate swaps	Fixed maturities, available for sale	$18,299	$—	$—

Total		$18,299	$—	$—

We expect to reclassify net losses of $4.9 million from AOCI into net income in the next twelve months, which includes net losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations:

	For the year ended December 31, 2023
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(in thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$116,597	$—
Loss recognized on derivatives	—	(116,597)	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(940)
Amounts related to periodic settlements on derivatives	—	—	(28,044)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(28,984)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Amounts related to periodic settlements on derivatives	$2,703	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$2,703	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

	For the year ended December 31, 2022
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(in thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$(114,197)	$—
Loss recognized on derivatives	—	114,197	—

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$—

	For the year ended December 31, 2021
	Net investment income related to hedges of fixed maturities, available-for-sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(in thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$(55,484)	$—
Loss recognized on derivatives	—	55,484	—

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Balance at beginning of period	$1,301,251	$779,546	$836,477
Cost deferred	366,519	336,381	151,587
Imputed interest	43,743	28,702	18,640
Amortized to expense	(249,887)	(99,629)	(211,466)
Effect of unrealized (gains) losses	(109,175)	256,251	(15,692)

Balance at end of period	$1,352,451	$1,301,251	$779,546

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Balance at beginning of period	$385,580	$241,262	$274,749
Costs deferred	183,978	117,083	6,350
Imputed interest	13,776	6,886	4,957
Amortized to expense	(64,902)	(28,618)	(39,066)
Effect of unrealized (gains) losses	(11,517)	48,967	(5,728)

Balance at end of period	$506,915	$385,580	$241,262

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Balance at beginning of period	$1,168,312	$1,029,077	$1,165,602
Costs deferred	—	—	45,437
Imputed interest	25,773	23,545	21,212
Amortized to expense	(158,576)	(19,503)	(181,884)
Effect of unrealized (gains) losses	(84,023)	135,193	(21,290)

Balance at end of period	$951,486	$1,168,312	$1,029,077

For the year ended December 31, 2023, December 31, 2022, and December 31, 2021,the costs deferred shown above include the initial cost of reinsurance on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 33 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 2.22% for the year ended December 31, 2023, 1.80% for the year ended December 31, 2022, and 1.88% for the year ended December 31, 2021.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2024	$117,930
2025	112,310
2026	101,110
2027	98,334
2028	89,785

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2023	2022
	(In Thousands)
Land and improvements	$7,279	$7,279
Building	53,232	52,162
Furniture	64	64
Data processing equipment	2,567	260
Computer software	792	793

	63,934	60,558
Less accumulated depreciation	(15,907)	(13,451)

Net property and equipment	$48,027	$47,107

Accumulated depreciation deducted from investment in real estate amounted to $14.9 million and $12.8 million at December 31, 2023 and 2022, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method. The estimated productive life of the asset was reduced in 2021, as a change in accounting estimate, from 25 years to 17 years. The asset is included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:

	2023	2022
	(In Thousands)
Airplane	$124,644	$124,644
Less accumulated depreciation	(49,957)	(40,071)

Carrying value	$74,687	$84,573

Depreciation on the asset for the years ended December 31, 2023, 2022 and 2021 was $9.9 million, $9.9 million, and $9.9 million, respectively, and is included in commissions and other operating expenses in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2021:
Net unrealized gains (losses) on available for sale securities	$497,066	$(104,384)	$392,682
Foreign exchange adjustments on available for sale and equity method investments	(10,219)	2,146	(8,073)
Reclassification adjustment for (gains) losses included in net income	(236,670)	49,702	(186,968)
OTTI losses recognized in earnings and other comprehensive income (loss)	19,465	(4,088)	15,377
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(42,710)	8,968	(33,742)
Policy reserves and annuity account values	(62,826)	13,193	(49,633)

Total other comprehensive income (loss) for the year ended December 31, 2021	$164,106	$(34,463)	$129,643

Other comprehensive income (loss) for the year ended December 31, 2022
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

Other comprehensive income (loss) for the year ended December 31, 2023:
Net unrealized gains (losses) on available for sale securities	$1,446,241	$(303,711)	$1,142,530
Foreign exchange adjustments on available for sale and equity method investments	5	(1)	4
Reclassification adjustment for (gains) losses included in net income	(195,131)	40,979	(154,152)
Hedging instruments	18,299	(3,843)	14,456
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(204,716)	42,990	(161,726)
Policy reserves and annuity account values	(213,983)	44,936	(169,047)

Total other comprehensive income (loss) for the year ended December 31, 2023	$850,715	$(178,650)	$672,065

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2021	7,373	103,398	110,771
Other comprehensive income (loss) before reclassifications	(8,073)	309,307	301,234
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	(171,591)	(171,591)

Accumulated other comprehensive income (loss) at December 31, 2021	(700)	241,114	240,414
Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	(4,991)	(897,363)	(902,354)
Other comprehensive income (loss) before reclassifications	4	826,213	826,217
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(154,152)	(154,152)

Accumulated other comprehensive income (loss) at December 31, 2023	$(4,987)	$(225,302)	$(230,289)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in investment related gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Reinsurance assumed:
Premiums received	$17,505	$23,201	$13,391

Commissions paid	$3,486	$3,978	$1,104

Claims paid	$19,504	$15,494	$11,221

Surrenders paid	$109,252	$106,135	$61,596

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Reinsurance ceded:
Premiums paid	$2,492,320	$1,293,191	$166,444

Commissions received	$206,979	$113,459	$13,371

Claim recoveries	$147,824	$134,130	$69,925

Surrenders recovered	$898,062	$679,159	$114,401

At December 31, 2023 and 2022, the Company had reinsurance recoverable receivables totaling $9,358.7 million and $7,481.8 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re, an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies inforce as of November 30, 2021 and (ii) liabilities on policies as they are written through 2024. The amount ceded to SkyRidge Re as of the November 30, 2021 inception date was $4.8 billion. At December 31, 2023 and 2022, policies reinsured by SkyRidge Re represented reserves of $7.8 billion and 5.9 billion, respectively.

As of December 31, 2023 and 2022, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $8,082.8 million and $6,008.0 million, respectively. The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

As of December 31, 2023 and 2022, the Company had $746.3 million and $892.7 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

Life insurance inforce ceded at December 31, 2023 and 2022 was $1,733.4 million and $1,815.4 million, respectively. Life reserves ceded at December 31, 2023 and 2022 was $579.8 million and $578.7 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2023	2022
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$30,758,292	$28,918,833
Liabilities for group annuities	485,880	517,630
Funding agreements	1,003,228	1,139,483
Other investment-type insurance contract liabilities	1,743	1,687

Total investment-type insurance contract liabilities	32,249,143	30,577,633
Life and other reserves	9,545,308	7,671,515

Total policy reserves and annuity account values	$41,794,451	$38,249,148

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

General account funding agreements

The Company has issued general account funding agreements of $1,003.2 million and $1,139.5 million at December 31, 2023 and 2022, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million, due 2024. The funding agreement liability had a carrying amount of $500.8 million at December 31, 2023 and 2022, which is included in policy reserves and annuity account values on the consolidated balance sheets.

As of December 31, 2023 and 2022, the Company has $502.5 million and $638.7 million, respectively, of general account funding agreements which have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

Separate account funding agreements

The Company issued separate account funding agreements whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2023 and 2022, separate account investments funded through these agreements were $2,386.9 million and $2,105.3 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2023			2022
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)
Rollup GMDB	$429	$203	78	$506	$218	77

The determination of the value of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2023 and 2022, the reserve liability for the GLWB guarantee on fixed index annuities was $3,291.2 million and $2,658.1 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $39.9 million and $35.8 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2023			2022
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)
Return of premium	$1,176	$10	67	$1,176	$16	67
Reset	139	—	62	130	—	62
Roll-up	86	42	74	84	49	74
Step-up	3,596	34	71	3,621	86	70
Combo	66	14	76	64	20	76

Subtotal	5,063	100	70	5,075	171	70
Enhanced	3	—	72	3	—	72

Total GMDB	$5,066	$100	70	$5,078	$171	70

The determination of the value of GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2023 and 2022 was $6.6 million and $6.8 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2023 and 2022 was $17.3 million and $16.7 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2023 and 2022 was $2.0 million and $2.6 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The components of index credits and interest credited to account balances are summarized as follows:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Index credits	$205,266	$167,117	$649,132
Interest credited to account balances	381,255	237,201	272,571

	$586,521	$404,318	$921,703

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Security Benefit Corporation (SBC). The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2019. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments. The State of Illinois is auditing the Company’s 2019 and 2020 state income tax returns. There are no known adjustments.

Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $47.7 million and $35.6 million at December 31, 2023 and 2022, respectively, for taxes, which is included in other assets on the consolidated balance sheets.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

As of December 31, 2023 and 2022, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2023 and 2022.

The Inflation Reduction Act of 2022 was enacted into law on August 16, 2022, which among other provisions, implements a new corporate alternative minimum tax (“CAMT”) based on average adjusted financial statement income and is effective for tax years beginning after December 31, 2022. To the extent the CAMT (e.g., 15% of adjusted GAAP pretax income) exceeds the U.S. regular corporate tax (e.g., 21% of taxable income), an additional current tax expense will be recorded in the period the liability is incurred. A corresponding CAMT credit carryforward will be established as a deferred tax asset and will have an indefinite carryover life recoverable when the regular corporate tax exceeds the CAMT in a given year. This provision had no impact on the results of operations for year end December 31, 2023. Furthermore, the Company does not expect to be a perpetual CAMT taxpayer. The company made an accounting policy election to disregard the CAMT in evaluating recoverability of its deferred tax assets established under the U.S. regular corporate tax system.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Current income tax expense	$309,268	$260,911	$149,969
Deferred income tax (benefit) expense	(135,938)	(7,709)	127,657

Income tax expense	$173,330	$253,202	$277,626

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Federal income tax expense computed at statutory rate	$180,642	$266,297	$283,629
Increases (decreases) in taxes resulting from:
Dividends received deduction	(3,973)	(3,637)	(4,856)
Prior period adjustments	(752)	(6,615)	2,066
Tax exempt interest	(381)	(364)	(348)
Other	(2,206)	(2,479)	(2,865)

Income tax expense	$173,330	$253,202	$277,626

“Other” in the above table includes nondeductible dues and penalties and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2023	2022
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$486,985	$180,816
Net unrealized loss on derivatives	—	61,299
Net unrealized capital loss on investments	128,543	395,120
Credit carryover	7,439	7,439
Rider fee	8,458	10,909
Net operating loss carryforward	109,846	116,556

Total gross deferred income tax assets before valuation allowance	741,271	772,139
Less valuation allowance	—	—

Total deferred income tax assets	741,271	772,139
Deferred income tax liabilities:
Net unrealized gain on derivatives	51,635	—
Deferred policy acquisition costs and deferred sales inducements	345,962	314,889
Investments	5,161	26,711
Value of business acquired	189,386	235,319
Depreciation	21,973	23,837
Other	27,397	30,220

Total deferred income tax liabilities	641,514	630,976

Net deferred income tax assets (liabilities)	$99,757	$141,163

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company’s deferred tax asset position includes $523.0 million of federal net operating loss carryforwards related to SARC losses which have no expiration date.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2023 and 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Goodwill

As of December 31, 2023 and 2022, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2023 and 2022 annual impairment test, the Company determined that no impairment of goodwill was necessary.

The realization of deferred tax assets related to unrealized loss on our available for sale fixed maturity securities is based on the the Company’s ability and intent to hold the securities for a period of time sufficient to allow for the recovery of the value.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and Security Benefit Life Insurance Company and Subsidiaries consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives - reinsurance contracts

The fair value of the embedded derivative reinsurance contracts asset is calculated as described below, under the heading Embedded derivatives - fixed index annuity contracts, where the portion of the liability ceded is held as a reinsurance recoverable asset. These assets are included in Level 3.

The fair value of the embedded derivative reinsurance contracts liability is determined by the expected value of future index credits calculated using call option pricing with current market data and updated fund value allocations for policyholder balances. These liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2023
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$133,153	133,153	$—	—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	40,447	—	40,447	—
Obligations of government-sponsored enterprises	569,421	—	569,421	—
Corporate	22,427,725	—	3,965,783	18,461,942
Municipal obligations	17,516	—	5,742	11,774
Commercial mortgage-backed	42,350	—	42,350	—
Residential mortgage-backed	22,527	—	22,527	—
Collateralized debt obligations	7,861	—	7,861	—
Collateralized loan obligations	14,199,895	—	9,007,584	5,192,311
Redeemable preferred stock	23,313	—	—	23,313
Other asset backed	2,334,755	—	644,037	1,690,718

Total fixed maturity investments	39,685,810	—	14,305,752	25,380,058
Equity securities:
Consumer	257,539	32,384	193,141	32,014
Mutual funds	4,733	4,733	—	—
Preferred stocks	441,045	—	102,825	338,220

Total equity securities	703,317	37,117	295,966	370,234
Short-term investments	160,883	—	100,353	60,530
Call options	759,014	—	759,014	—
Currency forwards and swaps	175,632	—	175,632	—
Interest rate swaps and total return swaps	73,578	59,561	14,017	—
Futures	5,253	5,253	—	—
Other derivatives	781	316	—	465
Embedded derivatives:
Reinsurance contracts	814,694	—	—	814,694
Funds withheld receivable	(12,306)	—	—	(12,306)
Separate account assets	5,625,096	3,238,196	—	2,386,900

Total assets	$48,124,905	$3,473,596	$15,650,734	$29,000,575

Liabilities:
Call options	$16,913	—	16,913	—
Currency forwards and swaps	139,965	—	139,965	—
Interest rate swaps and total return swaps	22,442	15,931	6,511	—
Hedge accounting liability for MYGA product	(22,122)	—	—	(22,122)
Futures	304	304	—	—
Interest rate caps	5,747	—	5,747	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	3,705	—	—	3,705
Funds withheld liability	(141,255)	—	—	(141,255)
Reinsurance contracts	211,297	—	—	211,297
Fixed index annuity contracts	2,810,892	—	—	2,810,892

Total liabilities	$3,047,888	$16,235	$169,136	$2,862,517

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2022
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$12,806	$12,806	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	43,978	—	43,978	—
Obligations of government-sponsored enterprises	117,835	—	117,835	—
Corporate	18,627,550	—	2,120,625	16,506,925
Municipal obligations	16,115	—	5,332	10,783
Commercial mortgage-backed	55,019	—	55,019	—
Residential mortgage-backed	14,257	—	14,257	—
Collateralized debt obligations	7,805	—	7,805	—
Collateralized loan obligations	12,262,609	—	8,741,105	3,521,504
Redeemable preferred stock	20,650	—	—	20,650
Other asset backed	1,930,338	—	553,160	1,377,178

Total fixed maturity investments	33,096,156	—	11,659,116	21,437,040
Equity securities:
Consumer	322,998	285,128	2,366	35,504
Mutual funds	4,218	4,218	—	—
Preferred stocks	283,212	—	15,157	268,055

Total equity securities	610,428	289,346	17,523	303,559
Short-term investments	692,835	—	692,835	—
Call options	330,501	7,275	323,226	—
Currency forwards and swaps	434,054	—	434,054	—
Interest rate swaps and total return swaps	23,573	11,854	11,719	—
Futures	757	757	—	—
Other derivatives	22,700	236	—	22,464
Embedded derivatives:
Reinsurance contracts	388,398	—	—	388,398
Funds withheld receivable	(22,163)	—	—	(22,163)
Separate account assets	5,131,121	3,025,821	—	2,105,300

Total assets	$40,721,166	$3,348,095	$13,138,473	$24,234,598

Liabilities:
Call options	$9,605	$2,690	$6,915	$—
Currency forwards and swaps	191,868	—	191,868	—
Interest rate swaps and total return swaps	30,964	14,942	16,022	—
Futures	674	674	—	—
Interest rate caps	8,503	—	8,503	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	4,140	—	—	4,140
Funds withheld liability	(414,915)	—	—	(414,915)
Reinsurance contracts	55,598	—	—	55,598
Fixed index annuity contracts	1,873,472	—	—	1,873,472

Total liabilities	$1,759,909	$18,306	$223,308	$1,518,295

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2023 is as follows:

		Total Realized/ Unrealized
		Gains and Losses
	Balance at January 1, 2023	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2023	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$16,506,925	$23,937	$391,813	$603,333	$935,934	$18,461,942	$(52)	$80,935
Municipal obligations	10,783	(36)	1,267	(240)	—	11,774	—	1,267
Commercial mortgage-backed	—	—	—	—	—	—	—	—
Collateralized loan obligations	3,521,504	5,159	145,200	567,867	952,581	5,192,311	—	79,684
Redeemable preferred stock	20,650	(91)	2,754	—	—	23,313	—	2,754
Other asset backed	1,377,178	(2,161)	36,107	183,846	95,748	1,690,718	—	9,659

Total fixed maturity investments	21,437,040	26,808	577,141	1,354,806	1,984,263	25,380,058	(52)	174,299
Equity securities:
Consumer	35,504	(3,114)	(1,564)	—	1,188	32,014	(21,539)	—
Preferred stock	268,055	(29)	(27,980)	98,174		338,220	(39,071)	—

Total equity securities	303,559	(3,143)	(29,544)	98,174	1,188	370,234	(60,610)	—
Short-term investments	—	1,325	990	58,214	—	60,529	—	990
Other derivatives	22,464	—	(21,998)	—	—	466	—	—
Embedded derivatives:
Reinsurance contracts	388,398	117,247	—	309,049	—	814,694	—	—
Funds withheld receivable	(22,163)	9,857	—	—	—	(12,306)	—	—
Separate account assets(2)	2,105,300	281,600	—	—	—	2,386,900	—	—

Total assets	$24,234,598	$433,694	$526,589	$1,820,243	$1,985,451	$29,000,575	$(60,662)	$175,289

Liabilities:
Derivatives and embedded derivatives:
Hedge accounting liability for MYGA product	$—	(22,122)	$—	$—	$—	$(22,122)	$—	$—
GMWB and GMAB reserves	4,140	(435)	—	—	—	3,705	—	—
Funds withheld liability	(414,915)	273,660	—	—	—	(141,255)	—	—
Reinsurance derivative liability	55,598	82,878	—	72,821	—	211,297	—	—
Fixed index annuity contracts	1,873,472	296,856	—	640,564	—	2,810,892	—	—

Total liabilities	$1,518,295	$630,837	$—	$713,385	$—	$2,862,517	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2023 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,967,580	$353,009	$5,323,363	$1,393,893	$603,333
Municipal obligations	—	—	—	240	(240)
Collateralized loan obligations	1,108,924	—	(68,039)	609,096	567,867
Other asset backed	490,529	4,645	—	311,329	183,845

Total fixed maturity investments	8,567,033	357,654	5,255,324	2,314,558	1,354,805
Equity securities:
Preferred stock	98,174	—	—	—	98,174

Total equity securities	98,174	—	—	—	98,174
Short-term investments	56,932	1,284	—	—	58,216
Embedded derivatives - reinsurance contracts	—	324,917		15,868	309,049

Total assets	$8,722,139	$683,855	$5,255,324	$2,330,426	$1,820,244

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$766,101	$—	$125,537	$640,564
Reinsurance derivative liability	—	153,801	—	80,980	72,821

Total liabilities	$—	$919,902	$—	$206,517	$713,385

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2022 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2022	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2022	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$13,035,466	$(43,916)	$(852,005)	$2,367,308	$2,000,072	$16,506,925	$(277)	$(697,267)
Municipal obligations	9,466	970	(5,230)	(8,516)	14,093	10,783	—	(1,360)
Commercial mortgage-backed	4,156	(92)	(226)	(3,838)	—	—	—	—
Collateralized loan obligations	3,201,465	(2,405)	(143,803)	482,087	(15,840)	3,521,504	—	(138,436)
Redeemable preferred stock	258,386	(2,241)	(22,226)	(238,269)	25,000	20,650	—	(3,840)
Other asset backed	1,735,354	2,231	(49,880)	(310,527)	—	1,377,178	—	(39,000)

Total fixed maturity investments	18,244,293	(45,453)	(1,073,370)	2,288,245	2,023,325	21,437,040	(277)	(879,903)
Equity securities:
Consumer	48,424	(7,554)	—	(5,366)	—	35,504	(11,951)	—
Preferred stock	258,439	(103,378)	—	112,994	—	268,055	(103,378)	—

Total equity securities	306,863	(110,932)	—	107,628	—	303,559	(115,329)	—
Short-term investments	26,340	—	—	—	(26,340)	—	—	—
Other derivatives	61,114	(38,650)	—	—	—	22,464	—	—
Embedded derivatives:
Reinsurance contracts	462,687	(197,140)	—	122,851	—	388,398	—	—
Funds withheld receivable	—	(22,163)	—	—	—	(22,163)	—	—
Separate account assets(2)	1,897,700	207,600	—	—	—	2,105,300	—	—

Total assets	$20,998,997	$(206,738)	$(1,073,370)	$2,518,724	$1,996,985	$24,234,598	$(115,606)	$(879,903)

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$9,284	$(5,144)	$—	$—	$—	$4,140	$—	$—
Funds withheld liability	117,250	(532,165)	—	—	—	(414,915)	—	—
Reinsurance derivative liability	—	(30,678)	—	86,276	—	55,598	—	—
Fixed index annuity contracts	2,236,850	(735,651)	—	372,273	—	1,873,472	—	—

Total liabilities	$2,363,384	$(1,303,638)	$—	$458,549	$—	$1,518,295	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2022 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,509,924	$344,409	$4,558,913	$928,112	$2,367,308
Municipal obligations	3,136	—	11,390	262	(8,516)
Commercial mortgage-backed	—	—	3,812	26	(3,838)
Collateralized loan obligations	1,581,537	—	149,986	949,464	482,087
Other asset backed	48,634	986	89,738	270,409	(310,527)
Redeemable preferred stock	—	—	238,269	—	(238,269)

Total fixed maturity investments	9,143,231	345,395	5,052,108	2,148,273	2,288,245
Equity securities:
Consumer	—	—	5,366	—	(5,366)
Preferred stock	112,994	—	—	—	112,994

Total equity securities	112,994	—	5,366	—	107,628
Embedded derivatives—reinsurance contracts	—	128,318	—	5,467	122,851

Total assets	$9,256,225	$473,713	$5,057,474	$2,153,740	$2,518,724

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$436,270	$—	$63,997	$372,273
Reinsurance derivative liability	—	86,276	—	—	86,276

Total liabilities	$—	$522,546	$—	$63,997	$458,549

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2023 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$935,934	$—
Collateralized loan obligations	954,907	(2,327)
Other asset backed	95,748	—

Total fixed maturity investments	$1,986,589	$(2,327)

Consumer	1,188	—

Total assets	$1,987,777	$(2,327)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2022 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,000,072	$—
Municipal obligations	14,093	—
Collateralized loan obligations	61,660	(77,500)
Redeemable preferred stock	25,000	—

Total fixed maturity investments	$2,100,825	$(77,500)

Short-term investments	—	(26,340)

Total assets	$2,100,825	$(103,840)

The majority of the assets transferred into Level 3 during 2023 and 2022 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2023 and 2022 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2023
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$17,874,076	Discount Model	Credit Spread	52 - 3131.98 [361] (bps)
	73,771	Underlying Pricing Model, Waterfall Model	Market Value of Underlying Investments, CFs
	153,527	Spread Duration	Credit Spread	353-1600.51 [912] bps
	208,202	Black Scholes	Credit Spread, Volatility, Stock Price
	1,229	Discount Model	Yield	5.92%
	99,134	Discount Model	Discount Rate	9% - 15%
Municipal obligations	8,982	Discount Model	Credit Spread	141 bps
Collateralized loan obligations	4,041,568	Discount Model	Credit Spread	228 - 1435 (363) bps
	46,319	Residual Equity	Residual Equity	24858629.81
Redeemable preferred stock	23,313	Discount Model	Credit Spread	1313.27
Other asset backed	942,671	Discount Model	Credit Spread	238 - 1130 (415.64) bps
	484	Discount Model	Market Yield	6.24%
	28,400	Discount Model	Discount Rate	3.95%
	83,678	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,954	Spread Duration	Credit Spread	153 bps

Total fixed maturity investments	23,605,308
Equity securities:
Common stock - Financial	25,408	Market Comparables	Price/Adjusted Funds from Operations Multiple and Cap Rate Method	14.95x5.6%
	4,502	Black Scholes	Volatility	1,079.66%
Preferred stock	64,794	Discount Model	Credit Spread	283 - 2136 (971) bps
	77,656	Market Comparables	Price, Market Cap, P/B ratio	.86x

Total equity securities	172,360
Short-term investments	60,531	Discount Model	Credit Spread	365 bps
Other derivatives	465	Black Scholes	Volatility, Stock Price	.47x
Funds withheld receivable	(12,306)	See (1) below
Embedded derivatives - reinsurance contracts	814,694	See FIA contracts below
Separate account assets	2,386,900	Revenue Multiples	Projected Revenues
		See (3) below

Total assets	$27,027,952	See (2) below

Liabilities:
Embedded derivatives:
Hedge accounting MYGA products	$(22,122)	Discounted Cash Flow	Discount Rate	2.98-5.34 [3.49%]
GMWB and GMAB reserves	$3,705	Discounted Cash Flow	Own credit spread	1.8%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(141)	See (1) below
Reinsurance contracts	211,297	Expected value of future index credits
Fixed index annuity contracts	2,810,892	Discounted Cash Flow	Own credit spread	1.8%
			Risk margin	0.05% - 0.24%

Total liabilities	$3,003,631

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2022
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$15,001,316	Discount Model	Credit Spread	375 - 3463 [347] basis points (bps)
	18,073		Yield	6.11%
	111,805		Discount Rate	9% - 15%
	1,014	Market Comparables	EBITDA Multiple	7.4x
	79,027	Waterfall	Cashflows
	850,113	Spread Duration	Credit Spread	275 - 979 [377] bps
	191,287	Black Scholes	Credit Spread, Volatility, Stock Price	1144 bps
Municipal obligations	7,897	Discount Model	Credit Spread	424 bps
Collateralized loan obligations	3,517,525	Discount Model	Credit Spread	270 - 1600 (420) bps
	3,979	Residual Equity	Residual Equity
Redeemable preferred stock	20,650	Discount Model	Credit Spread	2049
Other asset backed	940,411	Discount Model	Credit Spread	341 - 1855 (557) bps
	268,791		Market Yield	8.17%
	28,400		Discount Rate	3.97%
	19,924	Spread Duration	Credit Spread	189 bps
	1,748	Recovery Analysis	Residual value

Total fixed maturity investments	21,061,960
Equity securities:
Common stock - Financial	29,873	Market Comparables	Price/Adjusted Funds from Operations Average Cap Rate	15.83x 5.7%
	4,452	Black Scholes	Volatility	40.90%
Preferred stock	38,459	Discount Model	Credit Spread	458 bps
	69,358	Market Comparables	Price, Market Cap	.77x

Total equity securities	72,784
Other Derivatives	22,463	Black Scholes	Volatility Stock Price	50.5%
Funds withheld receivable	(22,163)	See (1) below
Embedded derivatives - reinsurance contracts	388,398	See FIA contracts below
Separate account assets	2,105,300	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See (3) below

Total assets	$23,628,742	See (2) below

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$4,140	Discounted Cash Flow	Own credit spread	2.26%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(414,915)	See (1) below
Reinsurance contracts	55,598	Expected value of future index credits
Fixed index annuity contracts	1,873,472	Discounted Cash Flow	Own credit spread	2.26%
			Risk margin	0.05% - 0.24%

Total liabilities	$1,518,295

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability.
(2)	The tables above exclude certain securities for which the fair value of $1,978.0 million and $536.5 million as of December 31, 2023 and 2022, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2023 and 2022 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2023
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$787,674	$746,089	$—	$42,211	$703,878
Notes receivable from related parties	995,715	995,644	—	887,200	108,444
Policy loans	64,371	64,435	—	—	64,435
Business-owned life insurance	24,919	24,919	—	—	24,919
Company-owned life insurance	48,558	48,558	—	—	48,558
Supplementary contracts without life
contingencies	(104,315)	(95,538)	—	—	(95,538)
Individual and group annuities	(8,611,242)	(8,591,083)	—	—	(8,591,083)
Debt from consolidated VIEs	(237,533)	(198,566)	—	—	(198,566)
Surplus notes	(114,299)	(109,265)	—	—	(109,265)
Separate account liabilities	(5,625,096)	(5,625,096)	(3,238,196)	—	(2,386,900)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2022
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$785,987	$745,541	$—	$—	$745,541
Notes receivable from related parties	1,692,107	1,692,107	—	1,632,087	60,020
Policy loans	66,308	66,374	—	—	66,374
Business-owned life insurance	24,331	24,331	—	—	24,331
Company-owned life insurance	43,481	43,481	—	—	43,481
Supplementary contracts without life contingencies	(136,361)	(127,034)	—	—	(127,034)
Individual and group annuities	(8,447,826)	(7,938,252)	—	—	(7,938,252)
Debt from consolidated VIEs	(148,779)	(198,585)	—	—	(198,585)
Surplus notes	(115,367)	(111,141)	—	—	(111,141)
Separate account liabilities	(5,131,121)	(5,131,121)	(3,025,821)	—	(2,105,300)

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $391.3 million, of which $26.8 million is with related parties, as of December 31, 2023, as required by the general partner. The Company had committed up to $4,383.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2023, of which $1,488.9 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,853.5 million as of December 31, 2023. Upon the adoption of authoritative guidance in 2023 and at each reporting date thereafter, the Company assesses its likelihood of funding and its risk of loss on its unfunded commitments to compute an estimated allowance for credit losses. Any changes in the allowance for credit loss is recognized through a change to net income.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $688.7 million, of which $31.5 million is with related parties, as of December 31, 2022, as required by the general partner. The Company had committed up to $4,044.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2022, of which $967.8 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,876.4 million as of December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Court, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complaint (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s leading fixed index annuity products at the time. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, Arizona’s and Nevada’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, Arizona and Nevada. SBLIC’s motion to dismiss was granted by the District Court on February 12, 2021, but the dismissal was reversed by the United States Court of Appeals for the Tenth Circuit on March 28, 2023 in a split decision. The Tenth Circuit’s decision to reverse and remand the case was not based on the merits of any issue, but rather assumed that the allegations were correct and held that the allegations were adequate to require that an evidentiary record be developed with respect to them before the District Court and upon which a decision should be based. On January 25, 2024, the District Court issued a scheduling order setting a April 15, 2024 deadline for substantial completion of rolling production of documents in response to plaintiffs’ first request for production, an October 15, 2024 deadline for plaintiffs’ motion for class certification, a December 17, 2024 deadline for defendant’s opposition to motion for class certification and a February 18, 2025 deadline for plaintiffs’ reply in support of motion for class certification. Although potential liability is reasonably possible for SBLIC from this lawsuit, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result. SBLIC believes that it has substantial defenses to the claims alleged and intends to continue to defend itself vigorously in the action.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

The Company is periodically party to legal and arbitral proceedings and subject to complaints, and the like, and is periodically examined by its regulators and may discuss certain matters with its regulators that come up during such examinations or otherwise. With the possible exception of the Clinton lawsuit, management currently does not believe that any litigation, arbitration, complaint or other such matter to which the Company is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

16. Debt

Line of credit with FHLB

At December 31, 2023, the Company has access to a $451.2 million line of revolving credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.22% over the Federal Funds rate (5.55% at December 31, 2023). The Company had no borrowings under this line of credit at December 31, 2023 and 2022. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2023.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $114.3 million and $115.4 million at December 31, 2023 and 2022, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Future principal payments

At December 31, 2023, future principal payments for the years ending December 31 are as follows:

Surplus Notes
2024	$—
2025	—
2026	—
2027	—
2028	—
Thereafter	100,000

Total amount of future principal payments	$100,000

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,381	$6,438	$6,492
Debt from consolidated VIE interest	98,592	37,622	2,088
Note payable - SAILES 2, LLC interest	14	14	14
Mortgage debt interest	—	(175)	(166)

Total debt/notes payable interest	104,987	43,899	8,428
Repurchase agreement interest	23,990	28,795	241
Other interest	29,191	8,350	523

Total	$158,168	$81,044	$9,192

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of total assets) that are not otherwise discussed (see Notes 1, 2 and 10).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2023 and 2022, the Company had investments in collateral loans of $11.8 billion and $10.3 billion, respectively, issued by related parties. These investments are included in fixed maturities, available for sale on the consolidated balance sheets, and are fully secured through the assets of each borrower. As of December 31, 2023 and 2022, $9.6 billion and $8.9 billion, respectively, of these loans were subject to cross-collateralization agreements and a separate master guaranty. Through the cross-collateralization agreements, the Company has the ability to exercise remedies against the assets of any related borrower to satisfy a loan in default. Under the master guaranty, collateral must be retained by the related party borrowers and certain of their parent entities, providing additional credit enhancement to the Company. The Company had the following individually material investments in collateral loans:

	December 31,
	2023	2022
	(In Thousands)
Eldridge Equipment Finance LLC	$295,018	$325,867
Stonebriar Holdings LLC	558,620	390,970

As of December 31, 2023 and 2022, the Company had the following investments in related parties with interest rates ranging from 7.6% to 10.2% and maturity dates ranging from January 2024 through December 2024. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2023	2022
	(In Thousands)
Holliday Park, LLC	$372,000	$135,000
Dawn Acres III, LLC	58,000	341,000
Chain Bridge Opportunistic Funding
Holdings, LLC	35,000	413,000
Weary Blues Holdings, LLC	3,000	360,921
Other	527,715	577,186

	$995,715	$1,351,107

As of December 31, 2023 and 2022, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $385.8 million and $335.9 million, respectively.

As of December 31, 2023 and 2022, the Company had investments in joint ventures and partnerships of $1,291.1 million and $1,664.7 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. These investments are considered to be with related parties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

During the fourth quarter of 2021, SBL Holdings, Inc. (SBLH), the parent of SBLIC, acquired an equity method investment in SkyRidge Cayman Holdings LLC, which is the ultimate parent company of SkyRidge Re, an insurance company licensed in Bermuda. Effective November 30, 2021, SBLIC entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re (see Note 10). SBLIC also entered into an investment management agreement with SkyRidge Re to manage its investments. As a result of these relationships, SkyRidge Re is considered a related party.

As of December 31, 2023 and 2022, the Company had total investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers of $5,839.8 million and $4,661.7 million, respectively. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager or in the case of non-performance on the unrelated assets. These investments are included in fixed maturities, available for sale and short-term investments on the consolidated balance sheets, aggregated at the issuer level. The Company had the following individually material investments in securitizations in which related parties act as on or more of the collateral managers or sub-collateral managers:

	December 31,
	2023	2022
	(In Thousands)
Cedar Crest 2021-2, LLC	$752,820	$723,375
Cedar Crest 2022-1, LLC	751,652	736,992
Shawnee 2022-2, LLC	701,990	—
Cedar Crest 2021-1, LLC	662,588	693,891
Shawnee 2022-1, LLC	592,559	755,159
Binney Park Capital LLC	489,134	—
Shawnee 2021-1, LLC	426,979	608,108
Gage Park, LLC	385,516	220,400
Maranon Loan Funding 2022-1 LLC	358,277	359,312

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2023 and 2022, the Company had total investments in other related parties of $4,105.7 million and $3,661.4 million, respectively. These investments are included in fixed maturity investments available for sale, equity securities at fair value and short-term investments on the consolidated balance sheets. The Company had the following individually material investments in other related parties:

	December 31,
	2023	2022
	(In Thousands)
Cain Re LLC	$790,085	$—
Cain International, LLC	—	1,262,098
BH Luxury Residences, LLC	629,921	593,213
LAISAH, LLC	581,527	533,150
Oasis BH, LLC	406,318	367,110
American Media Productions, LLC	349,999	333,704
Banner Creek Bridge, LLC	149,017	342,000

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $140.3 million, $124.1 million and $125.5 million for the years ended December 31, 2023, 2022 and 2021, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company has a portfolio of CLOs it owns, which portfolio is managed by Panagram Structured Asset Management, LLC. In addition, some of the CLOs in which the Company invests formerly had as a collateral manager CBAM Partners, LLC, a related party. CBAM Partners, LLC no longer serves as a collateral manager for any CLOs. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or residual tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $17.2 million, $19.2 million, and $53.7 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company paid fees of $223.9 million, $203.0 million and $188.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, to SBBS for providing management and administrative services.

In December 2021, the Company completed a transaction involving related parties to dispose of investments in certain CFEs with a fair value of $324.5 million at the transaction date. As a result, the Company recognized realized gains of $150.4 million, as well as an increase in debt from consolidated variable interest entities of $183.3 million relating to the contingent payment obligation that exists due to the sale of residual interests to a related party. As part of this transaction, the Company issued collateral loan investments to Brookville Industries, LLC and Meadowlark Funding, LLC, both related parties.

The Company received $435.0 million and $300.0 million in capital contributions from SBLH during 2023 and 2022, respectively. The Company paid $350.0 million and $100.0 million in dividends to SBLH during 2023 and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero.

Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $587.6 million and $562.2 million as of December 31, 2023 and 2022, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $6,874.3 million and $6,222.9 million at December 31, 2023 and 2022, respectively. Statutory net income of the insurance operations was $1,202.5 million, $358.0 million, and $987.8 million for the years ended December 31, 2023, 2022, and 2021, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2023, SD had net capital of $27.4 million, which was $26.9 million in excess of its required net capital of $0.5 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 0.3 to 1 at December 31, 2023.

19. Subsequent Events

Subsequent events have been evaluated through April 26, 2024, which is the date the financial statements were issued.

Subsequent to year-end, SBLIC paid a dividend of $325.0 million, a portion in cash of $225.0 million and a portion in kind of $100.0 million, to its parent, SBLH.

Subsequent to year-end, SBLIC declared a cash dividend of $50.0 million to its parent, SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2023 and 2022, for each of the three years in the period ended December 31, 2023, and have issued our report thereon dated April 26, 2024 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2024

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2023

	December 31, 2023
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$37,870	$35,411	$35,411
Obligations of government-sponsored
enterprises	572,981	569,421	569,421
Corporate	6,864,255	6,740,642	6,740,642
Municipal obligations	18,376	17,516	17,516
Commercial mortgage-backed	51,196	42,350	42,350
Residential mortgage-backed	17,367	16,050	16,050
Collateralized debt obligations	6,718	7,861	7,861
Collateralized loan obligations	9,136,949	8,918,158	8,918,158
Other asset backed	1,780,543	1,713,005	1,713,005

Total fixed maturity investments	$18,486,255	$18,060,414	$18,060,414

Equity securities:
Consumer	$228,690	$253,154	$253,154
Mutual funds	5,786	4,733	4,733
Preferred stocks	271,147	243,638	243,638

Total equity securities	$505,623	$501,525	$501,525

Securities Fair Value Option:
Fixed maturities	$97,800	$97,499	$97,499
Mortgage loans	403,583	371,557	403,583
Cash and cash equivalents	1,448,598	1,448,599	1,448,599
Short-term investments	69,381	70,383	70,383
Call options	759,014	759,014	759,014
Other invested assets	332,207	332,207	332,207

	$22,102,461	$21,641,198	$21,673,224

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2023 and 2022

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2023:
Life insurance	$1,352,451	$50,205,496	$—	$4,956,188
As of December 31, 2022:
Life insurance	1,301,251	35,531,824	—	2,717,324

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2023:
Life insurance	$245,274	$2,695,803	$1,432,842	$206,144	$555,025
As of December 31, 2022:
Life insurance	237,203	2,038,760	179,347	70,927	476,972

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV – Reinsurance

Years Ended December 31, 2023, 2022 and 2021

	December 31, 2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,739,427	$1,733,372	$474,049	$480,104	99%
Premiums:
Life insurance	17,299	17,299	7,125	7,125	100
Annuity	6,721,795	2,475,021	10,292	4,257,066	0
Accident and Health Insurance	—	—	50	50	—

Total premiums	$6,739,094	$2,492,320	$17,467	$4,264,241	0%

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,821.246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17.943	17,944	10,303	10,303	100
Annuity	5,197.194	1,275,247	12,842	3,934,789	0
Accident and Health Insurance	—	—	55	55	—

Total premiums	$5,215.137	$1,293,191	$23,200	$3,945,147	1%

	December 31, 2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,903,739	$1,897,225	$84,672	$91,186	93%
Premiums:
Life insurance	18,763	18,763	2,772	2,772	100
Annuity	4,368,317	147,680	10,616	4,231,253	0
Accident and Health Insurance	—	—	2	2	—

Total premiums	$4,387,080	$166,443	$13,390	$4,234,027	0%

FINANCIAL STATEMENTS

SBL Variable Annuity Account VIII

Year Ended December 31, 2023

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account VIII

Financial Statements

Year Ended December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account VIII

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account VIII (the Separate Account), as of December 31, 2023 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1994.

Kansas City, Missouri

April 26, 2024

1

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account VIII

Subaccounts	Statements of operations and changes in net assets
American Century VP Ultra®	For each of the two years in the period ended December 31, 2023

American Century VP Value	For each of the two years in the period ended December 31, 2023

American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2023

American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2023

American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2023

American Funds IS® International	For each of the two years in the period ended December 31, 2023

BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2023

BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2023

ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2023

ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2023

Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2023

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2023

Invesco V.I. American Value	For each of the two years in the period ended December 31, 2023

Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2023

Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2023

Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2023

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2023

Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2023

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2023

Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2023

Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2023

Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2023

Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2023

2

Subaccounts	Statements of operations and changes in net assets

Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2023

MFS® VIT II Research International	For each of the two years in the period ended December 31, 2023

MFS® VIT Mid Cap Value	For each of the two years in the period ended December 31, 2023

MFS® VIT Total Return	For each of the two years in the period ended December 31, 2023

MFS® VIT Utilities	For each of the two years in the period ended December 31, 2023

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2023

PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2023

PIMCO VIT Commodity Real Return Strategy	For each of the two years in the period ended December 31, 2023

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2023

PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2023

PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2023

Royce Micro-Cap	For each of the two years in the period ended December 31, 2023

3

SBL Variable Annuity Account VIII

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
American Century VP Ultra®	354,805	$7,141,536	$8,749,498	$—	$8,749,498	167,312	$50.25	$52.32
American Century VP Value	198,706	2,213,792	2,426,196	—	2,426,196	73,852	31.54	32.84
American Funds IS® Asset Allocation	113,060	2,712,210	2,638,831	—	2,638,831	204,266	12.92	12.92
American Funds IS® Global Growth	38,570	1,311,335	1,275,911	—	1,275,911	87,096	14.65	14.65
American Funds IS® Growth-Income	47,565	2,483,216	2,727,378	—	2,727,378	180,613	15.10	15.10
American Funds IS® International	163	3,003	2,786	—	2,786	271	10.26	10.26
BlackRock High Yield V.I.	11,490	85,440	78,589	407	78,996	7,022	11.26	11.26
BNY Mellon IP Technology Growth	174,807	3,959,920	4,399,904	—	4,399,904	82,113	53.62	53.62
ClearBridge Variable Aggressive Growth	132,675	2,851,976	2,197,090	—	2,197,090	76,449	28.79	28.79
ClearBridge Variable Small Cap Growth	73,997	2,067,077	2,023,824	—	2,023,824	51,308	38.03	39.46
Guggenheim VIF All Cap Value	312,141	8,817,971	10,244,477	—	10,244,477	134,837	39.10	75.91
Guggenheim VIF Alpha Opportunity	29,156	478,199	481,954	—	481,954	22,039	21.84	21.84
Guggenheim VIF High Yield	124,541	3,472,713	3,054,989	—	3,054,989	83,409	28.82	36.79
Guggenheim VIF Large Cap Value	203,419	7,011,391	8,140,819	—	8,140,819	140,434	31.62	58.17
Guggenheim VIF Long Short Equity	8,520	114,956	144,583	—	144,583	8,863	16.26	16.26
Guggenheim VIF Managed Asset Allocation	169,778	4,355,263	4,935,453	—	4,935,453	116,293	23.42	42.77
Guggenheim VIF Small Cap Value	152,905	5,919,710	6,600,898	—	6,600,898	92,919	70.41	71.07
Guggenheim VIF SMid Cap Value	326,257	19,514,926	23,539,474	—	23,539,474	154,618	73.21	154.51
Guggenheim VIF StylePlus Large Core	257,538	9,179,770	10,494,671	—	10,494,671	159,591	24.55	65.83
Guggenheim VIF StylePlus Large Growth	246,701	4,385,064	4,689,793	—	4,689,793	130,042	29.38	36.20
Guggenheim VIF StylePlus Mid Growth	245,208	10,889,649	11,259,970	—	11,259,970	106,484	30.45	106.31
Guggenheim VIF StylePlus Small Growth	125,570	3,491,889	3,356,477	—	3,356,477	76,400	22.16	44.02
Guggenheim VIF Total Return Bond	217,838	3,386,411	3,134,682	—	3,134,682	151,569	15.85	20.94
Guggenheim VIF World Equity Income	691,395	7,541,474	9,354,573	—	9,354,573	155,834	21.79	60.25
Invesco V.I. American Value	75,344	1,174,701	1,034,472	—	1,034,472	90,515	11.43	11.43
Invesco V.I. Comstock	194,003	3,617,436	3,798,574	—	3,798,574	122,843	29.83	30.95
Invesco V.I. Discovery Mid Cap Growth	17,513	1,125,324	945,868	—	945,868	33,364	28.35	28.35
Invesco V.I. Equity and Income	128,487	2,191,539	2,102,046	—	2,102,046	81,295	25.86	25.86
Invesco V.I. EVQ International Equity Fund	69,283	2,276,290	2,318,888	—	2,318,888	111,187	20.10	20.85
Invesco V.I. Global Real Estate	63,546	1,011,445	888,373	—	888,373	41,838	20.40	21.24
Invesco V.I. Government Money Market	1,267,375	1,267,375	1,267,375	—	1,267,375	128,761	9.69	9.84
Invesco V.I. Government Securities	22,252	256,080	227,640	—	227,640	20,895	10.88	10.88
Invesco V.I. Health Care	39,934	1,133,938	1,034,688	—	1,034,688	32,131	32.19	32.19
Invesco V.I. Main Street Mid Cap Fund®	156,344	1,564,945	1,468,073	—	1,468,073	52,564	26.85	27.96
Invesco V.I. Main Street Small Cap Fund®	76,630	1,879,475	2,015,379	—	2,015,379	49,762	38.91	40.52
Janus Henderson VIT Enterprise	33,829	2,378,903	2,312,896	—	2,312,896	162,083	14.27	14.27
MFS® VIT II Research International	53,719	880,040	893,348	—	893,348	51,972	16.61	17.24
MFS® VIT Mid Cap Value	17,516	158,814	169,556	—	169,556	11,885	14.27	14.27

The accompanying notes are an integral part of these financial statements.

4

SBL Variable Annuity Account VIII

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
MFS® VIT Total Return	42,553	$968,393	$965,091	$—	$965,091	43,051	$22.39	$22.39
MFS® VIT Utilities	87,612	2,757,821	2,763,277	—	2,763,277	82,945	33.32	33.32
Neuberger Berman AMT Sustainable Equity	118,280	2,664,821	3,961,181	—	3,961,181	77,909	49.11	50.91
PIMCO VIT All Asset	117,984	1,216,745	1,067,758	—	1,067,758	53,480	19.18	19.97
PIMCO VIT CommodityRealReturn Strategy	113,656	901,284	608,060	—	608,060	83,357	7.29	7.29
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	59,622	627,782	586,088	—	586,088	35,850	15.82	16.41
PIMCO VIT Low Duration	196,635	1,980,309	1,887,695	—	1,887,695	157,301	11.53	12.00
PIMCO VIT Real Return	162,760	2,066,820	1,883,136	—	1,883,136	125,401	14.43	15.02
Royce Micro-Cap	79,396	787,285	728,058	—	728,058	31,331	23.26	23.26

The accompanying notes are an integral part of these financial statements.

5

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022, Except as Noted

	American Century VP Ultra®	American Century VP Value	American Funds IS® Asset Allocation
Net assets as of December 31, 2021	$11,032,885	$2,326,936	$2,819,240

Investment income (loss):
Dividend distributions	—	48,986	46,391
Investment Expenses:
Mortality and expense risk and administrative charges	(111,175)	(36,159)	(37,372)

Net investment income (loss)	(111,175)	12,827	9,019

Increase (decrease) in net assets from operations:
Capital gain distributions	865,364	211,674	282,210
Realized capital gain (loss) on investments	458,954	98,196	(5,471)
Change in unrealized appreciation (depreciation)	(4,693,962)	(376,407)	(717,028)

Net gain (loss) on investments	(3,369,644)	(66,537)	(440,289)

Net increase (decrease) in net assets from operations	(3,480,819)	(53,710)	(431,270)

Contract owner transactions:
Variable annuity deposits	719,696	107,716	261,320
Terminations, withdrawals and annuity payments	(808,801)	(196,041)	(613,007)
Transfers between subaccounts, net	(967,501)	436,535	453,019
Maintenance charges and mortality adjustments	(23)	(158)	—

Increase (decrease) in net assets from contract transactions	(1,056,629)	348,052	101,332

Total increase (decrease) in net assets	(4,537,448)	294,342	(329,938)

Net assets as of December 31, 2022	$6,495,437	$2,621,278	$2,489,302

Investment income (loss):
Dividend distributions	—	53,438	47,326
Investment Expenses:
Mortality and expense risk and administrative charges	(104,587)	(34,035)	(35,237)

Net investment income (loss)	(104,587)	19,403	12,089

Increase (decrease) in net assets from operations:
Capital gain distributions	526,086	195,873	99,351
Realized capital gain (loss) on investments	75,091	29,830	(67,048)
Change in unrealized appreciation (depreciation)	2,037,122	(70,141)	259,031

Net gain (loss) on investments	2,638,299	155,562	291,334

Net increase (decrease) in net assets from operations	2,533,712	174,965	303,423

Contract owner transactions:
Variable annuity deposits	391,994	25,492	173,606
Terminations, withdrawals and annuity payments	(1,550,324)	(188,913)	(425,745)
Transfers between subaccounts, net	878,702	(206,624)	98,245
Maintenance charges and mortality adjustments	(23)	(2)	—

Increase (decrease) in net assets from contract transactions	(279,651)	(370,047)	(153,894)

Total increase (decrease) in net assets	2,254,061	(195,082)	149,529

Net assets as of December 31, 2023	$8,749,498	$2,426,196	$2,638,831

The accompanying notes are an integral part of these financial statements.

6

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Growth- Income	American Funds IS® International
Net assets as of December 31, 2021	$1,251,757	$1,634,980	$—

Investment income (loss):
Dividend distributions	5,680	17,887	65
Investment Expenses:
Mortality and expense risk and administrative charges	(16,708)	(21,900)	(71)

Net investment income (loss)	(11,028)	(4,013)	(6)

Increase (decrease) in net assets from operations:
Capital gain distributions	143,246	159,957	854
Realized capital gain (loss) on investments	(7,548)	24,488	(1,529)
Change in unrealized appreciation (depreciation)	(482,518)	(484,764)	(787)

Net gain (loss) on investments	(346,820)	(300,319)	(1,462)

Net increase (decrease) in net assets from operations	(357,848)	(304,332)	(1,468)

Contract owner transactions:
Variable annuity deposits	273,898	309,122	—
Terminations, withdrawals and annuity payments	(26,511)	(40,877)	(21)
Transfers between subaccounts, net	87,020	(8,432)	4,862
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	334,407	259,813	4,841

Total increase (decrease) in net assets	(23,441)	(44,519)	3,373

Net assets as of December 31, 2022	$1,228,316	$1,590,461	$3,373

Investment income (loss):
Dividend distributions	9,924	29,294	31
Investment Expenses:
Mortality and expense risk and administrative charges	(19,396)	(30,121)	(45)

Net investment income (loss)	(9,472)	(827)	(14)

Increase (decrease) in net assets from operations:
Capital gain distributions	110,081	121,153	—
Realized capital gain (loss) on investments	(55,655)	1,375	(88)
Change in unrealized appreciation (depreciation)	197,865	356,506	570

Net gain (loss) on investments	252,291	479,034	482

Net increase (decrease) in net assets from operations	242,819	478,207	468

Contract owner transactions:
Variable annuity deposits	296,915	564,016	—
Terminations, withdrawals and annuity payments	(398,632)	(449,421)	(16)
Transfers between subaccounts, net	(93,507)	544,115	(1,039)
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(195,224)	658,710	(1,055)

Total increase (decrease) in net assets	47,595	1,136,917	(587)

Net assets as of December 31, 2023	$1,275,911	$2,727,378	$2,786

The accompanying notes are an integral part of these financial statements.

7

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	BlackRock High Yield V.I.	BNY Mellon IP Technology Growth	ClearBridge Variable Aggressive Growth
Net assets as of December 31, 2021	$278,853	$5,687,094	$2,271,485

Investment income (loss):
Dividend distributions	11,052	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,132)	(51,454)	(24,918)

Net investment income (loss)	7,920	(51,454)	(24,918)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	390,264	224,052
Realized capital gain (loss) on investments	(29,502)	(57,465)	(73,548)
Change in unrealized appreciation (depreciation)	(12,420)	(2,910,384)	(734,840)

Net gain (loss) on investments	(41,922)	(2,577,585)	(584,336)

Net increase (decrease) in net assets from operations	(34,002)	(2,629,039)	(609,254)

Contract owner transactions:
Variable annuity deposits	—	274,282	13,462
Terminations, withdrawals and annuity payments	(306)	(166,239)	(52,602)
Transfers between subaccounts, net	(175,058)	(308,486)	(57,066)
Maintenance charges and mortality adjustments	—	(9)	—

Increase (decrease) in net assets from contract transactions	(175,364)	(200,452)	(96,206)

Total increase (decrease) in net assets	(209,366)	(2,829,491)	(705,460)

Net assets as of December 31, 2022	$69,487	$2,857,603	$1,566,025

Investment income (loss):
Dividend distributions	4,604	—	1,093
Investment Expenses:
Mortality and expense risk and administrative charges	(1,024)	(50,746)	(23,498)

Net investment income (loss)	3,580	(50,746)	(22,405)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	177,151
Realized capital gain (loss) on investments	(171)	(135,050)	(136,515)
Change in unrealized appreciation (depreciation)	4,550	1,762,932	326,558

Net gain (loss) on investments	4,379	1,627,882	367,194

Net increase (decrease) in net assets from operations	7,959	1,577,136	344,789

Contract owner transactions:
Variable annuity deposits	—	242,281	115,056
Terminations, withdrawals and annuity payments	(332)	(583,276)	(192,386)
Transfers between subaccounts, net	1,882	306,166	363,606
Maintenance charges and mortality adjustments	—	(6)	—

Increase (decrease) in net assets from contract transactions	1,550	(34,835)	286,276

Total increase (decrease) in net assets	9,509	1,542,301	631,065

Net assets as of December 31, 2023	$78,996	$4,399,904	$2,197,090

The accompanying notes are an integral part of these financial statements.

8

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	ClearBridge Variable Small Cap Growth	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity
Net assets as of December 31, 2021	$3,082,518	$11,193,895	$616,758

Investment income (loss):
Dividend distributions	—	122,734	2,247
Investment Expenses:
Mortality and expense risk and administrative charges	(28,825)	(152,943)	(7,874)

Net investment income (loss)	(28,825)	(30,209)	(5,627)

Increase (decrease) in net assets from operations:
Capital gain distributions	42,356	1,142,781	—
Realized capital gain (loss) on investments	73,033	377,346	(3,000)
Change in unrealized appreciation (depreciation)	(903,798)	(1,790,451)	(51,474)

Net gain (loss) on investments	(788,409)	(270,324)	(54,474)

Net increase (decrease) in net assets from operations	(817,234)	(300,533)	(60,101)

Contract owner transactions:
Variable annuity deposits	278,568	140,981	35,633
Terminations, withdrawals and annuity payments	(67,115)	(861,526)	(43,792)
Transfers between subaccounts, net	(519,769)	129,530	(38,209)
Maintenance charges and mortality adjustments	(8)	27,894	(99)

Increase (decrease) in net assets from contract transactions	(308,324)	(563,121)	(46,467)

Total increase (decrease) in net assets	(1,125,558)	(863,654)	(106,568)

Net assets as of December 31, 2022	$1,956,960	$10,330,241	$510,190

Investment income (loss):
Dividend distributions	—	155,244	553
Investment Expenses:
Mortality and expense risk and administrative charges	(27,641)	(141,930)	(6,784)

Net investment income (loss)	(27,641)	13,314	(6,231)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	843,668	—
Realized capital gain (loss) on investments	(41,770)	160,246	(1,969)
Change in unrealized appreciation (depreciation)	195,558	(358,065)	40,481

Net gain (loss) on investments	153,788	645,849	38,512

Net increase (decrease) in net assets from operations	126,147	659,163	32,281

Contract owner transactions:
Variable annuity deposits	233,667	90,896	—
Terminations, withdrawals and annuity payments	(343,907)	(979,456)	(60,466)
Transfers between subaccounts, net	50,965	143,751	(44)
Maintenance charges and mortality adjustments	(8)	(118)	(7)

Increase (decrease) in net assets from contract transactions	(59,283)	(744,927)	(60,517)

Total increase (decrease) in net assets	66,864	(85,764)	(28,236)

Net assets as of December 31, 2023	$2,023,824	$10,244,477	$481,954

The accompanying notes are an integral part of these financial statements.

9

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity
Net assets as of December 31, 2021	$3,696,845	$9,895,485	$164,216

Investment income (loss):
Dividend distributions	212,017	117,881	664
Investment Expenses:
Mortality and expense risk and administrative charges	(45,708)	(128,045)	(1,981)

Net investment income (loss)	166,309	(10,164)	(1,317)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	822,251	—
Realized capital gain (loss) on investments	(80,034)	351,202	1,018
Change in unrealized appreciation (depreciation)	(484,990)	(1,428,653)	(25,129)

Net gain (loss) on investments	(565,024)	(255,200)	(24,111)

Net increase (decrease) in net assets from operations	(398,715)	(265,364)	(25,428)

Contract owner transactions:
Variable annuity deposits	60,925	75,389	12
Terminations, withdrawals and annuity payments	(255,499)	(669,068)	(4,406)
Transfers between subaccounts, net	(85,687)	(223,602)	372
Maintenance charges and mortality adjustments	5,364	2,065	—

Increase (decrease) in net assets from contract transactions	(274,897)	(815,216)	(4,022)

Total increase (decrease) in net assets	(673,612)	(1,080,580)	(29,450)

Net assets as of December 31, 2022	$3,023,233	$8,814,905	$134,766

Investment income (loss):
Dividend distributions	169,417	135,504	369
Investment Expenses:
Mortality and expense risk and administrative charges	(41,958)	(114,905)	(1,961)

Net investment income (loss)	127,459	20,599	(1,592)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	802,227	—
Realized capital gain (loss) on investments	(74,298)	270,280	1,142
Change in unrealized appreciation (depreciation)	242,688	(483,699)	15,239

Net gain (loss) on investments	168,390	588,808	16,381

Net increase (decrease) in net assets from operations	295,849	609,407	14,789

Contract owner transactions:
Variable annuity deposits	30,855	265,145	—
Terminations, withdrawals and annuity payments	(244,979)	(1,036,354)	(4,720)
Transfers between subaccounts, net	(49,930)	(512,247)	(252)
Maintenance charges and mortality adjustments	(39)	(37)	—

Increase (decrease) in net assets from contract transactions	(264,093)	(1,283,493)	(4,972)

Total increase (decrease) in net assets	31,756	(674,086)	9,817

Net assets as of December 31, 2023	$3,054,989	$8,140,819	$144,583

The accompanying notes are an integral part of these financial statements.

10

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value
Net assets as of December 31, 2021	$6,107,201	$7,489,707	$27,251,363

Investment income (loss):
Dividend distributions	42,887	50,299	214,527
Investment Expenses:
Mortality and expense risk and administrative charges	(73,726)	(102,808)	(349,273)

Net investment income (loss)	(30,839)	(52,509)	(134,746)

Increase (decrease) in net assets from operations:
Capital gain distributions	499,980	362,697	2,676,542
Realized capital gain (loss) on investments	46,346	125,870	782,536
Change in unrealized appreciation (depreciation)	(1,595,050)	(870,580)	(4,227,813)

Net gain (loss) on investments	(1,048,724)	(382,013)	(768,735)

Net increase (decrease) in net assets from operations	(1,079,563)	(434,522)	(903,481)

Contract owner transactions:
Variable annuity deposits	110,393	73,375	264,650
Terminations, withdrawals and annuity payments	(340,363)	(384,741)	(1,832,265)
Transfers between subaccounts, net	6,336	185,942	(789,567)
Maintenance charges and mortality adjustments	(40)	(101)	7,437

Increase (decrease) in net assets from contract transactions	(223,674)	(125,525)	(2,349,745)

Total increase (decrease) in net assets	(1,303,237)	(560,047)	(3,253,226)

Net assets as of December 31, 2022	$4,803,964	$6,929,660	$23,998,137

Investment income (loss):
Dividend distributions	61,835	85,283	348,213
Investment Expenses:
Mortality and expense risk and administrative charges	(68,817)	(91,050)	(324,496)

Net investment income (loss)	(6,982)	(5,767)	23,717

Increase (decrease) in net assets from operations:
Capital gain distributions	37,923	416,003	1,633,452
Realized capital gain (loss) on investments	30,966	98,991	513,444
Change in unrealized appreciation (depreciation)	504,323	32,526	(376,838)

Net gain (loss) on investments	573,212	547,520	1,770,058

Net increase (decrease) in net assets from operations	566,230	541,753	1,793,775

Contract owner transactions:
Variable annuity deposits	7,073	65,503	527,731
Terminations, withdrawals and annuity payments	(443,442)	(431,470)	(2,379,982)
Transfers between subaccounts, net	1,665	(504,480)	(399,913)
Maintenance charges and mortality adjustments	(37)	(68)	(274)

Increase (decrease) in net assets from contract transactions	(434,741)	(870,515)	(2,252,438)

Total increase (decrease) in net assets	131,489	(328,762)	(458,663)

Net assets as of December 31, 2023	$4,935,453	$6,600,898	$23,539,474

The accompanying notes are an integral part of these financial statements.

11

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth
Net assets as of December 31, 2021	$12,590,949	$6,010,054	$14,527,474

Investment income (loss):
Dividend distributions	57,569	17,952	39,975
Investment Expenses:
Mortality and expense risk and administrative charges	(146,280)	(60,977)	(152,642)

Net investment income (loss)	(88,711)	(43,025)	(112,667)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,728,099	1,016,395	2,895,249
Realized capital gain (loss) on investments	126,087	121,947	118,948
Change in unrealized appreciation (depreciation)	(5,466,579)	(2,877,278)	(7,014,012)

Net gain (loss) on investments	(2,612,393)	(1,738,936)	(3,999,815)

Net increase (decrease) in net assets from operations	(2,701,104)	(1,781,961)	(4,112,482)

Contract owner transactions:
Variable annuity deposits	145,823	108,305	284,732
Terminations, withdrawals and annuity payments	(787,035)	(454,448)	(880,571)
Transfers between subaccounts, net	179,496	(166,119)	(16,699)
Maintenance charges and mortality adjustments	16,493	28,120	16,856

Increase (decrease) in net assets from contract transactions	(445,223)	(484,142)	(595,682)

Total increase (decrease) in net assets	(3,146,327)	(2,266,103)	(4,708,164)

Net assets as of December 31, 2022	$9,444,622	$3,743,951	$9,819,310

Investment income (loss):
Dividend distributions	160,687	57,131	149,657
Investment Expenses:
Mortality and expense risk and administrative charges	(140,061)	(59,749)	(145,393)

Net investment income (loss)	20,626	(2,618)	4,264

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	83,225	(52,273)	(118,965)
Change in unrealized appreciation (depreciation)	2,166,645	1,408,681	2,439,682

Net gain (loss) on investments	2,249,870	1,356,408	2,320,717

Net increase (decrease) in net assets from operations	2,270,496	1,353,790	2,324,981

Contract owner transactions:
Variable annuity deposits	147,322	47,043	96,789
Terminations, withdrawals and annuity payments	(1,074,561)	(457,705)	(970,268)
Transfers between subaccounts, net	(293,028)	2,793	(10,729)
Maintenance charges and mortality adjustments	(180)	(79)	(113)

Increase (decrease) in net assets from contract transactions	(1,220,447)	(407,948)	(884,321)

Total increase (decrease) in net assets	1,050,049	945,842	1,440,660

Net assets as of December 31, 2023	$10,494,671	$4,689,793	$11,259,970

The accompanying notes are an integral part of these financial statements.

12

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Net assets as of December 31, 2021	$4,409,951	$5,027,810	$11,405,518

Investment income (loss):
Dividend distributions	9,757	126,659	218,222
Investment Expenses:
Mortality and expense risk and administrative charges	(45,177)	(56,212)	(140,729)

Net investment income (loss)	(35,420)	70,447	77,493

Increase (decrease) in net assets from operations:
Capital gain distributions	1,020,793	9,998	2,031,023
Realized capital gain (loss) on investments	69,243	(103,899)	326,381
Change in unrealized appreciation (depreciation)	(2,232,981)	(791,257)	(3,593,100)

Net gain (loss) on investments	(1,142,945)	(885,158)	(1,235,696)

Net increase (decrease) in net assets from operations	(1,178,365)	(814,711)	(1,158,203)

Contract owner transactions:
Variable annuity deposits	50,697	4,976	167,753
Terminations, withdrawals and annuity payments	(298,206)	(320,412)	(695,838)
Transfers between subaccounts, net	(126,734)	(746,817)	(241,195)
Maintenance charges and mortality adjustments	5,521	16,837	34,033

Increase (decrease) in net assets from contract transactions	(368,722)	(1,045,416)	(735,247)

Total increase (decrease) in net assets	(1,547,087)	(1,860,127)	(1,893,450)

Net assets as of December 31, 2022	$2,862,864	$3,167,683	$9,512,068

Investment income (loss):
Dividend distributions	42,286	118,473	242,086
Investment Expenses:
Mortality and expense risk and administrative charges	(42,161)	(44,087)	(128,298)

Net investment income (loss)	125	74,386	113,788

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(53,607)	(59,810)	184,542
Change in unrealized appreciation (depreciation)	587,626	153,924	626,653

Net gain (loss) on investments	534,019	94,114	811,195

Net increase (decrease) in net assets from operations	534,144	168,500	924,983

Contract owner transactions:
Variable annuity deposits	59,876	59,919	123,784
Terminations, withdrawals and annuity payments	(263,328)	(350,549)	(883,894)
Transfers between subaccounts, net	162,960	89,461	(322,280)
Maintenance charges and mortality adjustments	(39)	(332)	(88)

Increase (decrease) in net assets from contract transactions	(40,531)	(201,501)	(1,082,478)

Total increase (decrease) in net assets	493,613	(33,001)	(157,495)

Net assets as of December 31, 2023	$3,356,477	$3,134,682	$9,354,573

The accompanying notes are an integral part of these financial statements.

13

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. American Value	Invesco V.I. Comstock	Invesco V.I. Discovery Mid Cap Growth
Net assets as of December 31, 2021	$430,161	$2,428,257	$2,191,763

Investment income (loss):
Dividend distributions	3,006	43,323	—
Investment Expenses:
Mortality and expense risk and administrative charges	(9,457)	(45,206)	(15,626)

Net investment income (loss)	(6,451)	(1,883)	(15,626)

Increase (decrease) in net assets from operations:
Capital gain distributions	121,772	98,789	307,699
Realized capital gain (loss) on investments	(39,068)	55,479	8,778
Change in unrealized appreciation (depreciation)	(141,205)	(221,146)	(873,903)

Net gain (loss) on investments	(58,501)	(66,878)	(557,426)

Net increase (decrease) in net assets from operations	(64,952)	(68,761)	(573,052)

Contract owner transactions:
Variable annuity deposits	5,502	100,033	3,260
Terminations, withdrawals and annuity payments	(12,042)	(168,900)	(190,832)
Transfers between subaccounts, net	412,385	1,093,556	(536,431)
Maintenance charges and mortality adjustments	—	(23)	(3)

Increase (decrease) in net assets from contract transactions	405,845	1,024,666	(724,006)

Total increase (decrease) in net assets	340,893	955,905	(1,297,058)

Net assets as of December 31, 2022	$771,054	$3,384,162	$894,705

Investment income (loss):
Dividend distributions	3,467	58,561	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,507)	(49,720)	(13,496)

Net investment income (loss)	(8,040)	8,841	(13,496)

Increase (decrease) in net assets from operations:
Capital gain distributions	193,081	421,738	—
Realized capital gain (loss) on investments	(62,009)	9,906	(53,966)
Change in unrealized appreciation (depreciation)	(21,470)	(86,046)	166,030

Net gain (loss) on investments	109,602	345,598	112,064

Net increase (decrease) in net assets from operations	101,562	354,439	98,568

Contract owner transactions:
Variable annuity deposits	4,400	121,015	25,592
Terminations, withdrawals and annuity payments	(15,710)	(163,011)	(129,648)
Transfers between subaccounts, net	173,166	101,985	56,654
Maintenance charges and mortality adjustments	—	(16)	(3)

Increase (decrease) in net assets from contract transactions	161,856	59,973	(47,405)

Total increase (decrease) in net assets	263,418	414,412	51,163

Net assets as of December 31, 2023	$1,034,472	$3,798,574	$945,868

The accompanying notes are an integral part of these financial statements.

14

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Equity and Income	Invesco V.I. EVQ International Equity Fund	Invesco V.I. Global Real Estate
Net assets as of December 31, 2021	$2,033,925	$2,767,468	$1,186,781

Investment income (loss):
Dividend distributions	33,713	27,950	28,462
Investment Expenses:
Mortality and expense risk and administrative charges	(30,801)	(27,987)	(13,755)

Net investment income (loss)	2,912	(37)	14,707

Increase (decrease) in net assets from operations:
Capital gain distributions	311,080	218,633	—
Realized capital gain (loss) on investments	13,371	13,502	(4,632)
Change in unrealized appreciation (depreciation)	(541,513)	(716,682)	(315,428)

Net gain (loss) on investments	(217,062)	(484,547)	(320,060)

Net increase (decrease) in net assets from operations	(214,150)	(484,584)	(305,353)

Contract owner transactions:
Variable annuity deposits	112,551	4,676	17,512
Terminations, withdrawals and annuity payments	(183,784)	(154,634)	(60,191)
Transfers between subaccounts, net	497,130	(313,589)	13,047
Maintenance charges and mortality adjustments	(12)	(137)	(18)

Increase (decrease) in net assets from contract transactions	425,885	(463,684)	(29,650)

Total increase (decrease) in net assets	211,735	(948,268)	(335,003)

Net assets as of December 31, 2022	$2,245,660	$1,819,200	$851,778

Investment income (loss):
Dividend distributions	35,411	—	12,571
Investment Expenses:
Mortality and expense risk and administrative charges	(29,622)	(27,673)	(11,919)

Net investment income (loss)	5,789	(27,673)	652

Increase (decrease) in net assets from operations:
Capital gain distributions	107,506	1,409	—
Realized capital gain (loss) on investments	(44,761)	(24,779)	(12,150)
Change in unrealized appreciation (depreciation)	108,199	370,770	73,629

Net gain (loss) on investments	170,944	347,400	61,479

Net increase (decrease) in net assets from operations	176,733	319,727	62,131

Contract owner transactions:
Variable annuity deposits	13,092	40,507	11,224
Terminations, withdrawals and annuity payments	(573,643)	(196,381)	(62,483)
Transfers between subaccounts, net	240,212	335,860	25,740
Maintenance charges and mortality adjustments	(8)	(25)	(17)

Increase (decrease) in net assets from contract transactions	(320,347)	179,961	(25,536)

Total increase (decrease) in net assets	(143,614)	499,688	36,595

Net assets as of December 31, 2023	$2,102,046	$2,318,888	$888,373

The accompanying notes are an integral part of these financial statements.

15

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. Health Care
Net assets as of December 31, 2021	$1,215,642	$408,827	$1,924,745

Investment income (loss):
Dividend distributions	21,888	5,141	—
Investment Expenses:
Mortality and expense risk and administrative charges	(22,340)	(4,595)	(20,375)

Net investment income (loss)	(452)	546	(20,375)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	201,781
Realized capital gain (loss) on investments	—	(10,686)	(11,589)
Change in unrealized appreciation (depreciation)	—	(33,023)	(442,799)

Net gain (loss) on investments	—	(43,709)	(252,607)

Net increase (decrease) in net assets from operations	(452)	(43,163)	(272,982)

Contract owner transactions:
Variable annuity deposits	9,865	14,484	38,698
Terminations, withdrawals and annuity payments	(150,431)	(56,962)	(121,407)
Transfers between subaccounts, net	310,978	(51,223)	(215,493)
Maintenance charges and mortality adjustments	(59)	(14)	(16)

Increase (decrease) in net assets from contract transactions	170,353	(93,715)	(298,218)

Total increase (decrease) in net assets	169,901	(136,878)	(571,200)

Net assets as of December 31, 2022	$1,385,543	$271,949	$1,353,545

Investment income (loss):
Dividend distributions	66,481	4,184	—
Investment Expenses:
Mortality and expense risk and administrative charges	(20,985)	(3,474)	(15,759)

Net investment income (loss)	45,496	710	(15,759)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	(7,291)	(56,309)
Change in unrealized appreciation (depreciation)	—	14,096	85,225

Net gain (loss) on investments	—	6,805	28,916

Net increase (decrease) in net assets from operations	45,496	7,515	13,157

Contract owner transactions:
Variable annuity deposits	74,744	—	8,803
Terminations, withdrawals and annuity payments	(157,442)	(49,506)	(239,114)
Transfers between subaccounts, net	(80,875)	(2,305)	(101,695)
Maintenance charges and mortality adjustments	(91)	(13)	(8)

Increase (decrease) in net assets from contract transactions	(163,664)	(51,824)	(332,014)

Total increase (decrease) in net assets	(118,168)	(44,309)	(318,857)

Net assets as of December 31, 2023	$1,267,375	$227,640	$1,034,688

The accompanying notes are an integral part of these financial statements.

16

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®	Janus Henderson VIT Enterprise
Net assets as of December 31, 2021	$1,042,135	$1,784,963	$1,764,551

Investment income (loss):
Dividend distributions	784	4,464	1,578
Investment Expenses:
Mortality and expense risk and administrative charges	(14,097)	(23,034)	(25,905)

Net investment income (loss)	(13,313)	(18,570)	(24,327)

Increase (decrease) in net assets from operations:
Capital gain distributions	239,310	209,171	345,429
Realized capital gain (loss) on investments	(26,209)	21,194	(27,060)
Change in unrealized appreciation (depreciation)	(365,337)	(520,220)	(628,654)

Net gain (loss) on investments	(152,236)	(289,855)	(310,285)

Net increase (decrease) in net assets from operations	(165,549)	(308,425)	(334,612)

Contract owner transactions:
Variable annuity deposits	12,869	245,001	379,330
Terminations, withdrawals and annuity payments	(52,376)	(117,876)	(36,379)
Transfers between subaccounts, net	163,140	62,984	242,212
Maintenance charges and mortality adjustments	(17)	(15)	—

Increase (decrease) in net assets from contract transactions	123,616	190,094	585,163

Total increase (decrease) in net assets	(41,933)	(118,331)	250,551

Net assets as of December 31, 2022	$1,000,202	$1,666,632	$2,015,102

Investment income (loss):
Dividend distributions	382	16,766	2,000
Investment Expenses:
Mortality and expense risk and administrative charges	(14,646)	(24,683)	(29,637)

Net investment income (loss)	(14,264)	(7,917)	(27,637)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	155,366
Realized capital gain (loss) on investments	(41,159)	(29,513)	(58,227)
Change in unrealized appreciation (depreciation)	219,312	294,199	251,961

Net gain (loss) on investments	178,153	264,686	349,100

Net increase (decrease) in net assets from operations	163,889	256,769	321,463

Contract owner transactions:
Variable annuity deposits	79,849	239,660	377,336
Terminations, withdrawals and annuity payments	(99,629)	(407,963)	(697,724)
Transfers between subaccounts, net	323,775	260,297	296,719
Maintenance charges and mortality adjustments	(13)	(16)	—

Increase (decrease) in net assets from contract transactions	303,982	91,978	(23,669)

Total increase (decrease) in net assets	467,871	348,747	297,794

Net assets as of December 31, 2023	$1,468,073	$2,015,379	$2,312,896

The accompanying notes are an integral part of these financial statements.

17

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	MFS® VIT II Research International	MFS® VIT Mid Cap Value	MFS® VIT Total Return
Net assets as of December 31, 2021	$1,171,548	$149,493	$1,729,176

Investment income (loss):
Dividend distributions	13,578	1,278	16,329
Investment Expenses:
Mortality and expense risk and administrative charges	(12,165)	(2,188)	(16,357)

Net investment income (loss)	1,413	(910)	(28)

Increase (decrease) in net assets from operations:
Capital gain distributions	19,007	13,430	97,113
Realized capital gain (loss) on investments	(13,662)	357	63,485
Change in unrealized appreciation (depreciation)	(212,571)	(28,968)	(311,557)

Net gain (loss) on investments	(207,226)	(15,181)	(150,959)

Net increase (decrease) in net assets from operations	(205,813)	(16,091)	(150,987)

Contract owner transactions:
Variable annuity deposits	18,362	893	52,513
Terminations, withdrawals and annuity payments	(70,476)	(1,938)	(104,763)
Transfers between subaccounts, net	(69,684)	37,944	(535,750)
Maintenance charges and mortality adjustments	(13)	—	(68)

Increase (decrease) in net assets from contract transactions	(121,811)	36,899	(588,068)

Total increase (decrease) in net assets	(327,624)	20,808	(739,055)

Net assets as of December 31, 2022	$843,924	$170,301	$990,121

Investment income (loss):
Dividend distributions	7,189	2,430	17,217
Investment Expenses:
Mortality and expense risk and administrative charges	(12,786)	(2,351)	(13,592)

Net investment income (loss)	(5,597)	79	3,625

Increase (decrease) in net assets from operations:
Capital gain distributions	—	5,403	41,093
Realized capital gain (loss) on investments	(6,737)	(472)	(3,314)
Change in unrealized appreciation (depreciation)	106,000	11,059	38,407

Net gain (loss) on investments	99,263	15,990	76,186

Net increase (decrease) in net assets from operations	93,666	16,069	79,811

Contract owner transactions:
Variable annuity deposits	19,667	750	8,598
Terminations, withdrawals and annuity payments	(49,305)	(40,125)	(123,995)
Transfers between subaccounts, net	(14,587)	22,561	10,624
Maintenance charges and mortality adjustments	(17)	—	(68)

Increase (decrease) in net assets from contract transactions	(44,242)	(16,814)	(104,841)

Total increase (decrease) in net assets	49,424	(745)	(25,030)

Net assets as of December 31, 2023	$893,348	$169,556	$965,091

The accompanying notes are an integral part of these financial statements.

18

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	MFS® VIT Utilities	Neuberger Berman AMT Sustainable Equity	PIMCO VIT All Asset
Net assets as of December 31, 2021	$2,991,852	$5,794,949	$1,106,319

Investment income (loss):
Dividend distributions	64,477	5,765	82,669
Investment Expenses:
Mortality and expense risk and administrative charges	(40,828)	(67,332)	(15,065)

Net investment income (loss)	23,649	(61,567)	67,604

Increase (decrease) in net assets from operations:
Capital gain distributions	113,366	440,227	88,011
Realized capital gain (loss) on investments	62,758	151,114	(20,345)
Change in unrealized appreciation (depreciation)	(228,612)	(1,652,084)	(290,325)

Net gain (loss) on investments	(52,488)	(1,060,743)	(222,659)

Net increase (decrease) in net assets from operations	(28,839)	(1,122,310)	(155,055)

Contract owner transactions:
Variable annuity deposits	158,443	20,960	55,691
Terminations, withdrawals and annuity payments	(219,841)	(319,389)	(96,873)
Transfers between subaccounts, net	23,206	(4,677)	39,507
Maintenance charges and mortality adjustments	(74)	(33)	(44)

Increase (decrease) in net assets from contract transactions	(38,266)	(303,139)	(1,719)

Total increase (decrease) in net assets	(67,105)	(1,425,449)	(156,774)

Net assets as of December 31, 2022	$2,924,747	$4,369,500	$949,545

Investment income (loss):
Dividend distributions	95,101	2,888	29,497
Investment Expenses:
Mortality and expense risk and administrative charges	(38,815)	(58,758)	(13,724)

Net investment income (loss)	56,286	(55,870)	15,773

Increase (decrease) in net assets from operations:
Capital gain distributions	159,518	60,680	—
Realized capital gain (loss) on investments	8,336	643,232	(11,687)
Change in unrealized appreciation (depreciation)	(343,157)	288,230	65,175

Net gain (loss) on investments	(175,303)	992,142	53,488

Net increase (decrease) in net assets from operations	(119,017)	936,272	69,261

Contract owner transactions:
Variable annuity deposits	20,271	22,225	4,660
Terminations, withdrawals and annuity payments	(195,285)	(322,877)	(34,580)
Transfers between subaccounts, net	132,629	(1,043,913)	78,916
Maintenance charges and mortality adjustments	(68)	(26)	(44)

Increase (decrease) in net assets from contract transactions	(42,453)	(1,344,591)	48,952

Total increase (decrease) in net assets	(161,470)	(408,319)	118,213

Net assets as of December 31, 2023	$2,763,277	$3,961,181	$1,067,758

The accompanying notes are an integral part of these financial statements.

19

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO VIT CommodityReal Return Strategy	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT Low Duration
Net assets as of December 31, 2021	$420,617	$755,839	$2,421,966

Investment income (loss):
Dividend distributions	210,024	8,676	38,419
Investment Expenses:
Mortality and expense risk and administrative charges	(12,693)	(8,429)	(32,267)

Net investment income (loss)	197,331	247	6,152

Increase (decrease) in net assets from operations:
Capital gain distributions	—	218	—
Realized capital gain (loss) on investments	18,541	(12,476)	(24,891)
Change in unrealized appreciation (depreciation)	(169,287)	(64,176)	(151,062)

Net gain (loss) on investments	(150,746)	(76,434)	(175,953)

Net increase (decrease) in net assets from operations	46,585	(76,187)	(169,801)

Contract owner transactions:
Variable annuity deposits	57,918	11,235	28,186
Terminations, withdrawals and annuity payments	(35,433)	(76,276)	(202,734)
Transfers between subaccounts, net	372,196	(88,816)	41,837
Maintenance charges and mortality adjustments	(2)	(7)	(26)

Increase (decrease) in net assets from contract transactions	394,679	(153,864)	(132,737)

Total increase (decrease) in net assets	441,264	(230,051)	(302,538)

Net assets as of December 31, 2022	$861,881	$525,788	$2,119,428

Investment income (loss):
Dividend distributions	124,012	13,847	74,260
Investment Expenses:
Mortality and expense risk and administrative charges	(10,133)	(7,590)	(29,173)

Net investment income (loss)	113,879	6,257	45,087

Increase (decrease) in net assets from operations:
Capital gain distributions	—	14,165	—
Realized capital gain (loss) on investments	(78,097)	(5,448)	(41,759)
Change in unrealized appreciation (depreciation)	(110,398)	25,372	65,384

Net gain (loss) on investments	(188,495)	34,089	23,625

Net increase (decrease) in net assets from operations	(74,616)	40,346	68,712

Contract owner transactions:
Variable annuity deposits	7,713	11,907	23,218
Terminations, withdrawals and annuity payments	(75,810)	(41,282)	(199,592)
Transfers between subaccounts, net	(111,106)	49,337	(124,050)
Maintenance charges and mortality adjustments	(2)	(8)	(21)

Increase (decrease) in net assets from contract transactions	(179,205)	19,954	(300,445)

Total increase (decrease) in net assets	(253,821)	60,300	(231,733)

Net assets as of December 31, 2023	$608,060	$586,088	$1,887,695

The accompanying notes are an integral part of these financial statements.

20

SBL Variable Annuity Account VIII

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO VIT Real Return	Royce Micro-Cap
Net assets as of December 31, 2021	$2,469,830	$1,292,560

Investment income (loss):
Dividend distributions	155,451	—
Investment Expenses:
Mortality and expense risk and administrative charges	(32,413)	(9,288)

Net investment income (loss)	123,038	(9,288)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	187,190
Realized capital gain (loss) on investments	(28,530)	33,645
Change in unrealized appreciation (depreciation)	(424,811)	(438,745)

Net gain (loss) on investments	(453,341)	(217,910)

Net increase (decrease) in net assets from operations	(330,303)	(227,198)

Contract owner transactions:
Variable annuity deposits	23,744	18,223
Terminations, withdrawals and annuity payments	(251,565)	(32,863)
Transfers between subaccounts, net	382,639	(480,648)
Maintenance charges and mortality adjustments	(46)	(4)

Increase (decrease) in net assets from contract transactions	154,772	(495,292)

Total increase (decrease) in net assets	(175,531)	(722,490)

Net assets as of December 31, 2022	$2,294,299	$570,070

Investment income (loss):
Dividend distributions	62,994	—
Investment Expenses:
Mortality and expense risk and administrative charges	(29,667)	(8,222)

Net investment income (loss)	33,327	(8,222)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—
Realized capital gain (loss) on investments	(54,031)	(8,596)
Change in unrealized appreciation (depreciation)	64,085	112,201

Net gain (loss) on investments	10,054	103,605

Net increase (decrease) in net assets from operations	43,381	95,383

Contract owner transactions:
Variable annuity deposits	3,398	13,275
Terminations, withdrawals and annuity payments	(451,623)	(47,702)
Transfers between subaccounts, net	(6,276)	97,036
Maintenance charges and mortality adjustments	(43)	(4)

Increase (decrease) in net assets from contract transactions	(454,544)	62,605

Total increase (decrease) in net assets	(411,163)	157,988

Net assets as of December 31, 2023	$1,883,136	$728,058

The accompanying notes are an integral part of these financial statements.

21

SBL Variable Annuity Account VIII

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account VIII (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Ultra®	II	American Century Investment Management, Inc	—

American Century VP Value	II	American Century Investment Management, Inc	—

American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—

American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—

American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—

American Funds IS® International	Class 4	Capital Research and Management Company	—

BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd

BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC

ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC

ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC

Guggenheim VIF All Cap Value	—	Security Investors, LLC	—

Guggenheim VIF Alpha Opportunity	—	Security Investors, LLC	—

Guggenheim VIF High Yield	—	Security Investors, LLC	—

Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—

Guggenheim VIF Long Short Equity	—	Security Investors, LLC	—

Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—

Guggenheim VIF Small Cap Value	—	Security Investors, LLC	—

Guggenheim VIF SMid Cap Value	—	Security Investors, LLC	—

Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—

Guggenheim VIF StylePlus Large Growth	—	Security Investors, LLC	—

Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—

Guggenheim VIF StylePlus Small Growth	—	Security Investors, LLC	—

Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—

Guggenheim VIF World Equity Income	—	Security Investors, LLC	—

Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—

Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—

Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	—

22

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—

Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—

Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd

Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—

Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—

Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—

Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—

Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—

Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—

MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—

MFS® VIT Mid Cap Value	Service Shares	Massachusetts Financial Services Company	—

MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—

MFS® VIT Utilities	Service	Massachusetts Financial Services Company	—

Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC

PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	—

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	—

PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—

PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—

Royce Micro-Cap	Investment	Royce & Associates, LP	—

Forty-seven subaccounts are currently offered by the Account, all of which had activity.

23

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:

Inception Date	Subaccount
May 1, 2019	American Funds IS® Asset Allocation
May 1, 2019	American Funds IS® Global Growth
May 1, 2019	American Funds IS® Growth-Income
May 1, 2019	American Funds IS® International
May 1, 2019	BlackRock High Yield V.I.
May 1, 2019	Janus Henderson VIT Enterprise
May 1, 2019	MFS® VIT Mid Cap Value

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2023, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century VP Ultra®	$1,921,831	$1,779,983
American Century VP Value	306,655	461,426
American Funds IS® Asset Allocation	744,274	786,728
American Funds IS® Global Growth	533,954	628,569
American Funds IS® Growth-Income	1,500,230	721,194
American Funds IS® International	31	1,100
BlackRock High Yield V.I.	6,341	1,261
BNY Mellon IP Technology Growth	640,042	725,623
ClearBridge Variable Aggressive Growth	734,221	293,199
ClearBridge Variable Small Cap Growth	346,168	433,092
Guggenheim VIF All Cap Value	1,422,283	1,310,228
Guggenheim VIF Alpha Opportunity	651	67,399
Guggenheim VIF High Yield	248,087	384,721
Guggenheim VIF Large Cap Value	1,251,398	1,712,065
Guggenheim VIF Long Short Equity	554	7,118
Guggenheim VIF Managed Asset Allocation	137,896	541,696
Guggenheim VIF Small Cap Value	793,682	1,253,961
Guggenheim VIF SMid Cap Value	2,640,732	3,236,001
Guggenheim VIF StylePlus Large Core	666,332	1,866,153
Guggenheim VIF StylePlus Large Growth	204,185	614,751
Guggenheim VIF StylePlus Mid Growth	500,091	1,380,148
Guggenheim VIF StylePlus Small Growth	312,625	353,031
Guggenheim VIF Total Return Bond	408,915	536,030
Guggenheim VIF World Equity Income	368,621	1,337,311
Invesco V.I. American Value	548,926	202,029
Invesco V.I. Comstock	977,434	486,882
Invesco V.I. Discovery Mid Cap Growth	132,997	193,898
Invesco V.I. Equity and Income	443,872	650,924
Invesco V.I. EVQ International Equity Fund	478,898	325,201
Invesco V.I. Global Real Estate	42,317	67,201
Invesco V.I. Government Money Market	10,746,812	10,864,980
Invesco V.I. Government Securities	4,383	55,497

24

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Health Care	$12,759	$360,532
Invesco V.I. Main Street Mid Cap Fund®	476,749	187,031
Invesco V.I. Main Street Small Cap Fund®	530,639	446,578
Janus Henderson VIT Enterprise	807,233	703,173
MFS® VIT II Research International	100,830	150,669
MFS® VIT Mid Cap Value	72,409	83,741
MFS® VIT Total Return	81,843	141,966
MFS® VIT Utilities	464,556	291,205
Neuberger Berman AMT Sustainable Equity	561,265	1,901,046
PIMCO VIT All Asset	127,626	62,901
PIMCO VIT CommodityRealReturn Strategy	157,755	223,081
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	89,834	49,458
PIMCO VIT Low Duration	412,875	668,233
PIMCO VIT Real Return	77,881	499,098
Royce Micro-Cap	112,878	58,495

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2023 by subaccount are as follows:

Subaccount	Annuity Assets
Guggenheim VIF All Cap Value	$72,778
Guggenheim VIF High Yield	17,802
Guggenheim VIF Large Cap Value	25,811
Guggenheim VIF Managed Asset Allocation	192
Guggenheim VIF SMid Cap Value	31,944
Guggenheim VIF StylePlus Large Core	71,040
Guggenheim VIF StylePlus Large Growth	87,902
Guggenheim VIF StylePlus Mid Growth	53,539
Guggenheim VIF StylePlus Small Growth	16,018
Guggenheim VIF Total Return Bond	43,509
Guggenheim VIF World Equity Income	117,125
Invesco V.I. Government Money Market	867

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

25

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2023.

2. Variable Annuity Contract Charges

Mortality and Expense Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of average daily net asset value of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. Extra Credit contract owners may elect an annual stepped up death benefit for an additional fee of 0.20% of average daily net asset value.

Administrative Charge: SBL deducts a daily administrative fee equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Account Administrative Charge: For Extra Credit contracts, an account administrative fee of $30 is deducted annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

26

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Ultra®	32,012	(40,107)	(8,095)	35,545	(58,549)	(23,004)
American Century VP Value	1,940	(13,916)	(11,976)	32,241	(21,724)	10,517
American Funds IS® Asset Allocation	50,766	(63,151)	(12,385)	70,293	(62,533)	7,760
American Funds IS® Global Growth	31,500	(45,513)	(14,013)	32,989	(8,158)	24,831
American Funds IS® Growth-Income	102,424	(52,478)	49,946	38,277	(17,927)	20,350
American Funds IS® International	—	(104)	(104)	1,016	(641)	375
BlackRock High Yield V.I.	173	(28)	145	14	(17,463)	(17,449)
BNY Mellon IP Technology Growth	14,993	(16,495)	(1,502)	17,853	(21,988)	(4,135)
ClearBridge Variable Aggressive Growth	20,540	(10,806)	9,734	6,111	(9,439)	(3,328)
ClearBridge Variable Small Cap Growth	9,187	(10,911)	(1,724)	9,224	(14,797)	(5,573)
Guggenheim VIF All Cap Value	5,901	(16,577)	(10,676)	12,956	(21,106)	(8,150)
Guggenheim VIF Alpha Opportunity	5	(2,902)	(2,897)	1,667	(3,922)	(2,255)
Guggenheim VIF High Yield	2,339	(10,052)	(7,713)	10,455	(18,641)	(8,186)
Guggenheim VIF Large Cap Value	6,170	(29,501)	(23,331)	9,071	(24,382)	(15,311)
Guggenheim VIF Long Short Equity	12	(335)	(323)	177	(441)	(264)
Guggenheim VIF Managed Asset Allocation	1,087	(12,079)	(10,992)	3,179	(8,966)	(5,787)
Guggenheim VIF Small Cap Value	4,849	(18,003)	(13,154)	13,378	(16,124)	(2,746)
Guggenheim VIF SMid Cap Value	4,738	(20,503)	(15,765)	3,324	(20,019)	(16,695)
Guggenheim VIF StylePlus Large Core	9,030	(29,181)	(20,151)	7,055	(14,705)	(7,650)
Guggenheim VIF StylePlus Large Growth	4,964	(18,104)	(13,140)	13,109	(26,953)	(13,844)
Guggenheim VIF StylePlus Mid Growth	4,070	(13,286)	(9,216)	7,299	(13,432)	(6,133)
Guggenheim VIF StylePlus Small Growth	6,714	(8,087)	(1,373)	5,180	(14,043)	(8,863)
Guggenheim VIF Total Return Bond	15,208	(25,030)	(9,822)	10,473	(60,297)	(49,824)
Guggenheim VIF World Equity Income	2,540	(22,059)	(19,519)	5,106	(18,152)	(13,046)
Invesco V.I. American Value	32,691	(18,867)	13,824	94,513	(58,796)	35,717
Invesco V.I. Comstock	17,496	(15,601)	1,895	60,661	(26,028)	34,633
Invesco V.I. Discovery Mid Cap Growth	5,170	(6,925)	(1,755)	7,526	(30,826)	(23,300)
Invesco V.I. Equity and Income	12,732	(25,843)	(13,111)	25,508	(8,913)	16,595
Invesco V.I. EVQ International Equity Fund	25,218	(15,391)	9,827	5,717	(28,317)	(22,600)
Invesco V.I. Global Real Estate	1,515	(2,810)	(1,295)	1,781	(3,128)	(1,347)
Invesco V.I. Government Money Market	1,105,600	(1,122,077)	(16,477)	935,517	(917,530)	17,987

27

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Government Securities	18	(4,842)	(4,824)	1,398	(9,778)	(8,380)
Invesco V.I. Health Care	446	(11,018)	(10,572)	1,589	(10,790)	(9,201)
Invesco V.I. Main Street Mid Cap Fund®	18,817	(6,558)	12,259	16,073	(11,243)	4,830
Invesco V.I. Main Street Small Cap Fund®	13,895	(11,945)	1,950	12,982	(7,566)	5,416
Janus Henderson VIT Enterprise	51,106	(53,019)	(1,913)	58,492	(13,227)	45,265
MFS® VIT II Research International	5,795	(8,484)	(2,689)	10,487	(17,249)	(6,762)
MFS® VIT Mid Cap Value	4,955	(6,297)	(1,342)	3,116	(307)	2,809
MFS® VIT Total Return	1,099	(6,056)	(4,957)	2,619	(29,181)	(26,562)
MFS® VIT Utilities	6,392	(7,996)	(1,604)	9,158	(10,300)	(1,142)
Neuberger Berman AMT Sustainable Equity	10,823	(40,136)	(29,313)	1,399	(8,231)	(6,832)
PIMCO VIT All Asset	5,357	(2,592)	2,765	4,864	(5,511)	(647)
PIMCO VIT CommodityRealReturn Strategy	4,469	(28,481)	(24,012)	92,864	(41,605)	51,259
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	3,985	(2,674)	1,311	2,019	(11,476)	(9,457)
PIMCO VIT Low Duration	29,009	(54,666)	(25,657)	40,653	(51,902)	(11,249)
PIMCO VIT Real Return	1,177	(31,941)	(30,764)	41,154	(31,196)	9,958
Royce Micro-Cap	4,926	(2,331)	2,595	1,215	(22,287)	(21,072)

28

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century VP Ultra®2023	167,312	50.25	52.32	8,749,498	—	1.40	1.60	40.95	41.25
2022	175,407	35.65	37.04	6,495,437	—	1.40	1.60	(33.53)	(33.41)
2021	198,411	53.63	55.62	11,032,885	—	1.40	1.60	21.01	21.28
2020	220,040	44.32	45.86	10,089,351	—	1.40	1.60	47.19	47.46
2019	196,254	30.11	31.10	6,102,204	—	1.40	1.60	32.29	32.57
American Century VP Value 2023	73,852	31.54	32.84	2,426,196	0.02	1.40	1.60	7.28	7.50
2022	85,828	29.40	30.55	2,621,278	0.02	1.40	1.60	(1.28)	(1.07)
2021	75,311	29.78	30.88	2,326,936	0.02	1.40	1.60	22.30	22.54
2020	88,758	24.35	25.20	2,237,773	0.02	1.40	1.60	(0.77)	(0.59)
2019	89,857	24.54	25.35	2,278,688	2.02	1.40	1.60	24.89	25.12
American Funds IS® Asset Allocation 2023	204,266	12.92	12.92	2,638,831	0.02	1.40	1.40	12.45	12.45
2022	216,651	11.49	11.49	2,489,302	0.02	1.40	1.40	(14.89)	(14.89)
2021	208,891	13.50	13.50	2,819,240	0.01	1.40	1.40	13.26	13.26
2020	160,666	11.92	11.92	1,914,845	0.02	1.40	1.60	10.58	10.58
2019	36,123	10.78	10.78	389,374	0.91	1.40	1.60	7.80	7.80
American Funds IS® Global Growth 2023	87,096	14.65	14.65	1,275,911	0.01	1.40	1.40	20.58	20.58
2022	101,109	12.15	12.15	1,228,316	0.00	1.40	1.40	(25.96)	(25.96)
2021	76,278	16.41	16.41	1,251,757	0.00	1.40	1.40	14.52	14.52
2020	65,012	14.33	14.33	931,683	0.00	1.40	1.60	28.29	28.29
2019	30,977	11.17	11.17	345,918	0.73	1.40	1.60	11.70	11.70

29

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Growth-Income 2023	180,613	15.10	15.10	2,727,378	0.01	1.40	1.40	24.08	24.08
2022	130,667	12.17	12.17	1,590,461	0.01	1.40	1.40	(17.88)	(17.88)
2021	110,317	14.82	14.82	1,634,980	0.01	1.40	1.40	22.08	22.08
2020	83,870	12.14	12.14	1,018,292	0.01	1.40	1.60	11.68	11.68
2019	52,529	10.87	10.87	571,054	1.46	1.40	1.60	8.70	8.70
American Funds IS® International 2023	271	10.26	10.26	2,786	0.01	1.40	1.40	14.00	14.00
2022	375	9.00	9.00	3,373	0.04	1.40	1.40	(22.15)	(22.15)
2021	—	11.56	11.56	—	—	1.40	1.40	(3.10)	(3.10)
2020	—	11.93	11.93	—	—	1.40	1.60	12.12	12.12
2019	6,250	10.64	10.64	66,517	0.44	1.40	1.60	6.40	6.40
BlackRock High Yield V.I. 2023	7,022	11.26	11.26	78,996	0.06	1.40	1.40	11.37	11.37
2022	6,877	10.11	10.11	69,487	0.06	1.40	1.40	(11.78)	(11.78)
2021	24,326	11.46	11.46	278,853	0.03	1.40	1.40	3.71	3.71
2020	2,897	11.05	11.05	31,999	0.08	1.40	1.60	5.54	5.54
2019	2,846	10.47	10.47	29,791	4.50	1.40	1.60	4.70	4.70
BNY Mellon IP Technology Growth 2023	82,113	53.62	53.62	4,399,904	—	1.40	1.40	56.78	56.78
2022	83,615	34.20	34.20	2,857,603	—	1.40	1.40	(47.26)	(47.26)
2021	87,750	64.85	64.85	5,687,094	—	1.40	1.40	11.06	11.06
2020	99,142	56.62	58.39	5,785,517	0.00	1.40	1.60	66.87	67.21
2019	69,441	33.93	34.92	2,423,035	—	1.40	1.60	23.52	23.74
ClearBridge Variable Aggressive Growth 2023	76,449	28.79	28.79	2,197,090	0.00	1.40	1.40	22.41	22.41
2022	66,715	23.52	23.52	1,566,025	—	1.40	1.40	(27.61)	(27.61)
2021	70,043	32.49	32.49	2,271,485	0.00	1.40	1.40	8.48	8.48
2020	81,809	29.04	29.95	2,445,809	0.01	1.40	1.60	15.84	16.09
2019	83,335	25.07	25.80	2,146,239	0.73	1.40	1.60	22.77	23.03

30

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
ClearBridge Variable Small Cap Growth 2023	51,308	38.03	39.46	2,023,824	—	1.40	1.60	6.68	6.88
2022	53,032	35.65	36.92	1,956,960	—	1.40	1.60	(29.99)	(29.84)
2021	58,605	50.92	52.62	3,082,518	—	1.40	1.60	10.82	11.04
2020	61,084	45.95	47.39	2,893,742	—	1.40	1.60	40.95	41.25
2019	64,707	32.60	33.55	2,170,035	—	1.40	1.60	24.86	25.09
Guggenheim VIF All Cap Value 2023	134,837	39.10	75.91	10,244,477	0.02	1.40	1.60	6.80	7.01
2022	145,513	36.61	70.94	10,330,241	0.01	1.40	1.60	(2.76)	(2.55)
2021	153,663	37.65	72.80	11,193,895	0.02	1.40	1.60	24.92	25.17
2020	180,356	30.14	58.16	10,478,045	0.02	1.40	1.60	0.27	0.47
2019	204,091	30.06	57.89	11,804,890	1.47	1.40	1.60	21.75	22.00
Guggenheim VIF Alpha Opportunity 2023	22,039	21.84	21.84	481,954	0.00	1.40	1.40	6.85	6.85
2022	24,936	20.44	20.44	510,190	0.00	1.40	1.40	(9.80)	(9.80)
2021	27,191	22.66	22.66	616,758	0.01	1.40	1.40	12.23	12.23
2020	30,617	19.51	20.19	618,788	0.01	1.40	1.60	(1.32)	(1.13)
2019	51,928	19.77	20.42	1,061,175	0.16	1.40	1.60	(4.03)	(3.82)
Guggenheim VIF High Yield 2023	83,409	28.82	36.79	3,054,989	0.06	1.40	1.60	10.25	10.48
2022	91,122	26.14	33.30	3,023,233	0.06	1.40	1.60	(11.15)	(10.96)
2021	99,308	29.42	37.40	3,696,845	0.05	1.40	1.60	3.74	3.92
2020	104,396	28.36	35.99	3,741,014	0.07	1.40	1.60	2.94	3.18
2019	133,249	27.55	34.88	4,632,437	6.63	1.40	1.60	9.94	10.17
Guggenheim VIF Large Cap Value 2023	140,434	31.62	58.17	8,140,819	0.02	1.40	1.60	7.51	7.76
2022	163,765	29.41	53.98	8,814,905	0.01	1.40	1.60	(2.91)	(2.70)
2021	179,076	30.29	55.48	9,895,485	0.02	1.40	1.60	25.01	25.27
2020	197,090	24.23	44.29	8,657,323	0.02	1.40	1.60	0.58	0.77
2019	212,953	24.09	43.95	9,293,799	1.75	1.40	1.60	19.85	20.11

31

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Long Short Equity 2023	8,863	16.26	16.26	144,583	0.00	1.40	1.40	11.22	11.22
2022	9,186	14.62	14.62	134,766	0.00	1.40	1.40	(15.59)	(15.59)
2021	9,450	17.32	17.32	164,216	0.01	1.40	1.40	22.06	22.06
2020	10,301	13.71	14.19	146,596	0.01	1.40	1.60	3.24	3.43
2019	22,358	13.28	13.72	307,131	0.60	1.40	1.60	3.83	4.10
Guggenheim VIF Managed Asset Allocation 2023	116,293	23.42	42.77	4,935,453	0.01	1.40	1.60	12.27	12.52
2022	127,285	20.86	38.01	4,803,964	0.01	1.40	1.60	(17.91)	(17.75)
2021	133,072	25.41	46.21	6,107,201	0.01	1.40	1.60	10.67	10.90
2020	135,762	22.96	41.67	5,619,356	0.01	1.40	1.60	10.81	11.03
2019	159,211	20.72	37.53	5,942,105	1.63	1.40	1.60	18.20	18.43
Guggenheim VIF Small Cap Value 2023	92,919	70.41	71.07	6,600,898	0.01	1.40	1.60	8.52	8.75
2022	106,073	64.88	65.35	6,929,660	0.01	1.40	1.60	(5.27)	(5.08)
2021	108,819	68.49	68.85	7,489,707	0.01	1.40	1.60	24.17	24.41
2020	127,469	55.16	55.34	7,051,954	0.01	1.40	1.60	(2.56)	(2.36)
2019	150,380	56.61	56.68	8,520,690	0.80	1.40	1.60	20.63	20.88
Guggenheim VIF SMid Cap Value 2023	154,618	73.21	154.51	23,539,474	0.01	1.40	1.60	7.98	8.20
2022	170,383	67.80	142.80	23,998,137	0.01	1.40	1.60	(3.42)	(3.23)
2021	187,078	70.20	147.56	27,251,363	0.02	1.40	1.60	21.77	22.01
2020	207,798	57.65	120.94	24,832,570	0.01	1.40	1.60	2.63	2.85
2019	245,707	56.17	117.59	28,605,596	0.90	1.40	1.60	24.66	24.92
Guggenheim VIF StylePlus Large Core 2023	159,591	24.55	65.83	10,494,671	0.02	1.40	1.60	24.87	25.13
2022	179,742	19.66	52.61	9,444,622	0.01	1.40	1.60	(21.92)	(21.78)
2021	187,392	25.18	67.26	12,590,949	0.01	1.40	1.60	26.41	26.69
2020	203,638	19.92	53.09	10,760,872	0.02	1.40	1.60	16.90	17.12
2019	236,514	17.04	45.33	10,677,255	2.09	1.40	1.60	27.83	28.16

32

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF StylePlus Large Growth 2023	130,042	29.38	36.20	4,689,793	0.01	1.40	1.60	37.68	37.96
2022	143,182	21.34	26.24	3,743,951	0.00	1.40	1.60	(31.80)	(31.67)
2021	157,026	31.29	38.40	6,010,054	0.01	1.40	1.60	25.76	25.98
2020	164,323	24.88	30.48	4,992,685	0.01	1.40	1.60	35.66	35.95
2019	174,588	18.34	22.42	3,902,445	1.89	1.40	1.60	31.75	32.04
Guggenheim VIF StylePlus Mid Growth 2023	106,484	30.45	106.31	11,259,970	0.01	1.40	1.60	24.39	24.65
2022	115,700	24.48	85.29	9,819,310	0.00	1.40	1.60	(28.94)	(28.78)
2021	121,833	34.45	119.76	14,527,474	0.01	1.40	1.60	11.89	12.09
2020	135,149	30.79	106.84	14,381,933	0.01	1.40	1.60	29.97	30.26
2019	149,625	23.69	82.02	12,227,345	0.86	1.40	1.60	30.60	30.83
Guggenheim VIF StylePlus Small Growth 2023	76,400	22.16	44.02	3,356,477	0.01	1.40	1.60	19.08	19.33
2022	77,773	18.61	36.89	2,862,864	0.00	1.40	1.60	(27.78)	(27.64)
2021	86,636	25.77	50.98	4,409,951	0.00	1.40	1.60	4.84	5.05
2020	96,174	24.58	48.53	4,661,436	0.01	1.40	1.60	29.71	30.00
2019	112,775	18.95	37.33	4,204,905	0.61	1.40	1.60	23.69	23.90
Guggenheim VIF Total Return Bond 2023	151,569	15.85	20.94	3,134,682	0.04	1.40	1.60	5.25	5.44
2022	161,391	15.06	19.86	3,167,683	0.03	1.40	1.60	(17.48)	(17.32)
2021	211,215	18.25	24.02	5,027,810	0.02	1.40	1.60	(1.99)	(1.80)
2020	220,450	18.62	24.46	5,354,089	0.02	1.40	1.60	12.37	12.62
2019	217,163	16.57	21.72	4,685,714	2.83	1.40	1.60	2.79	2.99
Guggenheim VIF World Equity Income 2023	155,834	21.79	60.25	9,354,573	0.03	1.40	1.60	10.50	10.71
2022	175,353	19.72	54.42	9,512,068	0.02	1.40	1.60	(10.61)	(10.39)
2021	188,399	22.06	60.73	11,405,518	0.02	1.40	1.60	19.83	20.04
2020	214,459	18.41	50.59	10,790,456	0.03	1.40	1.60	4.96	5.15
2019	251,481	17.54	48.11	12,043,813	2.74	1.40	1.60	19.40	19.71
Invesco V.I. American Value 2023	90,515	11.43	11.43	1,034,472	0.00	1.40	1.40	13.62	13.62
2022	76,691	10.06	10.06	771,054	0.01	1.40	1.40	(4.19)	(4.19)
2021	40,974	10.50	10.50	430,161	0.00	1.40	1.40	—	—

33

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Comstock 2023	122,843	29.83	30.95	3,798,574	0.02	1.40	1.60	10.32	10.54
2022	120,948	27.04	28.00	3,384,162	0.01	1.40	1.60	(0.77)	(0.57)
2021	86,315	27.25	28.16	2,428,257	0.02	1.40	1.60	30.88	31.16
2020	88,597	20.82	21.47	1,900,852	0.02	1.40	1.60	(2.66)	(2.45)
2019	89,135	21.39	22.01	1,961,068	1.57	1.40	1.60	22.93	23.17
Invesco V.I. Discovery Mid Cap Growth 2023	33,364	28.35	28.35	945,868	—	1.40	1.40	11.26	11.26
2022	35,119	25.48	25.48	894,705	—	1.40	1.40	(32.09)	(32.09)
2021	58,419	36.31	37.52	2,191,763	—	1.40	1.60	16.90	17.14
2020	69,470	31.06	32.03	2,223,293	—	1.40	1.60	37.68	38.00
2019	74,579	22.56	23.21	1,730,138	—	1.40	1.60	31.85	32.10
Invesco V.I. Equity and Income 2023	81,295	25.86	25.86	2,102,046	0.02	1.40	1.40	8.70	8.70
2022	94,406	23.79	23.79	2,245,660	0.02	1.40	1.40	(8.99)	(8.99)
2021	77,811	26.14	26.14	2,033,925	0.02	1.40	1.40	16.70	16.70
2020	86,389	21.72	22.40	1,935,069	0.02	1.40	1.60	7.90	8.11
2019	97,141	20.13	20.72	2,012,558	2.33	1.40	1.60	18.06	18.33
Invesco V.I. EVQ International Equity Fund 2023	111,187	20.10	20.85	2,318,888	—	1.40	1.60	15.98	16.22
2022	101,360	17.33	17.94	1,819,200	0.01	1.40	1.60	(19.81)	(19.66)
2021	123,960	21.61	22.33	2,767,468	0.01	1.40	1.60	3.94	4.15
2020	146,427	20.79	21.44	3,138,130	0.02	1.40	1.60	11.89	12.13
2019	152,182	18.58	19.12	2,908,309	1.29	1.40	1.60	26.22	26.46
Invesco V.I. Global Real Estate 2023	41,838	20.40	21.24	888,373	0.01	1.40	1.60	7.31	7.49
2022	43,133	19.01	19.76	851,778	0.03	1.40	1.60	(26.15)	(25.96)
2021	44,480	25.74	26.69	1,186,781	0.03	1.40	1.60	23.69	23.97
2020	51,581	20.81	21.53	1,110,367	0.04	1.40	1.60	(13.72)	(13.57)
2019	57,961	24.12	24.91	1,443,240	4.55	1.40	1.60	21.08	21.28

34

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Government Money Market 2023	128,761	9.69	9.84	1,267,375	0.05	1.40	1.60	2.87	3.14
2022	145,238	9.42	9.54	1,385,543	0.02	1.40	1.60	(0.32)	(0.21)
2021	127,251	9.45	9.56	1,215,642	0.00	1.40	1.60	(1.56)	(1.34)
2020	155,579	9.60	9.69	1,507,455	0.00	1.40	1.60	(1.44)	(1.22)
2019	92,461	9.74	9.81	906,600	1.65	1.40	1.60	—	0.20
Invesco V.I. Government Securities 2023	20,895	10.88	10.88	227,640	0.02	1.40	1.40	3.03	3.03
2022	25,719	10.56	10.56	271,949	0.02	1.40	1.40	(11.85)	(11.85)
2021	34,099	11.98	11.98	408,827	0.02	1.40	1.40	(3.78)	(3.78)
2020	33,451	12.08	12.45	416,893	0.02	1.40	1.60	4.32	4.45
2019	44,330	11.58	11.92	528,702	2.51	1.40	1.60	4.04	4.29
Invesco V.I. Health Care 2023	32,131	32.19	32.19	1,034,688	—	1.40	1.40	1.58	1.58
2022	42,703	31.69	31.69	1,353,545	—	1.40	1.40	(14.51)	(14.51)
2021	51,904	37.07	37.07	1,924,745	0.00	1.40	1.40	10.72	10.72
2020	65,275	32.35	33.48	2,185,958	0.00	1.40	1.60	12.64	12.84
2019	63,379	28.72	29.67	1,880,644	0.05	1.40	1.60	30.37	30.65
Invesco V.I. Main Street Mid Cap Fund®2023	52,564	26.85	27.96	1,468,073	0.00	1.40	1.60	12.34	12.56
2022	40,305	23.90	24.84	1,000,202	0.00	1.40	1.60	(15.85)	(15.65)
2021	35,475	28.40	29.45	1,042,135	0.00	1.40	1.60	20.90	21.14
2020	24,497	23.49	24.31	595,748	0.00	1.40	1.60	7.21	7.42
2019	31,574	21.91	22.63	714,775	0.23	1.40	1.60	23.02	23.32
Invesco V.I. Main Street Small Cap Fund®2023	49,762	38.91	40.52	2,015,379	0.01	1.40	1.60	15.94	16.17
2022	47,812	33.56	34.88	1,666,632	0.00	1.40	1.60	(17.40)	(17.21)
2021	42,396	40.63	42.13	1,784,963	0.00	1.40	1.60	20.31	20.54
2020	42,366	33.77	34.95	1,479,325	0.00	1.40	1.60	17.75	17.99
2019	44,341	28.68	29.62	1,313,025	—	1.40	1.60	24.10	24.35

35

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Janus Henderson VIT Enterprise 2023	162,083	14.27	14.27	2,312,896	0.00	1.40	1.40	16.11	16.11
2022	163,996	12.29	12.29	2,015,102	0.00	1.40	1.40	(17.29)	(17.29)
2021	118,731	14.86	14.86	1,764,551	0.00	1.40	1.40	14.93	14.93
2020	107,693	12.93	12.93	1,392,784	—	1.40	1.60	17.44	17.44
2019	36,474	11.01	11.01	401,427	0.06	1.40	1.60	10.10	10.10
MFS® VIT II Research International 2023	51,972	16.61	17.24	893,348	0.01	1.40	1.60	11.03	11.30
2022	54,661	14.96	15.49	843,924	0.01	1.40	1.60	(19.14)	(18.99)
2021	61,423	18.50	19.12	1,171,548	0.01	1.40	1.60	9.47	9.76
2020	44,983	16.90	17.42	783,258	0.02	1.40	1.60	10.97	11.10
2019	33,449	15.23	15.68	523,949	1.06	1.40	1.60	25.56	25.94
MFS® VIT Mid Cap Value 2023	11,885	14.27	14.27	169,556	0.01	1.40	1.40	10.79	10.79
2022	13,227	12.88	12.88	170,301	0.01	1.40	1.40	(10.24)	(10.24)
2021	10,418	14.35	14.35	149,493	0.01	1.40	1.40	28.82	28.82
2020	5,760	11.14	11.14	64,191	0.01	1.40	1.60	2.20	2.20
2019	1,398	10.90	10.90	15,247	1.81	1.40	1.60	9.00	9.00
MFS® VIT Total Return 2023	43,051	22.39	22.39	965,091	0.02	1.40	1.40	8.69	8.69
2022	48,008	20.60	20.60	990,121	0.01	1.40	1.40	(11.09)	(11.09)
2021	74,570	23.17	23.17	1,729,176	0.02	1.40	1.40	12.26	12.26
2020	81,172	20.02	20.64	1,676,844	0.02	1.40	1.60	7.75	7.95
2019	76,728	18.58	19.12	1,467,890	2.68	1.40	1.60	18.19	18.46
MFS® VIT Utilities 2023	82,945	33.32	33.32	2,763,277	0.03	1.40	1.40	(3.70)	(3.70)
2022	84,549	34.60	34.60	2,924,747	0.02	1.40	1.40	(0.92)	(0.92)
2021	85,691	34.92	34.92	2,991,852	0.01	1.40	1.40	12.21	12.21
2020	95,165	30.18	31.12	2,960,613	0.02	1.40	1.60	3.96	4.15
2019	123,064	29.03	29.88	3,676,394	3.72	1.40	1.60	22.80	23.06

36

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Neuberger Berman AMT Sustainable Equity 2023	77,909	49.11	50.91	3,961,181	0.00	1.40	1.60	24.55	24.81
2022	107,222	39.43	40.79	4,369,500	0.00	1.40	1.60	(19.96)	(19.78)
2021	114,054	49.26	50.85	5,794,949	0.00	1.40	1.60	21.18	21.42
2020	132,326	40.65	41.88	5,536,995	0.00	1.40	1.60	17.38	17.61
2019	145,257	34.63	35.61	5,168,300	0.28	1.40	1.60	23.59	23.82
PIMCO VIT All Asset 2023	53,480	19.18	19.97	1,067,758	0.03	1.40	1.60	6.38	6.62
2022	50,715	18.03	18.73	949,545	0.08	1.40	1.60	(13.23)	(13.09)
2021	51,362	20.78	21.55	1,106,319	0.12	1.40	1.60	14.36	14.63
2020	46,748	18.17	18.80	878,554	0.05	1.40	1.60	6.32	6.52
2019	64,460	17.09	17.65	1,137,547	2.97	1.40	1.60	10.12	10.31
PIMCO VIT CommodityRealReturn Strategy 2023	83,357	7.29	7.29	608,060	0.17	1.40	1.40	(9.10)	(9.10)
2022	107,369	8.02	8.02	861,881	0.33	1.40	1.40	7.08	7.08
2021	56,110	7.49	7.49	420,617	0.05	1.40	1.40	31.40	31.40
2020	41,735	5.53	5.70	238,008	0.05	1.40	1.60	(0.18)	—
2019	49,540	5.54	5.70	282,416	4.58	1.40	1.60	9.70	9.83
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) 2023	35,850	15.82	16.41	586,088	0.02	1.40	1.60	7.25	7.47
2022	34,539	14.75	15.27	525,788	0.01	1.40	1.60	(11.57)	(11.43)
2021	43,996	16.68	17.24	755,839	0.02	1.40	1.60	(3.53)	(3.31)
2020	43,415	17.29	17.83	772,025	0.06	1.40	1.60	3.84	4.09
2019	49,808	16.65	17.13	851,318	1.78	1.40	1.60	5.31	5.48
PIMCO VIT Low Duration 2023	157,301	11.53	12.00	1,887,695	0.04	1.40	1.60	3.32	3.45
2022	182,958	11.16	11.60	2,119,428	0.02	1.40	1.60	(7.23)	(7.05)
2021	194,207	12.03	12.48	2,421,966	0.01	1.40	1.60	(2.51)	(2.27)
2020	211,989	12.34	12.77	2,706,594	0.01	1.40	1.60	1.31	1.51
2019	204,951	12.18	12.58	2,576,688	3.09	1.40	1.60	2.35	2.61

37

SBL Variable Annuity Account VIII

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Real Return 2023	125,401	14.43	15.02	1,883,136	0.03	1.40	1.60	2.05	2.25
2022	156,165	14.14	14.69	2,294,299	0.07	1.40	1.60	(13.30)	(13.18)
2021	146,207	16.31	16.92	2,469,830	0.05	1.40	1.60	3.89	4.12
2020	163,715	15.70	16.25	2,656,264	0.01	1.40	1.60	9.94	10.17
2019	255,469	14.28	14.75	3,764,848	1.64	1.40	1.60	6.65	6.88
Royce Micro-Cap 2023	31,331	23.26	23.26	728,058	—	1.40	1.40	17.12	17.12
2022	28,736	19.86	19.86	570,070	—	1.40	1.40	(23.53)	(23.53)
2021	49,808	25.97	25.97	1,292,560	—	1.40	1.40	28.18	28.18
2020	36,873	19.65	20.26	746,441	—	1.40	1.60	21.82	22.05
2019	62,453	16.13	16.60	1,036,091	—	1.40	1.60	17.65	17.90

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

38

PART C
OTHER INFORMATION
Item 27. Exhibits
Exhibit Number	Description	Location
(a)	Resolution of the Board of Directors of Security Benefit Life Insurance Company (“SBL”) authorizing establishment of the Separate Account	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 30, 1998)
(b)	Form of Custody Agreements	Not Applicable
(c)(1)	Facilities Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2019)
(c)(2)	SBL Variable Products Schedule of Commissions (Form 9485 R7-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 11, 2001)
(c)(3)	Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008)
(c)(4)	SBL Variable Products Sales Agreement (Form 9482C 7-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002)
(c)(5)	SBL Variable Products Schedule of Asset Based Commissions (Form 9130 R7-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 11, 2001)
(c)(6)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004)
(c)(7)	Distribution Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(d)(1)	Individual Contract (Form V6022 10-94)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 11, 2001)
(d)(2)	Individual Contract – Unisex (Form V6022 10-94U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 30, 1998)
(d)(3)	Loan Endorsement (Form V6066 10-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed March 1, 2002)
(d)(4)	TaxSheltered Annuity Endorsement (Form V6101 R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(5)	Individual Retirement Annuity Endorsement (Form 6849A R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(6)	Roth IRA Endorsement (Form V6851A R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(7)	457 Plan Endorsement (Form V6054 R1-98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 30, 1998)
(d)(8)	403a Endorsement (Form V6057 10-98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1999)
(d)(9)	Method for Deductions Endorsement (Form V6071 3-01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 11, 2001)
(d)(10)	Texas Optional Retirement Plan Rider (Form V6932G 7-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 11, 2001)
(e)(1)	Application (Form V6845 01-22)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2022)
f(1)	Composite of Articles of Incorporation of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005)
f(2)	Bylaws of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(g)	Reinsurance Contracts	Not Applicable
(h)(1)	Participation Agreement – AIM	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
1

Exhibit Number	Description	Location
(h)(2)	Participation Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(3)	Participation Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(4)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc.)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(h)(5)	Participation Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(6)	Participation Agreement – Neuberger Berman – AMT Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(7)	Participation Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2020)
(h)(8)	Participation Agreement – Royce Capital Fund	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2022)
(h)(9)	Participation Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006)
(h)(9)(i)	Amendment Number 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(h)(10)	Participation Agreement – SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(11)	Information Sharing Agreement – AIM	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(12)	Information Sharing Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(13)	Information Sharing Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(14)	Information Sharing Agreement – Legg Mason	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009)
(h)(15)	Information Sharing Agreement –MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(16)	Information Sharing Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(17)	Information Sharing Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(18)	Information Sharing Agreement – Royce	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(19)	Information Sharing Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(20)	Information Sharing Agreement – Security Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 30, 2015)
(l)(1)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(l)(2)	Consent of Counsel	Filed herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Form of Initial Summary Prospectus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 30, 2021)
2

Exhibit Number	Description	Location
(p)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Susan J. Lacey, Roger S. Offermann, Barry G. Ward, Joseph W. Wittrock, and Douglas G. Wolff	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2023)
Item 28.
Directors and Officers of the Depositor
The directors and principal officers of Security Benefit Life Insurance Company are set forth below.
Name and Principal Business Address*	Positions and Offices with Depositor
Douglas G. Wolff	Chief Executive Officer and Director
Michael P. Kiley	Director
Barry G. Ward	Director
John F. Guyot	Senior Vice President, General Counsel, Secretary, and Director
Roger S. Offermann	Senior Vice President, Chief Actuary, Chief Product Officer, and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, and Director
Caleb I. Brainerd	Senior Vice President, Chief Financial Officer, and Treasurer
David G. Byrnes	Senior Vice President and Chief Distribution Officer
Albert J. Dal Porto	Senior Vice President and Chief Strategy Officer
Jeffrey M. Forlizzi	Senior Vice President, Investments
Sean O’Donoghue	Senior Vice President and Chief Technology Officer
Jenifer C. Purvis	Senior Vice President, Chief Human Resources Officer
Kurt E. Auleta	Vice President
Brian J. Beckett	Vice President and Chief Accounting Officer
Justin F. Carroll	Vice President and Associate General Counsel
Amy L. Comer	Vice President and Assistant General Counsel
Jessica L. Daniels	Vice President, Administration and Employee Relations
Joseph J. Elmy	Vice President and Tax Director
Jackie R. Fox	Vice President, Client Services
Jennifer L. Fulks	Vice President and Head of HR Operations
Rui Guo	Vice President and Deputy Chief Actuary
Carmen R. Hill	Vice President, Chief Compliance Officer, and Chief Privacy Officer
Blaine G. Hirsch	Vice President, Investment Strategy
Duc X. Ho	Vice President and Appointed Actuary
Cherie L. Huffman	Vice President, Investments
Justin A. Jacquinot	Vice President
James J. Kiley	Vice President
Greg D. Kratz	Vice President
Susan J Lacey	Vice President and Controller
Michael T. Maghini	Vice President
William J. McDonough	Vice President, Investments
Stuart Schiffman	Vice President and Chief Data Officer
Lyle S. Semchyshyn	Vice President and Corporate Actuary
Alberto Silva	Vice President, Digital Product Management
Jeanne R. Slusher	Vice President and Director of Audit
Christopher D. Swickard	Vice President, Deputy General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Craig P. Weishaar	Vice President, Direct Relationships
Richard J. Wells	Vice President, Operations
John P. Wohletz	Vice President, GAAP Financial Reporting
*Located at One Security Benefit Place, Topeka, KS 66636-0001
Item 29.
Persons Controlled by or Under Common Control with the Depositor or Registrant
3

The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
125 West 57th Street Holdings LLC	DE	85.0%	by CI W57th Street Holdings LLC
125 West 57th Street Mezz 2, LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100%	by 125 West 57th Street Mezz 2, LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Mezz, LLC
12D The Film Limited	GBR	100%	by Fulwell 73 UK Limited
13 FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Prison, LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
13 FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC
13FEG Houston Holdings, LLC	TN	100%	by 13 FEG Haunted Holdings, LLC
13FEG Immersive Theater, LLC	CA	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
1861 Capital, LLC	KS	100%	by Sherwood Park, Inc.
234 Productions, LLC	DE	100%	by Fulwell 73 Productions US, Inc.
3030 Chain Bridge Road, LLC	DE	90.0%	by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
4AIR, LLC	DE	28.55%	by Eldridge 4AIR Holdings LLC
688 Bronx Commissary, LLC	NY	100%	by MPQ 688 Bronx HoldCo, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	45.0%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50.0%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50.0%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited
A Cigar is Just a Cigar Limited	GBR	100%	by A24 Films LLC
A Cigar is Just a Cigar LLC	DE	100%	by A24 Films LLC
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Commerce St LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
4

Name	Jurisdiction	Percent of Voting Securities Owned
A24 Films, LLC	DE	32.1%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Productions 2 LLC	DE	100%	by A24 Films LLC
A24 Productions 3 LLC	DE	100%	by A24 Films LLC
A24 Publishing LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios Limited	GBR	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 Sunset LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by After The Fact LLC
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
ABM JG Greenwich, LLC	DE	100%	by Aurify Brands Management, LLC
ACZ Investments LP	DE	0%	Mgmt. by Eldridge CH GP LLC
ACZ Students LLC	DE	100%	by ACZ Investments LP
Adore Matchmaking LLC	DE	100%	by A24 Films LLC
Adore Rights LLC	DE	100%	by A24 Films LLC
Aero Solutions Srl	Italy	100%	by Sirio S.p.A.
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
AllBright Collective Limited	GBR	100%	by Cain PE LLC
AltAlpha Vintage, L.P.	DE	0%	Mgmt. by CAIS AltAlpha Vintage LLC
An Inconvenient Tooth LLC	DE	100%	by A24 Films LLC
AOG, LLC	OH	100%	by Fairgrave Omlie, LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
APQ 1131 Madison Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1399 Madison NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1592 First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 17th Street DC, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Bakery Annex NY, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Street Bakery NY, LLC	DE	100%	by LPQ USA, LLC
APQ 85 Broad NY, LLC	DE	100%	by LPQ USA, LLC
APQ 8th and Walnut PA, LLC	DE	100%	by LPQ USA, LLC
APQ Americana CA, LLC	DE	100%	by LPQ USA, LLC
APQ Beverly Hills CA, LLC	DE	100%	by LPQ USA, LLC
APQ Blaine Mansion DC, LLC	DE	100%	by LPQ USA, LLC
APQ Bleecker NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park Kiosk NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Capitol Hill DC, LLC	DE	100%	by LPQ USA, LLC
APQ Carnegie Hill NY, LLC	DE	100%	by LPQ USA, LLC
APQ Carroll Square DC, LLC	DE	100%	by LPQ USA, LLC
APQ Claremont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Coconut Grove FL, LLC	DE	100%	by LPQ USA, LLC
APQ E65 NY, LLC	DE	100%	by LPQ USA, LLC
APQ Encino Bakery CA, LLC	DE	100%	by LPQ USA, LLC
APQ First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
5

Name	Jurisdiction	Percent of Voting Securities Owned
APQ Florence Bakery Annex CA, LLC	DE	100%	by LPQ USA, LLC
APQ Garden City NY, LLC	DE	100%	by LPQ USA, LLC
APQ Grand Central West NY, LLC	DE	100%	by LPQ USA, LLC
APQ Greenwich CT, LLC	DE	100%	by LPQ USA, LLC
APQ Larchmont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Lincoln Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Manhattan Beach CA, LLC	DE	100%	by LPQ USA, LLC
APQ Merrifield VA, LLC	DE	100%	by LPQ USA, LLC
APQ Mineral Springs NY, LLC	DE	100%	by LPQ USA, LLC
APQ New Canaan CT, LLC	DE	100%	by LPQ USA, LLC
APQ Rye NY, LLC	DE	100%	by LPQ USA, LLC
APQ Sailboat Pond NY, LLC	DE	100%	by LPQ USA, LLC
APQ South End Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ South Gayley CA, LLC	DE	100%	by LPQ USA, LLC
APQ Studio City CA, LLC	DE	100%	by LPQ USA, LLC
APQ Tribeca NY, LLC	DE	100%	by LPQ USA, LLC
APQ Tuxedo Bakery MD, LLC	DE	100%	by LPQ USA, LLC
APQ Verdi Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Villa Marina CA, LLC	DE	100%	by LPQ USA, LLC
APQ Westlake CA, LLC	DE	100%	by LPQ USA, LLC
APQ Wildwood MD, LLC	DE	100%	by LPQ USA, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
ARK PIPE Fund I, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Armstrong Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49.0%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asbury Boss, LLC	DE	100%	by Eldridge IP Holdings LLC
Asian Perspective Media, LLC	DE	85.0%	by Valence APM, LLC
Associated Aircraft Group, LLC	DE	100%	by Flexjet Vertical Lift, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atlas Funding, LLC	DE	100%	by Monterey Portfolio Trust, LLC
Atlas HI GP LLC	DE	100%	by Cain International II LP
Atlas IntermediateCo LLC	DE	100%	by Atlas Venture Holdings LP
Atlas Venture Holdings LP	DE	50.0%	by ACZ Investments LP
Atlas Venture Investment LP	DE	100%	by Atlas Venture Holdings LP
Auburndale, LLC	KS	100%	by Sherwood Park, Inc.
Auld Fella UK Limited	GBR	100%	by MRC II Holdings, LP
Auld Fella, LLC	CA	100%	by MRC II Holdings, LP
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands Management, LLC	DE	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Brands, LLC	NY	30.1%	by Palmer Portfolio Trust, LLC
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Ausenco Bidco, LLC	DE	100%	by Ausenco Holdings, LLC
Ausenco Funding, LLC	DE	100%	by Eldridge Industries, LLC
Ausenco Holdings, LLC	DE	100%	by Ausenco Funding, LLC
Backboard Limited	GBR	100%	by Fulwell 73 UK Limited
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Asset Holdings, LLC	DE	100%	by EPH Holdings, LLC
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
6

Name	Jurisdiction	Percent of Voting Securities Owned
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Sherwood Park, Inc.
BBMA Holdings I, LLC	DE	100%	by DCP Holdings DE, LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93.0%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
Beach Hotel Associates LLC	DE	100%	by EC 17th Street MezzCo LLC
Bear Season Productions Inc.	CAN	100%	by A24 Films LLC
Bedford Portfolio Trust, LLC	DE	100%	by EPH, LLC
Beef LLC	DE	100%	by A24 Films LLC
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
Bentley Park, LLC	DE	100%	by Security Benefit Life Insurance Company
BFT Entertainment Inc	DE	100%	by Fulwell 73 Productions US, Inc.
BFT Entertainment LLC	CA	100%	by BFT Entertainment Inc
BH Luxury Residences, LLC	DE	100%	by BHLR Investco, LLC
BHLR Intermediate Co, LLC	DE	100%	by BHLR Investco, LLC
BHLR Investco, LLC	DE	65.0%	by CI BH Holdings LLC
Big Easy Cruise 23, LLC	DE	100%	by StarVista Live LLC
Big Springs, LLC	KS	100%	by Dayton Funding, LLC
Big Swing LLC	DE	100%	by A24 Films LLC
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC
Bilbao-KCI, LLC	DE	90.0%	by Bilbao Capital, LLC
Billboard IP Holdings LLC	DE	50.0%	by Billboard Media, LLC
Billboard IP Holdings, LLC	DE	50.0%	by BBMA Holdings, LLC
Billboard Media, LLC	DE	100%	by PME Music, LLC
Binney Park Capital, LLC	DE	0%	Mgmt. by Panagram Structured Asset Management, LLC
Birdie 3 Limited	GBR	100%	by Eagle 2 Limited
Bitachon 365 Limited	GBR	60.0%	by Fulwell 73 LUK Limited
Blackbrook Capital (Europe) Carry LP	GBR	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Blackbrook Capital (Europe) Limited	GBR	100%	by Blackbrook Capital (Europe) LP
Blackbrook Capital (Europe) LP	GBR	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) LP	GBR	96.03%	by Eldridge BBLP, LLC
Blackbrook Capital (Europe) SARL	LUX	100%	by Blackbrook Capital (Europe) LP
Blackbrook Property Holdings SARL	LUX	100%	by Blackbrook Capital (Europe) SARL
BlackRock Impact Opportunities (CAIS), L.P.	DE	0%	Mgmt. by CAIS BlackRock Impact Opportunities GP LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Boundless The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Limited	GBR	100%	by Bridge Road Southall Limited
Bridge Road Southall Limited	GBR	100%	by HoneyMonster HoldCo 2 Limited
Bridge Road Southall NewCo Limited	GBR	100%	by Bridge Road Southall Limited
Brightside CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Brightside Productions LLC	CA	100%	by MRC II Holdings, LP
Brightside Productions LLC	NJ	100%	by MRC II Holdings, LP
7

Name	Jurisdiction	Percent of Voting Securities Owned
Bronx to Brooklyn LLC	DE	100%	by A24 Films LLC
Brook Creek Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Brookville Industries, LLC	KS	100%	by Dayton Funding, LLC
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Bruce Park Portfolio Trust, LLC	DE	100%	by EPH, LLC
BRUMMIE Productions LLC	CA	100%	by BFT Entertainment Inc
Buda Hills JV B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50.0%	by Fulwell 73 Limited
C4G Holdings, LLC	DE	100%	by Lifestyle Products Group LLC
Caesars Request LLC	DE	100%	by A24 Films LLC
Cain Development GP LLC	DE	100%	by Cain International II LP
Cain Development LP	DE	100%	by Cain International II LP
Cain FinCo LLC	DE	100%	by Cain International LP
Cain Hoy Finance Limited	GBR	100%	by Cain PE LLC
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International European Real Estate Opportunity Fund I GP Limited	GBR	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	GBR	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
Cain PE LLC	DE	100%	by Cain International LP
Cain RE LLC	DE	100%	by Cain International LP
CAIS Access Fund - Asia Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - Asia Fund IV LP	DE	0%	Mgmt. by CAIS Access Fund - Asia Fund IV GP LLC
CAIS Access Fund - BCRE I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE I LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE I GP LLC
CAIS Access Fund - BCRE II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE II LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE II GP LLC
CAIS Access Fund - MMC 2018 (Offshore) LP	CYM	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Access Fund - MMC 2018 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - MMC 2018 LP	DE	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Adams Street Private Income Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Alkeon Innovation Private Series II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Alkeon Innovation Private Series II LP	DE	0%	Mgmt. by CAIS Alkeon Innovation Private Series II GP LLC
CAIS AltAlpha Vintage LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Aligned Alternatives Fund (TE) LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Aligned Alternatives Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Apollo Debt Solutions BDC Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
8

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Apollo HV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Hybrid Value Access Fund LP	DE	0%	Mgmt. by CAIS Apollo HV Access Fund GP LLC
CAIS Apollo Infrastructure Opportunities II Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Infrastructure Opportunities II Access Fund LP	DE	0%	Mgmt. by CAIS Apollo Infrastructure Opportunities II Access Fund GP LLC
CAIS Apollo Investment Fund X GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Investment Fund X Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Investment Fund X Offshore, LP	CYM	0%	Mgmt. by CAIS Apollo Investment Fund X Offshore GP LLC
CAIS Apollo Investment Fund X, LP	DE	0%	Mgmt. by CAIS Apollo Investment Fund X GP LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund (TE) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund (TE), L.P.	DE	0%	Mgmt. by CAIS Apollo S3 Equity & Hybrid Solutions Fund (TE) GP LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund Offshore, L.P.	CYM	0%	Mgmt. by CAIS Apollo S3 Equity & Hybrid Solutions Fund Offshore GP LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund, L.P.	DE	0%	Mgmt. by CAIS Apollo S3 Equity & Hybrid Solutions Fund GP LLC
CAIS Ares Corporate Opportunities Fund VII GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Corporate Opportunities Fund VII, L.P.	DE	0%	Mgmt. by CAIS Ares Corporate Opportunities Fund VII GP LLC
CAIS Ares Senior Direct Lending II (TE) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending II (TE) LP	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending II (TE) GP LLC
CAIS Ares Senior Direct Lending II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending II LP	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending II GP LLC
CAIS Ares Senior Direct Lending III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending III TE GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending III TE, L.P.	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending III TE GP LLC
CAIS Ares Senior Direct Lending III, L.P.	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending III GP LLC
CAIS Avenue Venture Opportunities Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Avenue Venture Opportunities Fund II, L.P.	DE	0%	Mgmt. by CAIS Avenue Venture Opportunities Fund II GP LLC
CAIS BC Fund XIII, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BC Fund XIII, LP	DE	0%	Mgmt. by CAIS BC Fund XIII, GP LLC
CAIS BlackRock Impact Opportunities GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth LP	DE	0%	Mgmt. by CAIS Blackstone Growth GP LLC
CAIS Blackstone Tactical Opportunities Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Tactical Opportunities Fund IV LP	DE	0%	Mgmt. by CAIS Blackstone Tactical Opportunities Fund IV GP LLC
CAIS Blackstone TAS V GP LLC	DE	100%	by Capital Integration Systems LLC
9

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Blackstone TAS V LP	DE	0%	Mgmt. by CAIS Blackstone TAS V GP LLC
CAIS Blackstone TAS VI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS VI LP	DE	0%	Mgmt. by CAIS Blackstone TAS VI GP LLC
CAIS Blue Owl Strategic Equity GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blue Owl Strategic Equity, L.P.	DE	0%	Mgmt. by CAIS Blue Owl Strategic Equity GP LLC
CAIS Bridge Net Lease Income Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Bridge Net Lease Income Fund, L.P.	DE	0%	Mgmt. by CAIS Bridge Net Lease Income Fund GP LLC
CAIS BSP SSP II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BSP SSP II, L.P.	DE	0%	Mgmt. by CAIS BSP SSP II GP LLC
CAIS BTAS VIII Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BTAS VIII Access Fund, LP	DE	0%	Mgmt. by CAIS BTAS VIII Access Fund GP LLC
CAIS Capital LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access II LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access II GP LLC
CAIS Carlyle Direct Access LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access GP LLC
CAIS Carlyle Realty Partners IX Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Realty Partners IX Access Fund LP	DE	0%	Mgmt. by CAIS Carlyle Realty Partners IX Access Fund GP LLC
CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Renewable and Sustainable Energy Fund LP	DE	0%	Mgmt. by CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC
CAIS Commerce Street Private Credit Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Commerce Street Private Equity Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Crawford Lake Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Crow Holdings Fund X GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Crow Holdings Fund X, L.P.	DE	0%	Mgmt. by CAIS Crow Holdings Fund X GP LLC
CAIS Davidson Kempner Partners Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Composite Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund LP	DE	0%	Mgmt. by CAIS Financial Credit Investment IV Access Fund GP LLC
CAIS Franklin BSP Real Estate Opportunistic Debt Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Franklin BSP Real Estate Opportunistic Debt Fund II, L.P.	DE	0%	Mgmt. by CAIS Franklin BSP Real Estate Opportunistic Debt Fund II GP LLC
CAIS GLT Private Alts Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS HPS Strategic Investment Partners V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS HPS Strategic Investment Partners V, L.P.	DE	0%	Mgmt. by CAIS HPS Strategic Investment Partners V GP LLC
CAIS ICG Core Private Equity Fund, LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity III GP LLC
CAIS ICG Strategic Equity IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity IV LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity IV GP LLC
10

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS ICG Strategic Equity V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity V, L.P.	DE	0%	Mgmt. by CAIS ICG Strategic Equity V GP LLC
CAIS ICGSEIV Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICGSEIV Offshore, L.P.	CYM	0%	Mgmt. by CAIS ICGSEIV Offshore GP LLC
CAIS ICGSEV Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICGSEV Offshore, L.P.	CYM	0%	Mgmt. by CAIS ICGSEV Offshore GP LLC
CAIS Insurance Solutions LLC	DE	100%	by Capital Integration Systems LLC
CAIS KKR Asset Based Finance Partners Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS KKR Asset Based Finance Partners Access Fund, LP	DE	0%	Mgmt. by CAIS KKR Asset Based Finance Partners Access Fund GP LLC
CAIS KKR Asset Based Finance Partners Offshore Access Fund, LP	CYM	0%	Mgmt. by CAIS KKR Asset Based Finance Partners Access Fund GP LLC
CAIS Mercer Private Equity Vintage Fund (TE) I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund II LP	DE	0%	Mgmt. by CM PEVF II GP LLC
CAIS Mercer Private Equity Vintage Fund III LP	DE	0%	Mgmt. by CM PEVF III GP LLC
CAIS Mercer Private Equity Vintage Fund IV LP	DE	0%	Mgmt. by CM PEVF IV GP LLC
CAIS Millennium Intl. Commitment Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium Intl. Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium USA Commitment Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Millennium USA LLC	DE	100%	by Capital Integration Systems LLC
CAIS Monroe PCF V (Onshore) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Monroe PCF V (Onshore), L.P.	DE	0%	Mgmt. by CAIS Monroe PCF V (Onshore) GP LLC
CAIS North Rock Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS North Rock Fund, Ltd.	CYM	100%	by Capital Integration Systems LLC
CAIS OT Opportunities XII CAIS (Onshore) Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Paloma International Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Private Equity Core I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Private Equity Core I, L.P.	DE	0%	Mgmt. by CAIS Private Equity Core I GP LLC
CAIS Reverence Capital Partners Credit Opportunities Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Reverence Capital Partners Credit Opportunities Fund II, L.P.	DE	0%	Mgmt. by CAIS Reverence Capital Partners Credit Opportunities Fund II GP LLC
CAIS Reverence Partners Opportunities Fund V (PE Fund III) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Reverence Partners Opportunities Fund V (PE Fund III) L.P.	DE	0%	Mgmt. by CAIS Reverence Partners Opportunities Fund V (PE Fund III) GP LLC
CAIS SAM Alternative Investment Opportunities Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Sculptor Master Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Sculptor Master Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS SL Alpine II, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS SL Alpine II, LP	DE	0%	Mgmt. by CAIS SL Alpine II, GP LLC
CAIS SSA Strategic Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Stonepeak Infrastructure Fund V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Stonepeak Infrastructure Fund V, L.P.	DE	0%	Mgmt. by CAIS Stonepeak Infrastructure Fund V GP LLC
CAIS Strategic Investors Fund XI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Strategic Investors Fund XI, L.P.	DE	100%	by CAIS Strategic Investors Fund XI GP LLC
11

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS TCG Private Credit (Offshore) 2024 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS TCG Private Credit 2024 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS TCG Private Equity 2022 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Third Point Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Third Point Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Vista Equity Partners Fund VIII GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Vista Equity Partners Fund VIII Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Vista Equity Partners Fund VIII Offshore, L.P.	CYM	0%	Mgmt. by CAIS Vista Equity Partners Fund VIII Offshore GP LLC
CAIS Vista Equity Partners Fund VIII, L.P.	DE	0%	Mgmt. by CAIS Vista Equity Partners Fund VIII GP LLC
CAIS Warburg Pincus Global Growth (Fund XIV) , L.P.	DE	0%	Mgmt. by CAIS Warburg Pincus Global Growth (Fund XIV) GP LLC
CAIS Warburg Pincus Global Growth (Fund XIV) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium SEALS Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium SEALS Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
Camp Blood LLC	DE	100%	by A24 Films LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Capital Integration Systems LLC	DE	23.0%	by Eldridge CG Holdings LLC
CardCash Holdings, LLC	DE	86.0%	by Wanamaker Portfolio Trust, LLC
Cardinal River LLC	DE	100%	by A24 Films LLC
Carlostron, LLC	DE	100%	by Media Rights Capital II, LLC
Carlton Portfolio Trust, LLC	DE	100%	by EPH, LLC
Cary Street Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM Agency Services, LLC	DE	100%	by CBAM Partners, LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Credit Opportunities Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund, LP	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Master Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Offshore Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
CBAM SPAC Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM SPAC Fund, LP	DE	100%	by CBAM Partners, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain RE LLC
CH Capital B Holdings, LLC	DE	100%	by CH Capital A Holdings LLC
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding Holdings, LLC	KS	100%	by Sherwood Park, Inc.
12

Name	Jurisdiction	Percent of Voting Securities Owned
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by Cain RE LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SJG Holdings LLC	DE	100%	by Cain PE LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Chisholm Trail, LLC	KS	100%	by Security Benefit Life Insurance Company
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI AM UK Holdings Limited	GBR	100%	by Cain International AM LP
CI BH Holdings II LLC	DE	71.5%	by Cain RE LLC
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by One BH Investors LLC
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	100%	by Cain RE LLC
CI CB3 Subfund	Ireland	100%	by Cain International European Real Estate Opportunity Fund I LP
CI Co-Invest I LLP	GBR	25.0%	by Cain International Management Ltd
CI Diplomat Holdings LLC	DE	1.0%	by Cain International LP
CI EREO I CIP GP Limited	GBR	100%	by Cain International AM LP
CI EREO I CIP GP Limited	JEY	100%	by Cain International AM LP
CI EREO I CIP LP	GBR	0%	Mgmt. by CI EREO I CIP GP Limited
CI EREO I CIP LP	JEY	0%	Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	100%	by Cain FinCo LLC
CI FCL Funding 1 Limited	GBR	100%	by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI FLL Holdings, LLC	DE	100%	by Cain RE LLC
CI Founder Partner GP LLC	DE	100%	by Cain RE LLC
CI Founder Partner LP	DE	0%	Mgmt. by Cain RE LLC
CI GGL Limited	GBR	100%	by CH Capital A Holdings LLC
CI HM Holdings LLP	GBR	100%	by Cain RE LLC
CI HM InvestCo Limited	GBR	100%	by CI HM Holdings LLP
CI Koryfeum Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI Logistics Strat 1 GP Limited	JEY	100%	by Cain International AM LP
CI Logistics Strat 1 LP	JEY	100%	by CI Logistics Strat CIP 1 LP
CI Logistics Strat CIP 1 GP Limited	JEY	100%	by Cain International AM LP
CI Logistics Strat CIP 1 LP	JEY	100%	by Cain International AM LP
CI Milan Limited	GBR	95.0%	by Jampurchaseco Limited
CI Roman Holdings Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI San Diego Holdings LLC	DE	14.26%	by Cain RE LLC
CI SF Holdings Limited	GBR	100%	by Cain RE LLC
CI Student Strat 1 CIP GP Limited	JEY	100%	by Cain International AM LP
CI Student Strat 1 CIP SLP	JEY	100%	by Cain International Management Ltd
CI Student Strat 1 GP Limited	JEY	100%	by Cain International AM LP
CI Student Strat 1 LP	JEY	100%	by CI Student Strat 1 CIP SLP
13

Name	Jurisdiction	Percent of Voting Securities Owned
CI US Services GP LLC	DE	100%	by Cain International AM LP
CI W57th Street Holdings LLC	DE	100%	by Cain RE LLC
CIEF1 UK Holdings Limited	GBR	100%	by Cain International European Real Estate Opportunity Fund I LP
CI-F Zenith GP Limited	JEY	100%	by CI Student Strat 1 LP
CI-F Zenith LP	JEY	95.0%	by CI Student Strat 1 LP
CI-F Zenith UK Holdings Limited	GBR	100%	by CI-F Zenith LP
CILS 1 UK Holdings Limited	GBR	100%	by CI Logistics Strat 1 LP
CILS Barnsley Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Belvedere Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Ellesmere Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Leighton Buzzard Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Milton Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Petersborough Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Sherburn Limited	GBR	100%	by CILS 1 UK Holdings Limited
CIM Zenith Master Holdings Ltd	JEY	100%	by CI Student Strat 1 LP
CIM Leeds Holdings Limited	GBR	100%	by CIM Zenith UK Holdings II Limited
CIM Manchester Holdings Limited	GBR	100%	by CIM Zenith UK Holdings Limited
CIM Nottingham Holdings 2 Limited	GBR	100%	by CIM Zenith UK Holdings Limited
CIM Nottingham Holdings Limited	GBR	100%	by CIM Zenith UK Holdings II Limited
CIM York Holdings Limited	GBR	100%	by CIM Zenith UK Holdings II Limited
CIM Zenith UK Holdings II Limited	GBR	100%	by CIM Zenith Master Holdings Ltd
CIM Zenith UK Holdings Limited	GBR	100%	by CIM Zenith Master Holdings Ltd
Circle Back LLC	DE	100%	by A24 Films LLC
CL The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Click Records, Inc.	DE	100%	by DCP Holdco I LLC
CM PEVF I GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF II GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF III GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF IV GP LLC	DE	100%	by Capital Integration Systems LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Commerce Street Private Credit Fund I, L.P.	DE	0%	Mgmt. by CAIS Commerce Street Private Credit Fund I GP LLC
Commerce Street Private Equity Fund I, L.P.	DE	0%	Mgmt. by CAIS Commerce Street Private Equity Fund I GP LLC
Competitive Socialising Group Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socialising Limited	GBR	100%	by Jampurchaseco Limited
Competitive Socializing US LLC	DE	100%	by Competitive Socialising Limited
Constant Aviation, LLC	OH	100%	by Fairgrave Omlie, LLC
Convergent Financial Technologies LLC	DE	100%	by Zinnia Tech Solutions LLC
Convive Brands, LLC	DE	100%	by Aurify Brands, LLC
Coronado Heights, LLC	KS	100%	by Security Benefit Life Insurance Company
Corporate Wings Technical Services LLC	OH	100%	by Fairgrave Omlie, LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 21 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 23 LLC	DE	100%	by StarVista Live LLC
Covering Multiple Shows Inc.	CAN	100%	by A24 Films LLC
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CPI Productions, Inc.	DE	100%	by DCP Holdco I LLC
Crack in the Earth Limited	DE	100%	by A24 Films LLC
Crack in the Earth LLC	DE	100%	by After The Fact LLC
14

Name	Jurisdiction	Percent of Voting Securities Owned
Crack in the Earth Rights LLC	DE	100%	by A24 Films LLC
Creativity Media Ltd	GBR	100%	by Fulwell 73 Limited
Crestview Park, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
Croatan Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Culper211 LLC	DE	65.0%	by SCF Aviation Capital LLC
Cyrus Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Dancing Pictures Limited	New Zealand	100%	by A24 Distribution, LLC
Davis Portfolio Trust, LLC	DE	100%	by EPH, LLC
Dawn Acres V, LLC	DE	100%	by Sherwood Park, Inc.
Dawson 1967, LLC	KS	100%	by Sherwood Park, Inc.
Dayton Funding II, LLC	DE	100%	by Sherwood Park, Inc.
Dayton Funding, LLC	DE	100%	by Dayton Funding II, LLC
DC Company Music, LLC	CA	100%	by Dick Clark Productions, LLC
dcp Corp.	DE	100%	by DCP Holdco I LLC
dcp Disc Inc.	DE	100%	by DCP Holdco I LLC
DCP Funding LLC	DE	81.5%	by EMG HoldCo, LLC
DCP Guaranty Services, LLC	DE	100%	by Dick Clark Productions, LLC
DCP Holdco I LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Valence Media, LLC
DCP Holdings DE, LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50.0%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by Eldridge Media Group, LLC
Dcpl investco, LLC	DE	100%	by Eldridge Media Group, LLC
Death Match LLC	DE	100%	by A24 Films LLC
Death On A Tuesday LLC	DE	100%	by A24 Films LLC
Death Yell LLC	DE	100%	by A24 Films LLC
Deer Creek Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by DCP Holdco I LLC
Dick Clark Features, Inc.	CA	100%	by DCP Holdco I LLC
Dick Clark Film Group, Inc.	CA	100%	by DCP Holdco I LLC
Dick Clark Kids, Inc.	DE	100%	by DCP Holdco I LLC
Dick Clark Media Archives, LLC	CA	100%	by Dick Clark Productions, LLC
Dick Clark Productions, LLC	DE	100%	by DCP Holdings DE, LLC
Dick Clark Restaurants, Inc.	DE	100%	by DCP Holdco I LLC
Digital Media Asset Holdings, LLC	DE	100%	by EMG AH LLC
Direct Holdings Americas LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas LLC
Direct Holdings Global LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Libraries Inc.	DE	100%	by DCP Holdco I LLC
Direct Holdings U.S. LLC	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75.0%	by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Doc Lobster, LLC	CA	100%	by MRC Documentary Holdings, LLC
15

Name	Jurisdiction	Percent of Voting Securities Owned
Donkey Elephant Productions, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Dopamine Sparkle LLC	DE	100%	by A24 Films LLC
Dornwood Park,LLC	DE	100%	by Security Benefit Corporation
Double Yew LLC	DE	100%	by A24 Films LLC
DPL Financial Partners, LLC	DE	47.0%	by Eldridge DPL Holdings LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DTC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Dunbarre Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
Dynamo 1C S.a.r.l.	DE	100%	by Cain PE LLC
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
EACS II, LLC	DE	100%	by Eldridge Industries, LLC
EACS LLC	DE	100%	by Eldridge Industries, LLC
Eagle 2 Limited	GBR	100%	by Competitive Socialising Group Limited
Earhart Capital, LLC	KS	100%	by Triple8, LLC
Earth Mama LLC	DE	100%	by After The Fact LLC
Earth Mama Rights LLC	DE	100%	by A24 Films LLC
Easy Mark CDN Productions Inc	CAN	100%	by MRC II Holdings, LP
Easy Mark, LLC	CA	100%	by MRC II Holdings, LP
EBBH, LLC	DE	100%	by Eldridge Industries, LLC
EC 17th Street Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
EC 17th Street MezzCo LLC	DE	100%	by EC 17th Street Holdings LLC
ECD Brands Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
Echidna Capital LLC	DE	70.0%	by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eden T Productions LLC	CA	100%	by Eden T Entertainment Inc.
Edgewood Portfolio Trust, LLC	DE	100%	by EPH, LLC
EEH 2017 Preferred Member, LLC	DE	100%	by SBT Investors, LLC
EEH 2017, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
EEH 2017-AHC, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
EEH 2017-EC, LLC	DE	100%	by EEH 2017 Prefered Member, LLC
EH2021, LLC	DE	100%	by Zinnia Corporate Holdings, LLC
EISCP Co-Invest Holdings, LLC	DE	4.18%	by Bedford Portfolio Trust, LLC
EISCP Co-Invest Holdings, LLC	DE	10.06%	by Primrose Portfolio Trust, LLC
EISCP Co-Invest Holdings, LLC	DE	85.75%	by Skylark Portfolio Trust, LLC
EKW Holdings II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100%	by Vista Portfolio Trust, LLC
EKW Holdings V LLC	DE	100%	by Carlton Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Eldridge 17th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 4AIR Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge 625 Broadway, LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge Accelerant Funding, LLC	DE	100%	by Grove Lane Portfolio Trust, LLC
Eldridge ACZ Funding, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100%	by EPH II, LLC
Eldridge Alpaca Funding, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge ARK Crypto US Fund Holdings LLC	DE	100%	by Vista Portfolio Trust, LLC
16

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Ausenco Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Ballotready Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge BB Holdings, LLC	DE	100%	by EBBH, LLC
Eldridge BBLP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Eldridge Bitkraft Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Blink Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Blockchain.com Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Buckle Funding, LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99.0%	by Eldridge Corporate Services, LLC
Eldridge C9E Holdings LLC	DE	9.17%	by Steamboat Portfolio Trust, LLC
Eldridge Capital Management GP, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Capital Management Services, LLC	DE	100%	by Eldridge Capital Management, LP
Eldridge Capital Management, LP	DE	100%	by Eldridge Capital Management GP, LLC
Eldridge CEC Funding, LLC	DE	100%	by Collins Park, LLC
Eldridge CG Holdings LLC	DE	0%	Mgmt. by Eldridge CGCI, LLC
Eldridge CG Holdings LLC	DE	0%	Mgmt. by Eldridge FS Holdings, LLC
Eldridge CGCI, LLC	DE	100%	by Eldridge FS Holdings, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CI GP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge CI LP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CIC Holdings LLC	DE	17.35%	by Palmer Portfolio Trust, LLC
Eldridge CILP Funding, LLC	DE	100%	by Skylark Portfolio Trust, LLC
Eldridge CIREF Holdings, LLC	DE	0.982981%	by Collins Park, LLC
Eldridge CIREF Holdings, LLC	DE	99.017%	by Parkville Portfolio Trust, LLC
Eldridge Clark Funding, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge Clearcover Holdings LLC	DE	50.94%	by Edgewood Portfolio Trust, LLC
Eldridge Clearcover Holdings LLC	DE	49.06%	by Vista Portfolio Trust, LLC
Eldridge Cloudframe Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge Cobalt Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Corporate Funding LLC	DE	100%	by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CRB Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Cutover Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge CVPF II Holdings, LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge Dataminr Holdings LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge Dayglo Funding, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge DBDK Funding, LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge DBZ Holdings, LLC	DE	100%	by Parkville Portfolio Trust, LLC
Eldridge Digital Asset Holdings, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge Diplomat Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DK Holdings LLC	DE	20.0%	by Bruce Park Portfolio Trust, LLC
Eldridge DK Holdings LLC	DE	40.0%	by Steamboat Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	20.0%	by Armstrong Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	20.0%	by Vista Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100%	by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DPL Holdings LLC	DE	58.88%	by Arch Portfolio Trust, LLC
Eldridge DPL Holdings LLC	DE	41.12%	by Canon Portfolio Trust, LLC
Eldridge DTS Funding, LLC	DE	100%	by Maple Portfolio Trust, LLC
17

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge EA Holdings, LLC	DE	84.5%	by SBT Investors, LLC
Eldridge Ediphy Holdings, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge ELO Funding LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge Equine Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Equine II Holdings LLC	DE	64.64%	by Grigg Portfolio Trust, LLC
Eldridge Equine II Holdings LLC	DE	35.36%	by Wanamaker Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100%	by EPH, LLC
Eldridge Esports Funding II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Esports One Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge EVE Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99.0%	by Eldridge Corporate Services, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Fevo Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge FGNY Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge FS Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Fulwell 73 Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge Gaming 247 Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Gamma Holdings, LLC	DE	74.56%	by Flint Rock Portfolio Trust, LLC
Eldridge Gamma Holdings, LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge G-Form Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge goPuff Holdings LLC	DE	11.43%	by Bruce Park Portfolio Trust, LLC
Eldridge goPuff Holdings LLC	DE	88.57%	by Palmer Portfolio Trust, LLC
Eldridge GP 1 SEF Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Happy Money Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eldridge HBF II Holdings, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge HCC Investor LLC	DE	100%	by PD Holdings LLC
Eldridge HCC, LLC	DE	100%	by Eldridge HCC Investor LLC
Eldridge HI Funding, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge HIFI Funding, LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge HIP I-15 Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge HIP Riverport Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge HIP Ventures, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge HNSF V Holdings, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge Homodeus Funding LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge HSCM Holdings, LLC	DE	100%	by Jefferson Square 1892, LLC
Eldridge HSCMV 2 Holdings LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge HZACS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge IE Funding LLC	DE	37.31%	by Bedford Portfolio Trust, LLC
Eldridge IE Funding LLC	DE	11.62%	by Flint Rock Portfolio Trust, LLC
Eldridge IE Funding LLC	DE	51.07%	by Pinecrest Portfolio Trust, LLC
Eldridge Industries, LLC	DE	2.1%	by Bilbao-KCI, LLC
Eldridge Industries, LLC	DE	0%	by Echidna Capital LLC
Eldridge Industries, LLC	DE	5.6%	by EEH 2017-EC, LLC
Eldridge Industries, LLC	DE	87.5%	by SBT Investors, LLC
Eldridge IP Holdings II LLC	DE	100%	by Eldridge Industries, LLC
Eldridge IP Holdings LLC	DE	100%	by Eldridge IP Holdings II LLC
Eldridge IPS Holdings, LLC	DE	17.35%	by Palmer Portfolio Trust, LLC
Eldridge Kamerra Funding, LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge Kindbody Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge Koho Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge KRNL Funding LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge LAD Holdings, LLC	DE	1.0%	by Eldridge Industries, LLC
18

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge LAD Holdings, LLC	DE	99.0%	by SBC LAD Holdings, LLC
Eldridge Laylo Holdings LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge LC Funding LLC	DE	100%	by Edgewood Portfolio Trust, LLC
Eldridge LPC Funding, LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge Lynx Funding LLC	DE	100%	by Oakridge Portfolio Trust, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge MasterClass Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge Media Group, LLC	DE	1.0%	by DCP Holdco I LLC
Eldridge Media Group, LLC	DE	99.0%	by Eldridge Media Holdings, LLC
Eldridge Media Holdings, LLC	DE	58.67%	by Ridge Media Holdings, LLC
Eldridge MetroTech Holdings, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Mojo Funding, LLC	DE	100%	by Edgewood Portfolio Trust, LLC
Eldridge Netomi Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge NFG Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Odyssey Holdings, LLC	DE	100%	by Grove Lane Portfolio Trust, LLC
Eldridge OOSTO Holdings, LLC	DE	7.93%	by Canon Portfolio Trust, LLC
Eldridge OOSTO Holdings, LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	12.68%	by Canon Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	9.66%	by Edgewood Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	2.42%	by Madison Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	12.08%	by Maple Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	6.64%	by Mason Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	56.53%	by Oakridge Portfolio Trust, LLC
Eldridge PCH Holdings, LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	39.91%	by Arch Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	17.35%	by Palmer Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	42.74%	by Steamboat Portfolio Trust, LLC
Eldridge PIPE Holdings, LLC	DE	100%	by Eldridge PIPE Holdings II, LLC
Eldridge Pixion Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Powerboard Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge PPRO Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge PVIII Holdings LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge Qloo Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge QuantaDT Holdings LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge RBUSA Holdings LLC	DE	30.87%	by Armstrong Portfolio Trust, LLC
Eldridge RBUSA Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge RBUSA Holdings LLC	DE	9.53%	by Note Funding 1892-2, LLC
Eldridge RBUSA Holdings LLC	DE	9.17%	by Steamboat Portfolio Trust, LLC
Eldridge RBUSA Holdings LLC	DE	48.52%	by Wanamaker Portfolio Trust, LLC
Eldridge RDCP II Holdings, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge RDE Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Resilience Holdings LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge ROS Holdings LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge Route Funding, LLC	DE	100%	by Morningside Portfolio Trust, LLC
Eldridge S3-R Holdings LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge SamCart Funding, LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge SCIH Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge SCIH-P Holdings LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge SCIH-S Holdings LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge SCOF II Holdings LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge Scopely Holdings LLC	DE	100%	by Holliday Park, LLC
Eldridge SCPH Investor II LLC	DE	100%	by Jefferson Square 1892, LLC
19

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge SCPH Investor LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge SCPH, LLC	DE	3.06%	by Eldridge SCPH Investor LLC
Eldridge SCPH, LLC	DE	46.94%	by Eldridge SCPH Investor II LLC
Eldridge Services Incorporated	DE	100%	by Eldridge Corporate Services, LLC
Eldridge SFLY Funding, LLC	DE	100%	by Potwin Place, LLC
Eldridge SHDG Holdings LLC	DE	100%	by Potwin Place, LLC
Eldridge SkyHive Holdings LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge SLCF IV Holdings LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge SMH Co-Invest Holdings LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge SMT Holdings LLC	DE	9.17%	by Steamboat Portfolio Trust, LLC
Eldridge Snap! Holdings LLC	DE	90.0%	by Oakridge Portfolio Trust, LLC
Eldridge SpotOn Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge Stash Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Stucki Holdings, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Eldridge TF Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Tripledot Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Truebill Funding, LLC	DE	20.0%	by Armstrong Portfolio Trust, LLC
Eldridge Truebill Funding, LLC	DE	80.0%	by Mason Portfolio Trust, LLC
Eldridge TTV VI Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge TTV-GL Holdings LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge Tuvoli Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Unqork Holdings LLC	DE	70.0%	by Maple Portfolio Trust, LLC
Eldridge Util Holdings, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge VG Funding, LLC	DE	50.25%	by Flint Rock Portfolio Trust, LLC
Eldridge VG Funding, LLC	DE	49.75%	by Weaver Portfolio Trust, LLC
Eldridge Viral Nation Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge Viral Nation Purchaseco Ltd.	CAN	100%	by Eldridge Viral Nation Holdings LLC
Eldridge VM Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge VS, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Wellthy Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100%	by Eli Entertainment Inc.
Elia Management LLC	DE	100%	by A24 Films LLC
Elia Services LLC	DE	100%	by A24 Films LLC
Elliott Bay Parent LLC	DE	100%	by Mason Portfolio Trust, LLC
Elm Portfolio Trust LLC	DE	100%	by EPH II, LLC
Elo Entertainment Inc.	DE	28.0%	by Eldridge ELO Funding LLC
EMG AH LLC	DE	99.0%	by Eldridge Media Group, LLC
EMG HoldCo, LLC	DE	0%	Mgmt. by Eldridge Media Holdings, LLC
EMH AH LLC	DE	100%	by EMH II, LLC
EMH II, LLC	DE	100%	by Eldridge Media Holdings, LLC
EMH-PME Holdings, LLC	DE	100%	by Valence Media, LLC
EMH-PME LLC	DE	100%	by Eldridge Media Group, LLC
EMO Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Empty Suit, LLC	CA	100%	by MRC II Holdings, LP
Endless Encore LLC	DE	100%	by A24 Films LLC
EPH Holdings II, LLC	DE	100%	by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100%	by EPH Holdings II, LLC
EPH II, LLC	DE	100%	by EPH Holdings, LLC
EPH, LLC	DE	100%	by EPH II, LLC
Epic Aero, Inc.	DE	100%	by Flexjet, Inc.
20

Name	Jurisdiction	Percent of Voting Securities Owned
Epic Preferred Holdings II LLC	DE	10.78996%	by Brookville Industries, LLC
Epic Preferred Holdings II LLC	DE	1.66104%	by Gladstone Portfolio Trust, LLC
Epic Preferred Holdings II LLC	DE	13.744%	by Hillcrest Holdings, LLC
Epic Preferred Holdings II LLC	DE	12.451%	by Monterey Portfolio Trust, LLC
Epic Preferred Holdings II LLC	DE	32.43%	by PD Holdings LLC
Epic Preferred Holdings II LLC	DE	23.321%	by Quinton Heights, LLC
Epic Preferred Holdings II LLC	DE	5.603%	by Ravenwood Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	48.77%	by Arch Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	2.22%	by Edgewood Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	8.1%	by Flint Rock Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	16.2%	by Madison Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	9.95%	by Mayfair Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	5.94%	by Primrose Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	8.83%	by Putnam Asset Holdings, LLC
Epic Preferred, LLC	DE	100%	by Epic Preferred Holdings LLC
ESL The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Eternal Springs Productions LLC	NY	100%	by MRC II Holdings, LP
Everest Fuel Management, LLC	DE	100%	by Tuvoli, LLC
Everly Holdings, LLC	DE	100%	by SBL Holdings, Inc.
Everly Incentive Plan, LLC	DE	100%	by Everly Holdings, LLC
Everly Life Insurance Company	WI	100%	by Everly Holdings, LLC
Everly, LLC	KS	100%	by Everly Holdings, LLC
F73 Awards Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Faces Off LLC	DE	100%	by After The Fact LLC
Faces Off Rights LLC	DE	100%	by A24 Films LLC
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Fairgrave Omlie, LLC	OH	100%	by One Sky Flight, LLC
False Positive LLC	DE	100%	by After The Fact LLC
Family Secret Productions, Inc.	DE	100%	by DCP Holdco I LLC
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
FC Virginia Soccer Club LLC	VA	100%	by Cain International LP
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
Fever Lake LLC	LA	100%	by After The Fact LLC
Fevo Czech s.r.o.	Czech Republic	100%	by Fevo, Inc.
Fevo d.o.o. Beograd	Serbia	100%	by Fevo, Inc.
Fevo, Inc.	DE	20.19%	by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 24 E12, LLC	DE	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
FGNY ParentCo Holdings, LLC	DE	100%	by Eldridge FGNY Holdings, LLC
FHI Holdings LLC	DE	50.1%	by FHI Investor, LLC
FHI Investor, LLC	DE	100%	by Security Benefit Life Insurance Company
Field Point Portfolio Trust, LLC	DE	100%	by Eldridge Industries, LLC
Fields GC, LLC	NY	56.0%	by Aurify Brands, LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99.0%	by Film Expo Group Holdings LLC
21

Name	Jurisdiction	Percent of Voting Securities Owned
FilmNation Partners, LLC	DE	20.2%	by MRC II Distribution Company, L.P.
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by SBL Holdings, Inc.
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Tacos Holdings, LLC
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet Malta Holdings Limited	Malta	100%	by Volare Acquisitions, Limited
Flexjet Malta Operations Limited	Malta	100%	by Flexjet Malta Holdings Limited
Flexjet Operations Ltd.	GBR	100%	by Volare Acquisitions, Limited
Flexjet Vertical Lift, LLC	DE	100%	by One Sky Flight, LLC
Flexjet, Inc.	DE	5.55%	by Big Springs, LLC
Flexjet, Inc.	DE	16.84%	by Eldridge EA Holdings, LLC
Flexjet, Inc.	DE	7.4%	by Epic Preferred Holdings II LLC
Flexjet, Inc.	DE	3.66%	by Epic Preferred Holdings LLC
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flint Rock Portfolio Trust, LLC	DE	100%	by EPH, LLC
Flip the Script, LLC	DE	100%	by Sugar23, Inc.
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 23 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100%	by StarVista Live LLC
Foot Slap LLC	DE	100%	by A24 Films LLC
Foot Slap Rights LLC	DE	100%	by A24 Films LLC
Fort Pruf Rock Mezz LLC	DE	100%	by Fort Rock Pruf Parent LLC
Fort Rock Pruf Parent LLC	DE	50.00%	by CI FLL Holdings, LLC
Fort Rock Pruf Trustee LLC	DE	100%	by Fort Pruf Rock Mezz LLC
Fortwell Capital Limited	GBR	95.0%	by CI AM UK Holdings Limited
Four Towers Limited	GBR	100%	by Fulwell 73 Limited
Fox River Investments, LLC	DE	100%	by Spoon River Investments, LLC
FPR 1 Member LLC	DE	100%	by Fort Rock Pruf Parent LLC
FPR Investor LLC	DE	100%	by FPR 1 Member LLC
FPR US 1 LLC	DE	100%	by Fort Rock Pruf Parent LLC
Free State Funding, LLC	KS	100%	by Sherwood Park, Inc.
FreezeCorp LLC	DE	100%	by A24 Films LLC
FreezeCorp Rights LLC	DE	100%	by A24 Films LLC
Frimpse Film Productions Ltd	CAN	100%	by Frimpse LLC
Frimpse LLC	CA	100%	by MRC II Holdings, LP
Froome Film Limited	GBR	100%	by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32.0%	by Valence FW73, LLC
Fulwell 73 IDC Holdings, Inc	DE	100%	by Fulwell 73 Holdco Limited
Fulwell 73 IDC, LLC	CA	100%	by Fulwell 73 IDC Holdings, Inc
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 LUK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Cain Studios Limited	GBR	100%	by CI SF Holdings Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
Future Autumn LLC	DE	100%	by After The Fact LLC
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
FX Notes LLC	DE	100%	by SCF Aviation Capital LLC
22

Name	Jurisdiction	Percent of Voting Securities Owned
FXSolutions, LLC	DE	100%	by One Sky Flight, LLC
Galinda Park, LLC	DE	100%	by Security Benefit Corporation
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
Galliard Group Limited	GBR	10.3%	by CI GGL Limited
Galliard Holdings Ltd	GBR	100%	by Galliard Group Limited
Gaming 247, Inc.	DE	13.9%	by Eldridge Gaming 247 Funding LLC
Gamma Media Holdings UK LTD	UK	100%	by Gamma Media Holdings, LLC
Gamma Media Holdings, LLC	DE	89.19%	by Eldridge Gamma Holdings, LLC
Garfield Park, LLC	KS	100%	by Sherwood Park, Inc.
GC Rights LLC	DE	100%	by A24 Films LLC
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70.0%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
GEC Finance, LLC	DE	100%	by Eldridge Industries, LLC
Generate Entertainment, LLC	DE	100%	by DCP Holdings DE, LLC
Gennessee Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
G-Form Incentive Plan, LLC	DE	100%	by Eldridge G-Form Holdings LLC
G-Form, LLC	RI	23.5%	by Wanamaker Portfolio Trust, LLC
GIV-X 4098, LLC	DE	100%	by Air Eldridge LLC
Gizer Inc.	DE	26.23%	by Eldridge Gizer Funding LLC
Gladstone Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
GLT Private Alts Fund I, L.P.	DE	0%	Mgmt. by CAIS GLT Private Alts Fund I GP LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
Golden Globes Holdings, LLC	DE	33.3%	by EMH-PME LLC
Golden Globes, LLC	DE	60.0%	by Golden Globes Holdings, LLC
Got a Little Sloppy LLC	DE	100%	by A24 Films LLC
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Columbus, LLC	OH	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC
GRE Houston, LLC	TX	100%	by Great Room Escape, LLC
GRE Jacksonville, LLC	FL	100%	by Great Room Escape, LLC
GRE Nashville, LLC	TN	100%	by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Green Room, LLC	CA	100%	by MRC II Holdings, LP
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greatest Night, LLC	CA	100%	by MRC Documentary, L.P.
Grigg Portfolio Trust, LLC	DE	100%	by EPH, LLC
Grove Lane Portfolio Trust, LLC	DE	100%	by EPH, LLC
GS BTS Limited	GBR	100%	by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50.0%	by Fulwell 73 UK Limited
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
Gun & Radio, LLC	CA	100%	by MRC Documentary, L.P.
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
GYKIT, LLC	CA	100%	by MRC Documentary Holdings, LLC
23

Name	Jurisdiction	Percent of Voting Securities Owned
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100%	by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Halo Aviation Ltd.	GBR	100%	by Flexjet Operations Ltd.
Harsh Times, LLC	DE	30.0%	by MRC Investments, LLC
Hawk Trail, LLC	DE	100%	by Security Benefit Life Insurance Company
Hibernation Season Inc.	CAN	100%	by A24 Films LLC
High Roller Productions LLC	CA	100%	by MRC II Holdings, LP
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Hillcrest Holdings, LLC	KS	100%	by Dayton Funding, LLC
HM DevCo Limited	GBR	100%	by Honey Monster Limited
HME Holdings, LLC	DE	100%	by HME Investors, LLC
HME Investors, LLC	DE	100%	by Eldridge Industries, LLC
HNW Investors, LLC	KS	100%	by SBL Holdings, Inc.
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Honey Monster Limited	GBR	100%	by CI HM InvestCo Limited
HoneyMonster HoldCo 1 Limited	GBR	100%	by Honey Monster Limited
HoneyMonster HoldCo 2 Limited	GBR	100%	by HoneyMonster HoldCo 1 Limited
Horizon Sponsor, LLC	DE	30.33%	by Eldridge HZACS LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
Hot Sauce LLC	CA	100%	by MRC II Holdings, LP
House Claw LLC	LA	100%	by After The Fact LLC
House Claw Rights LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hypercolor, LLC	CA	100%	by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100%	by After The Fact LLC
HZACS CI, LLC	DE	0%	Mgmt. by Eldridge HZACS LLC
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Imatech Technologies LLC	DE	100%	by A24 Films LLC
Industry Standard Pictures LLC	DE	100%	by A24 Films LLC
Ivory Fort, LLC	KS	100%	by Security Benefit Corporation
Jampurchaseco Limited	GBR	100%	by Cain PE LLC
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
Jefferson Remark Funding LLC	DE	100%	by Jefferson Square 1892, LLC
Jefferson Square 1892, LLC	DE	100%	by Dayton Funding, LLC
JetCorp Technical Services, Inc.	MO	100%	by Fairgrave Omlie, LLC
JJ Concepts Limited	GBR	50.0%	by Jampurchaseco Limited
JJ ISQ Limited	GBR	100%	by JJ Concepts Limited
Joe Cross For Mayor LLC	DE	100%	by A24 Films LLC
Joe Cross For Mayor Rights LLC	DE	100%	by A24 Films LLC
Jola20, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100%	by Juno Holdings Spain 2, S.L.U.
Juno Corn, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux 3 S.a.r.l.	LUX	100%	by Juno Holdings Lux I S.a.r.l
24

Name	Jurisdiction	Percent of Voting Securities Owned
Juno Holdings Lux I S.a.r.l	LUX	95.0%	by Juno Holdings Lux Sarl
Juno Holdings Lux M Sarl	LUX	100%	by Juno Holdings Lux Sarl
Juno Holdings Lux Sarl	LUX	100%	by CIEF1 UK Holdings Limited
Juno Holdings Spain 1, S.L.U.	Spain	100%	by Juno Holdings Lux 2 S.a.r.l
Juno Holdings Spain 2, S.L.U.	Spain	100%	by Juno Holdings Lux 3 S.a.r.l.
Juno Mini, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Kaw Valley Capital, LLC	DE	100%	by Security Benefit Corporation
Keep Spitballing LLC	DE	100%	by A24 Films LLC
Keshet/dcp LLC	DE	50.0%	by PME-DCP HoldCo, LLC
KMA Gems LLC	DE	100%	by After The Fact LLC
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
Knoema Corporation	DE	100%	by Knoema Holdings, LLC
Knoema Holdings, LLC	DE	82.16%	by SB Knoema Holdings, LLC
Knoema IT Solutions India Private Limited	India	100%	by Knoema Corporation
Koryfeum GmbH	LUX	50.0%	by CI Koryfeum Sarl
Krakow Office Park B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
Kurkamart LLC	DE	100%	by A24 Films LLC
KWCI GP	Ireland	50.0%	by Cain International European Real Estate Opportunity Fund I GP Limited
KWCI LP	NJ	50.0%	by CI CB3 Subfund
KWSB Real Estate Venture I, LLC	DE	80.0%	by EKW Holdings LLC
KWSB Real Estate Venture II, LLC	DE	80.0%	by EKW Holdings II LLC
KWSB Real Estate Venture III, LLC	DE	80.0%	by EKW Holdings III LLC
KWSB Real Estate Venture IV, LLC	DE	80.0%	by EKW Holdings IV LLC
Last Rider Productions UK Limited	GBR	100%	by MRC Documentary, L.P.
Last Rider Productions, LLC	CA	100%	by MRC Documentary, L.P.
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Legs Film Rights LLC	DE	100%	by A24 Films LLC
Lenox Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Life is Beautiful Holdings, LLC	DE	32.32%	by Rolling Stone LLC
Life Products Solutions Group, LLC	FL	100%	by Zinnia Tech Solutions LLC
Life.io, LLC	DE	100%	by Zinnia Tech Solutions LLC
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Linda Margaret Rae LLC	DE	100%	by After The Fact LLC
Little Beet Brands Holdings, LLC	DE	100%	by Aurify Brands Holdings, LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98.0%	by Aurify Brands Holdings, LLC
Little Bluestem, LLC	KS	100%	by Sherwood Park, Inc.
25

Name	Jurisdiction	Percent of Voting Securities Owned
Liverpool Holdings Limited	GBR	100%	by CI-F Zenith UK Holdings Limited
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Lost in the Andes, LLC	CA	100%	by MRC Documentary, L.P.
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LPQ Sailboat Pond, Inc.	DE	100%	by APQ Sailboat Pond NY, LLC
LPQ USA, LLC	DE	100%	by Aurify Brands, LLC
LR Special Limited	UK	100%	by A24 Films LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by NHNO Holdings LLC
LSB Industries, Inc.	DE	10.0%	by LSB Funding LLC
LU The Film Limited	GBR	50.0%	by Fulwell 73 Limited
Luminate Data Holdings, LLC	DE	100%	by PME TopCo, LLC
Luminate Data, LLC	DE	100%	by Luminate Data Holdings, LLC
Luxury Linoleum LLC	DE	100%	by A24 Films LLC
Madison Portfolio Trust, LLC	DE	100%	by EPH, LLC
MAG Finance, LLC	KS	100%	by Dornwood Park,LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 21 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 22 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 23 LLC	DE	100%	by StarVista Live LLC
Maman sait mieux Productions Inc.	CAN	100%	by Mommy Knows Best LLC
Maple Hill, LLC	KS	100%	by Sherwood Park, Inc.
Maple Portfolio Trust, LLC	DE	100%	by EPH, LLC
Maranon Capital Ultimate General Partner, LLC	DE	50.0%	by Eldridge Maranon Holdings, LLC
Maranon Capital, LP	DE	60.17%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99.0%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Centre Street Partnership LP	DE	0%	Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100%	by Maranon Centre Street Partnership LP
Maranon Loan Funding 2024-1, LLC	DE	100%	by Sherwood Park, Inc.
Maranon Management LLC	DE	100%	by Maranon Capital, L.P.
Maranon Mezzanine Executive Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	100%	by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund IX, LLC	DE	0%	Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100%	by Maranon Senior Credit Strategies Fund V-Levered, LP
Maranon Senior Credit GP II, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100%	by Sherwood Park, Inc.
26

Name	Jurisdiction	Percent of Voting Securities Owned
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100%	by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0%	Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V-Levered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund V-Unlevered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund X GP, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Strategies Fund XIII DB, LLC	DE	0%	Mgmt. by Maranon Senior Strategies Fund XIII GP, L.P.
Maranon Senior Credit Strategies Fund XIV GP, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Strategies Fund XIV, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund XIV GP, L.P.
Maranon Senior Credit Strategies Fund X-Levered, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund X GP, L.P.
Maranon Senior Credit Strategies Fund X-Unlevered, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund X GP, L.P.
Maranon Senior Credit Strategies GP V, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit X-Levered SPV, LLC	DE	100%	by Maranon Senior Credit Strategies Fund X-Levered, L.P.
Maranon Senior Rated Fund I LLC	DE	0%	Mgmt. by Maranon Capital, L.P.
Maranon Senior Strategies Fund XIII GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Strategies Fund XIII, L.P.	DE	100%	by Maranon Senior Credit Strategies Fund XIII DB, LLC
Maranon Services Corp.	DE	100%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	99.9%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	0.1%	by Maranon Services Corp.
Mary The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MASH EI Holdco, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Maslow's Group LLP	GBR	0%	Board rights held by Cain PE LLC
Maslow's UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100%	by EPH, LLC
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by EPH, LLC
MB The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Meadowlark Funding LLC	KS	100%	by Dayton Funding, LLC
Media Rights Capital II, LLC	DE	100%	by MRC III Holdings, LLC
Media Rights Capital III, LLC	DE	0.94%	by DCP Holdco I LLC
Media Rights Capital III, LLC	DE	36.56%	by EMG HoldCo, LLC
Meez Culinary Solutions, Inc.	DE	14.9%	by Aurify Brands Management, LLC
Meez Culinary Solutions, Inc.	DE	85.1%	by Aurify Brands, LLC
Mellotron, LLC	DE	40.0%	by Carlostron, LLC
Melt Shop Enterprises, LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96.5%	by Aurify Brands Holdings, LLC
Merriam Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
27

Name	Jurisdiction	Percent of Voting Securities Owned
MG Warwick Street HoldCo Limited	GBR	100%	by Maslow's Group LLP
MG Warwick Street OpCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
MG Warwick Street PropCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60.0%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Miller Avenue Productions LLC	DE	100%	by After The Fact LLC
Miller Avenue Rights LLC	DE	100%	by A24 Films LLC
Millway Drive LLC	DE	100%	by A24 Films LLC
Mine Creek, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by After The Fact LLC
Miss Gabler Productions LLC	DE	100%	by A24 Films LLC
Miss Gabler Rights LLC	DE	100%	by A24 Films LLC
MK Debt, LLC	DE	100%	by LPQ USA, LLC
MK USA, LLC	DE	100%	by LPQ USA, LLC
MNV The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Mommy Knows Best LLC	DE	100%	by A24 Films LLC
Monarch Field, LLC	KS	100%	by Security Benefit Life Insurance Company
Monoceros Media LLC	DE	100%	by A24 Films LLC
Monoceros Post Inc.	CAN	100%	by Monoceros Rights LLC
Monoceros Rights LLC	DE	100%	by A24 Films LLC
Monroe Portfolio Trust, LLC	DE	100%	by Eldridge Industries, LLC
Monsters of God LLC	DE	100%	by A24 Films LLC
Monterey Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EPH Holdings, LLC
Morning People LLC	DE	100%	by Elia Management LLC
Morningside Portfolio Trust, LLC	DE	100%	by EPH, LLC
Morse Code UK Films Limited	GBR	100%	by MRC II Holdings, LP
Morse Code, LLC	CA	100%	by MRC II Holdings, LP
Mosaic Media Investment Partners, LLC	DE	100%	by DCP Holdings DE, LLC
Mother Knows Post LLC	DE	100%	by A24 Films LLC
Mother Mary Rights LLC	DE	100%	by A24 Films LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MPQ 1377 Sixth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 1400 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 1535 Third Avenue LLC	NY	100%	by MK USA, LLC
MPQ 1800 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 2161 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 339 Seventh Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 370 Lexington, LLC	NY	100%	by MK USA, LLC
MPQ 400 Fifth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 685 Third Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 688 Bronx HoldCo, LLC	DE	100%	by MK USA, LLC
MPQ 921 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ Bronx Commissary, LLC	NY	100%	by MK USA, LLC
MRC Documentary Holdings, LLC	DE	100%	by Media Rights Capital II, LLC
MRC Documentary, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC Horizon II, LLC	DE	100%	by EMG AH LLC
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
28

Name	Jurisdiction	Percent of Voting Securities Owned
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, LLC
MRC III Holdings, LLC	DE	100%	by Media Rights Capital III, LLC
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, LLC
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Special Events, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
MSP The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MTI Preferred Holdings LLC	DE	100%	by Grigg Portfolio Trust, LLC
Music Business Worldwide Limited (UK)	GBR	50.0%	by PME Holdings, LLC
MV The Film Limited	GBR	100%	by Fulwell 73 UK Limited
N318MM, LLC	KS	50.0%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97.0%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nextant Aerospace, LLC	OH	80.0%	by Nextant Sales, LLC
Nextant Sales, LLC	OH	100%	by Fairgrave Omlie, LLC
NHNO Holdings LLC	DE	100%	by NPK Holdings LLC
Nice Playground LLC	DE	100%	by A24 Films LLC
Nice Playground Rights LLC	DE	100%	by A24 Films LLC
Nicodemus Place, LLC	KS	100%	by Sherwood Park, Inc.
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
No Commas LLC	DE	100%	by A24 Films LLC
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NP The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NPK Holdings LLC	DE	100%	by EPH, LLC
NZC Capital LLC	DE	89.8%	by Todd L. Boehly, Individual
Oak Landing Production LLC	DE	100%	by A24 Films LLC
Oakridge Portfolio Trust, LLC	DE	100%	by EPH, LLC
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
Oaktree Opportunities XII CAIS (Onshore) Access Fund, L.P.	DE	0%	Mgmt. by CAIS OT Opportunities XII CAIS (Onshore) Access Fund GP LLC
Oasis BH, LLC	DE	20.2%	by CI BH Holdings II LLC
Oasis BH, LLC	DE	33.2%	by CI BH Holdings LLC
Oasis West Realty LLC	DE	100%	by OWR Mezz II Borrower LLC
OBH Intermediate Holdco, LLC	DE	100%	by Oasis BH, LLC
Objective Feedback LLC	DE	100%	by A24 Films LLC
Ocarina Incident LLC	DE	100%	by A24 Films LLC
29

Name	Jurisdiction	Percent of Voting Securities Owned
Ocarina Incident Rights LLC	DE	100%	by A24 Films LLC
On The Rocks LLC	DE	100%	by After The Fact LLC
One BH Investors LLC	DE	77.5%	by Cain RE LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oorah Productions LLC	DE	100%	by A24 Films LLC
Opus Rights LLC	DE	100%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50.0%	by Galliard Holdings Ltd
Osler Media Inc.	CAN	100%	by Paultergeist Pictures LLC
Osler Media Quebec Inc.	CAN	100%	by Paultergeist Pictures LLC
Oso Season LLC	DE	100%	by A24 Films LLC
Owl Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
OWR Mezz II Borrower LLC	DE	100%	by OBH Intermediate Holdco, LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Palmer Portfolio Trust, LLC	DE	100%	by EPH, LLC
Palouse Productions LLC	DE	100%	by A24 Films LLC
Panagram Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Panagram Senior Loan Fund I GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund I, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund I GP, LLC
Panagram Senior Loan Fund II GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund II, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund II GP, LLC
Panagram Senior Loan Fund III GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund III, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund III GP, LLC
Panagram Senior Loan Fund IV GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund IV, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund IV GP, LLC
Panagram Senior Loan Fund V GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund V, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund V GP, LLC
Panagram Senior Loan Fund VI GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund VI, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund VI GP, LLC
Panagram Services Holdings, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	99.0%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	1.0%	by Panagram Services Holdings, LLC
Panagram Structured Asset Management, LLC	DE	100%	by Panagram Holdings, LLC
Parks and Haites Limited	GBR	100%	by A24 Films LLC
Parkville Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Passing The Baton LLC	DE	100%	by A24 Films LLC
Paultergeist Pictures LLC	DE	100%	by A24 Films LLC
PayActiv, Inc.	DE	17.65%	by Eldridge PayActiv Holdings LLC
PD Holdings LLC	DE	100%	by Dayton Funding, LLC
PG Senior Loan Fund VIII Issuer, LLC	DE	100%	by Merriam Portfolio Trust, LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pinckney Holdings, LLC	DE	100%	by Security Benefit Life Insurance Company
Pinecrest Portfolio Trust, LLC	DE	100%	by EPH, LLC
Pink Chair Productions LLC	DE	100%	by After The Fact LLC
Pink Chair Rights LLC	DE	100%	by A24 Films LLC
Pink Opaque LLC	DE	100%	by After The Fact LLC
Pink Opaque Rights LLC	DE	100%	by A24 Films LLC
Pixion Games Limited	GBR	11.62%	by Eldridge Pixion Funding LLC
Planet Janet Rights LLC	DE	100%	by A24 Films LLC
PME AH LLC	DE	100%	by EMH II, LLC
PME Holdings, LLC	DE	100%	by PME TopCo, LLC
30

Name	Jurisdiction	Percent of Voting Securities Owned
PME Music, LLC	DE	100%	by PME Holdings, LLC
PME TopCo, LLC	DE	40.0%	by EMH-PME Holdings, LLC
PME-DCP HoldCo, LLC	DE	100%	by PME TopCo, LLC
Poker Face CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Poppy Field Productions, LLC	CA	100%	by MRC II Holdings, LP
Portsmouth Zenith Holdings Limited	GBR	100%	by CI-F Zenith UK Holdings Limited
Post Portfolio Trust, LLC	DE	100%	by Monroe Portfolio Trust, LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
Powder Keg Farms Limited	New Zealand	100%	by A24 Distribution, LLC
Prairie Hill, LLC	KS	100%	by Sherwood Park, Inc.
PrescientCo Holdings, LLC	DE	16.58%	by Eldridge PCH Holdings, LLC
PrescientCo Holdings, LLC	DE	15.25%	by Mayfair Portfolio Trust, LLC
PrescientCo Holdings, LLC	DE	23.5%	by Palmer Portfolio Trust, LLC
PrescientCo Holdings, LLC	DE	24.82%	by Steamboat Portfolio Trust, LLC
PrescientCo LLC	DE	100%	by PrescientCo Holdings, LLC
Prezzo InvestCo Limited	GBR	90.0%	by Jampurchaseco Limited
Prezzo Trading Limited	GBR	100%	by Prezzo InvestCo Limited
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Sherwood Park, Inc.
Primrose Portfolio Trust, LLC	DE	100%	by EPH, LLC
Princess Klepto LLC	DE	100%	by After The Fact LLC
Princess Klepto Rights LLC	DE	100%	by A24 Films LLC
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
Procyon Evergreen I GP LLC	DE	100%	by Capital Integration Systems LLC
Procyon Evergreen I, L.P.	DE	0%	Mgmt. by Procyon Evergreen I GP LLC
Procyon Vintage I GP LLC	DE	100%	by Capital Integration Systems LLC
Procyon Vintage I, L.P.	DE	0%	Mgmt. by Procyon Vintage I GP LLC
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Public House Productions LLC	DE	100%	by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EPH, LLC
PZO JV B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
Queen Morgan, LLC	CA	100%	by MRC Documentary Holdings, LLC
Queens LLC	DE	100%	by After The Fact LLC
Quick As A Wink Limited	New Zealand	100%	by Reserving Rights LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Raising Destiny, LLC	CA	100%	by MRC Documentary, L.P.
Ramy Rights LLC	DE	100%	by A24 Films LLC
Ravenwood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Real Time Situation LLC	DE	100%	by A24 Films LLC
Red Sea 2022-1, LLC	KS	100%	by Sherwood Park, Inc.
Red Sea 2022-3, LLC	KS	100%	by Sherwood Park, Inc.
Renegade Brands USA, INC.	DE	20.0%	by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Revolving Window LLC	DE	100%	by A24 Films LLC
Ride or Die CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Ride or Die Productions, LLC	CA	100%	by MRC II Holdings, LP
Ridge Media Holdings, LLC	DE	100%	by GEC Finance, LLC
Riot Going On, LLC	CA	100%	by MRC Documentary, L.P.
Ripley Park, LLC	DE	70.0%	by Security Benefit Life Insurance Company
31

Name	Jurisdiction	Percent of Voting Securities Owned
Ripple Effects CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Ripple Effects Productions, LLC	CA	100%	by MRC II Holdings, LP
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 22 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 23 LLC	DE	100%	by StarVista Live LLC
Roll Down, LLC	CA	100%	by MRC II Holdings, LP
Rolling Stone Licensing LLC	DE	100%	by Rolling Stone LLC
Rolling Stone LLC	DE	100%	by Rolling Stone Media, LLC
Rolling Stone Media, LLC	DE	100%	by PME Music, LLC
Roman 1 Sarl	LUX	100%	by Roman JV Sarl
Roman 2 Sarl	LUX	100%	by Roman JV Sarl
Roman JV Sarl	LUX	100%	by CI Roman Holdings Sarl
Roman SNC	France	99.9%	by Roman 1 Sarl
Roman SNC	France	50.0%	by Roman 2 Sarl
Round About Bar LLC	DE	100%	by After The Fact LLC
Round About Pub Limited	GBR	100%	by A24 Films LLC
Round About Rights LLC	DE	100%	by A24 Films LLC
Royalty Rights LLC	DE	100%	by A24 Films LLC
RoyaltyHL5 LLC	DE	100%	by A24 Films LLC
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
RS Branding, LLC	DE	100%	by Rolling Stone LLC
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Ruby Portfolio Trust, LLC	DE	100%	by EPH, LLC
Ruby Productions LLC	CA	100%	by Ruby Entertainment Inc.
Rules Beauty, Inc.	DE	54.0%	by A24 Ventures LLC
Rush Job LLC	DE	100%	by A24 Films LLC
S(LSV) LLC	NV	100%	by Competitive Socializing US LLC
S(WBP)LLC	DC	100%	by Competitive Socializing US LLC
S(WDC) LLC	DC	100%	by Competitive Socializing US LLC
S(WMB) LLC	NY	100%	by Competitive Socializing US LLC
Sable River Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Sager House (Almeida) Limited	GBR	100%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. LLC
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
SAM Alternative Investment Opportunities Fund I, L.P.	DE	0%	Mgmt. by CAIS SAM Alternative Investment Opportunities Fund I GP LLC
Sandy Beaches Cruise 21 LLC	DE	100%	by StarVista Live LLC
Sassafras Jam LLC	DE	100%	by A24 Films LLC
Saving The World LLC	DE	100%	by A24 Films LLC
SB Corporate Funding LLC	DE	100%	by Security Benefit Corporation
SB IIS Co LLC	DE	100%	by Security Benefit Life Insurance Company
SB ISH LLC	DE	100%	by Security Benefit Life Insurance Company
SB Knoema Holdings, LLC	DE	100%	by Security Benefit Corporation
SB Restructured Asset, LLC	DE	100%	by Hawk Trail, LLC
SBC Civic Center LLC	DE	100%	by Mason Portfolio Trust, LLC
SBC LAD Holdings, LLC	DE	100%	by Security Benefit Corporation
SBL Holdings, Inc.	KS	100%	by Security Benefit Corporation
SBT Investors LLC	DE	100%	by NZC Capital LLC
SBT Media Holdings, LLC	DE	100%	by SBT Investors, LLC
SBT-WWB, LLC	DE	100%	by SBT Investors, LLC
32

Name	Jurisdiction	Percent of Voting Securities Owned
SCF 115H LLC	DE	69.32%	by Stonebriar Commercial Finance LLC
SCF 1322SL LLC	DE	85.24%	by Stonebriar Commercial Finance LLC
SCF 1324-01MB LLC	DE	65.84%	by Stonebriar Commercial Finance LLC
SCF 1337BCB LLC	DE	72.54%	by Stonebriar Commercial Finance LLC
SCF 1341UL LLC	DE	53.82%	by Stonebriar Commercial Finance LLC
SCF 1343-01M LLC	DE	63.22%	by Stonebriar Commercial Finance LLC
SCF 1358-001A LLC	DE	64.94%	by Stonebriar Commercial Finance LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2019-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2020 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2021 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2022 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2022-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2023-1 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada Revolver GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2019-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2020-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2021-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2022-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2022-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2019-2 Limited Partnership	CAN	99.9%	by SCF Canada 2019-2 GP Ltd.
SCF Equipment Leasing Canada 2020-1 Limited Partnership	CAN	99.9%	by SCF Canada 2020 GP Ltd.
SCF Equipment Leasing Canada 2021-1 Limited Partnership	CAN	99.9%	by SCF Canada 2021 GP Ltd.
SCF Equipment Leasing Canada 2022-2 Limited Partnership	CAN	99.9%	by SCF Canada 2022 GP Ltd.
SCF Equipment Leasing Canada 2023-1 Limited Partnership	CAN	99.9%	by SCF Canada 2023-1 GP Ltd.
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF FW Issuer LLC	DE	100%	by SCF Aviation Capital LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF MRL Subsidiary LLC	DE	84.96%	by Stonebriar Commercial Finance LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Preferred Equity, LLC	DE	0%	Mgmt. by Stonebriar Finance Holdings LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Revolver Canada Limited Partnership	CAN	99.9%	by SCF Canada Revolver GP Ltd.
SCF SB Investor, LLC	KS	100%	by Sherwood Park, Inc.
SCF Servicing Company LLC	DE	99.0%	by SCF Funding LLC
SE2 Services LLC	DE	100%	by Zinnia Corporate Holdings, LLC
se2, LLC	KS	100%	by Zinnia Corporate Holdings, LLC
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Second Failure, LLC	CA	100%	by MRC II Holdings, LP
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	99.755%	by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, Inc.
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, Inc.
33

Name	Jurisdiction	Percent of Voting Securities Owned
Seek Data LLC	TN	100%	by Knoema Holdings, LLC
Selenicereus LLC	DE	100%	by A24 Films LLC
Sensory Impact Group, LLC	DE	73.0%	by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Sesame Marketplace, Inc.	DE	90.0%	by Aurify Brands Management, LLC
Seward Street Maiden Voyage, LLC	CA	100%	by X4Y LLC
Seward Street Productions, LLC	CA	100%	by Seward Street Maiden Voyage, LLC
Sewer Boys LLC	DE	100%	by After The Fact LLC
Sewer Boys Rights LLC	DE	100%	by A24 Films LLC
SFG Multi-Strategy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
SFG Multi-Strategy Fund, L.P.	DE	0%	Mgmt. by SFG Multi-Strategy Fund GP LLC
SGT VF GP, LLC	DE	100%	by EPH Holdings, LLC
SGTV Fund, LP	DE	0%	Mgmt. by SGT VF GP, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Life Insurance Company
Shelter At Home LLC	DE	100%	by A24 Films LLC
Shepherd's Pie UK Ltd	GBR	100%	by MRC II Holdings, LP
Shepherd's Pie, LLC	CA	100%	by MRC II Holdings, LP
Sherwood Park, Inc.	KS	100%	by Security Benefit Corporation
Shock Hill Field, LLC	KS	100%	by Sherwood Park, Inc.
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50.0%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	90.0%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
Skylark Portfolio Trust, LLC	DE	100%	by EPH, LLC
SLOMOG Limited	GBR	100%	by Fulwell 73 UK Limited
Slushie LLC	DE	100%	by After The Fact LLC
Soft Money LLC	DE	100%	by A24 Films LLC
Soggy Jam UK Limited	GBR	100%	by MRC II Holdings, LP
Soggy Jam, LLC	CA	100%	by MRC II Holdings, LP
Somebody Told Me, LLC	DE	100%	by Eldridge IP Holdings LLC
Sommsation Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Sommsation Services Holdings LLC	DE	100%	by Sommsation Holdings, LLC
Sommsation Services, LLC	DE	100%	by Sommsation Holdings, LLC
Sommsation, LLC	DE	100%	by Sommsation Holdings, LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 22 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 23 LLC	DE	100%	by StarVista Live LLC
Soundview Portfolio Trust, LLC	DE	100%	by Field Point Portfolio Trust, LLC
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100%	by StarVista Live LLC
Spinmedia LLC	DE	100%	by EMH-PME Holdings, LLC
Spoon River Investments, LLC	DE	100%	by SBT Investors, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
34

Name	Jurisdiction	Percent of Voting Securities Owned
Squid and Octopi LLC	DE	100%	by A24 Films LLC
SRJ Entertainment LLC	CA	100%	by BFT Entertainment Inc
SRSB Credit Fund LLC	KS	100%	by Sherwood Park, Inc.
SRSB OCF LLC	KS	100%	by Sherwood Park, Inc.
SSVP Capital, LLC	KS	100%	by Hawk Trail, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Starmaker Rights LLC	DE	100%	by A24 Films LLC
Starmaker Studios LLC	DE	100%	by A24 Films LLC
StarVista Entertainment LLC	DE	100%	by Direct Holdings Global LLC
StarVista Live LLC	DE	100%	by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EPH, LLC
Stereogum Media LLC	DE	20.0%	by EMG AH LLC
Stewart Street Productions, LLC	DE	100%	by DCP Holdings DE, LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	88.4%	by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100%	by Three L Finance Holdings, LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Strataca Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Strivers LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100%	by After The Fact LLC
Sugar23 Podcast Group LLC	DE	100%	by Sugar23, Inc.
Sugar23, Inc.	DE	20.05%	by Valence Circle Up, LLC
Sulliverhills Spain, SLU	Spain	95.0%	by CIEF1 UK Holdings Limited
Sunday Best, LLC	CA	100%	by MRC Documentary, L.P.
Sunny Waves, LLC	CA	100%	by MRC II Holdings, LP
Sunny With A Chance Limited	New Zealand	100%	by Imatech Technologies LLC
Sunset Hills, LLC	KS	100%	by Sherwood Park, Inc.
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Super Eagles, LLC	CA	100%	by MRC Documentary Holdings, LLC
Super, Awesome & Amazing LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Sweepstakes Hero, LLC	CA	100%	by MRC Documentary, L.P.
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing US LLC
SXSW, LLC	TX	50.0%	by PME Holdings, LLC
Syracuse City, LLC	KS	100%	by Sherwood Park, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
Tamarack Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
TCG Private Credit 2024, L.P.	DE	0%	Mgmt. by CAIS TCG Private Credit 2024 GP LLC
TCG Private Equity 2022, L.P.	DE	0%	Mgmt. by CAIS TCG Private Equity 2022 GP LLC
Technicolor Dreamcourt LLC	DE	100%	by A24 Films LLC
Ten Ten Productions LLC	CA	100%	by Ruby Entertainment Inc.
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TFEG ABG LA JV, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
TFEG OW JV, LLC	DE	50.0%	by Thirteenth Floor Entertainment Group, LLC
The Hollywood Reporter, LLC	DE	100%	by PME Holdings, LLC
The Most Down to Earth, LLC	CA	100%	by MRC Documentary, L.P.
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Media LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
35

Name	Jurisdiction	Percent of Voting Securities Owned
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99.0%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65.0%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential HoldCo Limited	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50.0%	by Sensory Impact Group, LLC
Thornwood Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
Tiger Productions LLC	DE	100%	by A24 Films LLC
TIL 2022 LIMITED	GBR	100%	by Fulwell 73 UK Limited
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Topeka Grand Hotels, LLC	DE	37.0%	by Security Benefit Life Insurance Company
Tornado Digital, LLC	KS	100%	by Sherwood Park, Inc.
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
36

Name	Jurisdiction	Percent of Voting Securities Owned
Trinity Stuart Holding, LLC	DE	85.0%	by CI Boston Holdings LLC
Trinity Stuart Hotel LLC	DE	100%	by Trinity Stuart Holding, LLC
Triple8, LLC	KS	100%	by Security Benefit Life Insurance Company
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
Truebill, Inc.	DE	18.22%	by Eldridge Truebill Funding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Bethesda Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Management Company LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ RTC Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
TT Entertainment	GBR	33.0%	by Fulwell 73 UK Limited
Tuvoli Canada, Inc.	CAN	100%	by Tuvoli, LLC
Tuvoli Holdings, LLC	DE	16.87%	by Eldridge EA Holdings, LLC
Tuvoli Holdings, LLC	DE	2.45%	by Eldridge Tuvoli Holdings LLC
Tuvoli Holdings, LLC	DE	12.98%	by Epic Preferred Holdings II LLC
Tuvoli Holdings, LLC	DE	3.67%	by Epic Preferred Holdings LLC
Tuvoli, LLC	DE	100%	by Tuvoli Holdings, LLC
Twenty Years LLC	DE	100%	by After The Fact LLC
Twenty Years Rights LLC	DE	100%	by A24 Films LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 22 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 23, LLC	DE	100%	by StarVista Live LLC
Un Chien Bizarre LLC	DE	100%	by A24 Films LLC
Uniq Lark Development, S.L.U.	Spain	100%	by Sulliverhills Spain, SLU
Upstate Riot, LLC	CA	100%	by MRC Documentary Holdings, LLC
Valence A24, LLC	DE	100%	by EMG AH LLC
Valence APM, LLC	DE	100%	by Media Rights Capital II, LLC
Valence Circle Up, LLC	DE	100%	by EMG AH LLC
Valence FW73, LLC	DE	100%	by EMG AH LLC
Valence Media, LLC	DE	100%	by EMH-PME LLC
Valence Zig Holdings, LLC	DE	100%	by EMG AH LLC
Variety Media, LLC	DE	100%	by PME Holdings, LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venn Music Publishing, LLC	CA	100%	by Gaming 247, Inc.
Venn Records LLC	CA	100%	by Gaming 247, Inc.
Venn Studios LLC	CA	100%	by Gaming 247, Inc.
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vibe Media Publishing, LLC	DE	100%	by PME Music, LLC
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Viral Nation, Inc.	CAN	19.1%	by Eldridge Viral Nation Purchaseco Ltd.
Vista Portfolio Trust, LLC	DE	100%	by EPH, LLC
Vivid Seats, Inc.	DE	29.77%	by Post Portfolio Trust, LLC
Volare Acquisitions, Limited	Ireland	49.0%	by Flexjet Limited
Volo Sicuro, LLC	DE	19.89%	by Eldridge VS, LLC
Volo Sicuro, LLC	DE	5.97%	by Epic Aero, Inc.
Vydia, Inc.	DE	100%	by Gamma Media Holdings, LLC
WAAM Acquisition LLC	VA	100%	by The St. James Media LLC
37

Name	Jurisdiction	Percent of Voting Securities Owned
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50.0%	by CHE 830 Brickell LLC
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Weary Blues Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Weaver Portfolio Trust, LLC	DE	100%	by EPH, LLC
Weissach Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50.0%	by Galliard Developments Ltd
White Whale Productions, LLC	CA	100%	by MRC II Holdings, LP
Wight Cap Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Wildfires, LLC	CA	100%	by MRC Documentary, L.P.
Wildwood Portfolio Trust, LLC	DE	100%	by SBT Investors, LLC
Windsor Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Winning Spirit and Sons LLC	DE	100%	by A24 Films LLC
Wizards Productions LLC	DE	100%	by A24 Films LLC
WWB Holdings II, LLC	DE	100%	by SBT-WWB, LLC
WWB Holdings, LLC	DE	100%	by SBT-WWB, LLC
X4Y LLC	DE	100%	by Sugar23, Inc.
Yekaterina UK Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC
Zinnia Asset Holdings, LLC	DE	100%	by se2 Holdco, LLC
Zinnia Business Services LLC	DE	100%	by Zinnia Corporate Holdings, LLC
Zinnia Corporate Holdings, LLC	DE	100%	by SE2 Asset Holdings LLC
Zinnia Digital Service LLP	India	0.0001%	by se2, LLC
Zinnia Digital Service LLP	India	99.9999%	by Zinnia Corporate Holdings, LLC
Zinnia Distributor Solutions LLC	DE	100%	by Zinnia Tech Solutions LLC
Zinnia Holdco, LLC	KS	100%	by Security Benefit Corporation
Zinnia Tech Solutions Canada ULC	CAN	100%	by Zinnia Tech Solutions LLC
Zinnia Tech Solutions LLC	DE	100%	by Zinnia Corporate Holdings, LLC
Zinnia Technology Services Ireland	Ireland	100%	by Zinnia Corporate Holdings, LLC
SBL is the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account, Variable Annuity Account XI, Variflex Separate Account, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account, and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.
Item 30.
Indemnification
The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.
The Articles of Incorporation include the following provision:
(a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate
38

action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.
(b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.
Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
SBL Variable Annuity Account VIII (Variflex Extra Credit)
SBL Variable Annuity Account VIII (Variflex LS)
SBL Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
T. Rowe Price Variable Annuity Account

(a)(2)	SDL acts as principal underwriter for the following separate accounts of First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

39

Nationwide Multi-Flex Variable Account Nationwide Variable Account 9
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President and Head of Distribution
	Christopher L. Brown	Chief Financial Officer, Treasurer, and Finance and Operations Principal
	Kurt E. Auleta	Senior Vice President, Western Division
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	James J. Kiley	Senior Vice President, Education Market and Affiliates
	Michael T. Maghini	Senior Vice President, National Accounts
	Michael K. Reidy	Senior Vice President
	Matthew V. Rocha	Senior Vice President, Eastern Division
	Kevin M. Watt	Senior Vice President
	Carmen R. Hill	Vice President and Assistant Secretary
	Christopher D. Swickard	Vice President and Secretary
	Donald A. Wiley	Vice President
	Mark J. Carr	Assistant Vice President
	Gregory C. Garhart	Assistant Vice President, Chief Compliance Officer and AML Compliance Officer
	Aaron M. Tallen	Assistant Vice President, Internal Sales and Distribution Operations
	Susan J. Lacey	Assistant Treasurer
	Lisa M. Young	Assistant Treasurer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.
(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$554,714[1]	$0[2]	$0	N/A
	* SBL pays SDL an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDL’s ongoing operations

1
SBL pays commissions to selling broker-dealers through SDL. This is the amount paid to SDL in connection with all
Contracts sold through the Separate Account. SDL passes through to the selling broker-dealers all such amounts.

2
A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract. This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the
Separate Account, all of which is retained by SBL.

Item 32.
Location of Accounts and Records
[Omitted]
Item 33.
Management Services
All management contracts are discussed in Part A or Part B.
Item 34.
Fee Representation and Other Representations
Fee Representation
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
Other Representations
(a)
SBL, sponsor of the unit investment trust, SBL Variable Annuity Account VIII, hereby represents that it is relying upon the American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) at paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.
40

(b)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.
41

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Topeka, and State of Kansas on this 30th day of April, 2024.
By:	Security Benefit Life Insurance Company
(the Depositor)
*
Douglas G. Wolff, Chief Executive Officer and Director
By:	SBL Variable Annuity Account VIII
(The Registrant)
*
Douglas G. Wolff, Chief Executive Officer and Director
As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 30, 2024.
SIGNATURES AND TITLES
By:	*
Douglas G. Wolff, Chief Executive Officer and Director
By:	*
Susan J. Lacey, Vice President and Controller
By:	*
Caleb I. Brainerd, Senior Vice President, Chief Financial Officer, and Treasurer
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary, and Director
By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer, and Director
By:	*
Michael P. Kiley, Director
By:	*
Barry G. Ward, Director
*By:	/s/ Chris Swickard
Chris Swickard, as Attorney-in-Fact
1

EXHIBIT INDEX
(l)(1)	Consent of Independent Registered Public Accounting Firm
(l)(2)	Consent of Counsel
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
1